As filed with the Securities and Exchange Commission on April 15, 1997
                                                       Registration No. 2-93214
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933               [ ]

                        POST-EFFECTIVE AMENDMENT NO. 31           [X]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                               INVESTMENT COMPANY                 [ ]
                                   ACT OF 1940

                                AMENDMENT NO. 32                  [X]


                          -----------------------------


                                 COREFUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                            530 East Swedesford Road
                                 Wayne, PA 19087
                    (Address of Principal Executive Offices)
                 Registrant's Telephone Number: 1-(800)355-CORE

                           JAMES W. JENNINGS, ESQUIRE
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103
                     (Name and Address of Agent for Service)

                          -----------------------------


It is proposed that this filing will become effective 60 days after filing pursuant to paragraph (a) of Rule 485.

The Registrant has registered an indefinite number of its Common Shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed a Rule 24f-2 notice covering the fiscal year ended June 30, 1996 on August 28, 1996.

                              CROSS REFERENCE SHEET



                                                                                   Prospectus
Form N-1A Item No.
                                                                                   Caption
                                                                                   -------
PART A - Institutional Shares: Growth Equity Fund, Core Equity Fund, Special
Equity Fund, Equity Index Fund, International Growth Fund, Balanced Fund,
Short-Intermediate Bond Fund, Bond Fund, Short Term Income Fund, Government
Income Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund,
New Jersey Municipal Bond Fund, Global Bond Fund, Cash Reserve, Treasury Reserve
and Tax-Free Reserve Portfolios

Item 1.  Cover Page ...............................................................Cover Page

Item 2.  Synopsis .................................................................Investor Expenses

Item 3.  Condensed Financial Information...........................................Financial Highlights

Item 4.  General Description of Registrant.........................................Cover Page; Introducing
                                                                                   CoreFunds; Information on the
                                                                                   Funds; General Investment
                                                                                   Policies and Practices;
                                                                                   General Information

Item 5.  Management of the Fund....................................................Cover Page; Management;
                                                                                   General Information;
                                                                                   Back Cover

Item 5A. Management Discussions
         of Fund Performance ......................................................Disclosure in Annual
                                                                                   and Semi-Annual Reports

Item 6.  Capital Stock and Other Securities........................................Cover Page;
                                                                                   Distributions; Taxes;
                                                                                   Description of Shares;
                                                                                   General Information;
                                                                                   Opening an Account and
                                                                                   Purchasing Shares

Item 7.  Purchase of Securities Being Offered......................................Valuation of Shares;
                                                                                   Opening an Account and
                                                                                   Purchasing Shares;
                                                                                   Exchanging Shares

Item 8.  Redemption or Repurchase .................................................Selling (Redeeming) Your
                                                                                   Shares

Item 9.  Pending Legal Proceedings.................................................*

                                                                                   Prospectus
Form N-1A Item No.
                                                                                   Caption
                                                                                   -------
PART A - Individual Shares: Growth Equity Fund, Core Equity Fund, Special Equity
Fund, International Growth Fund, Balanced Fund, Short-Intermediate Bond Fund,
Bond Fund, Short Term Income Fund, Government Income Fund, Intermediate
Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond
Fund, Global Bond Fund, Cash Reserve, Treasury Reserve and Tax-Free Reserve
Portfolios

Item 1.  Cover Page ...............................................................Cover Page

Item 2.  Synopsis .................................................................Investor Expenses

Item 3.  Condensed Financial Information...........................................Financial Highlights

Item 4.  General Description of Registrant.........................................Cover Page; Introducing
                                                                                   CoreFunds; Information
                                                                                   on the Funds; General Investment
                                                                                   Policies and Practices;
                                                                                   General Information

Item 5.  Management of the Fund....................................................Cover Page; Management;
                                                                                   General Information;
                                                                                   Back Cover

Item 5A. Management Discussions
         of Fund Performance ......................................................Disclosure in Annual
                                                                                   and Semi-Annual Reports

Item 6.  Capital Stock and Other Securities........................................Cover Page;
                                                                                   Distributions; Taxes;
                                                                                   Description of Shares;
                                                                                   General Information;
                                                                                   Opening an Account and
                                                                                   Purchasing Shares;
                                                                                   Selling (Redeeming) Your
                                                                                   Shares

Item 7.  Purchase of Securities Being Offered......................................Valuation of Shares;
                                                                                   Opening an Account and
                                                                                   Purchasing Shares;
                                                                                   Exchanging Shares

Item 8.  Redemption or Repurchase .................................................Selling (Redeeming) Your
                                                                                   Shares

Item 9.  Pending Legal Proceedings.................................................*

                                                                                   Prospectus
Form N-1A Item No.
                                                                                   Caption
                                                                                   -------

Part B

Item 10.              Cover Page...................................................Cover Page

Item 11.              Table of Contents............................................Table of Contents

Item 12.              General Information and History..............................The Fund

Item 13.              Investment Objectives and                                    Investment
                      Policies.....................................................Objective and
                                                                                   Policies

Item 14.              Management of the Registrant.................................Directors
                                                                                   and Officers; the
                                                                                   Investment Adviser,
                                                                                   Manager and Distributor

Item 15.              Control Persons and Principal
                      Holders of Securities........................................Principal Holders of
                                                                                   Securities

Item 16.              Investment Advisory and Other
                      Services.....................................................The Investment Adviser,
                                                                                   Administrator and
                                                                                   Distributor

Item 17.              Brokerage Allocation and Other
                      Practices....................................................Portfolio Transactions

Item 18.              Capital Stock and Other
                      Securities...................................................Description of Shares

Item 19.              Purchase, Redemption and Pricing
                      of Securities Being Offered..................................Included in Part A

Item 20.              Tax Status...................................................Included in Part A

Item 21.              Underwriters.................................................*

Item 22.              Calculation of Performance Data..............................Yield

Item 23.              Financial Statements.........................................Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

*  Omitted since the answer is negative or the Item is inapplicable.

                       PROSPECTUS FOR INDIVIDUAL SHARES


                                 ________, 1997

        [PHOTO OF BOATS AT THE DOCK WITH PEOPLE AND FAMILIES PASSING BY]

                              CoreFunds Investing our experience in your future


                              EQUITY FUNDS

                              BALANCED FUND

                              INCOME FUNDS

                              TAX-EXEMPT INCOME FUNDS

                              MONEY MARKET FUNDS

                              / /
                              CoreFund(r)
                              Family of Mutual Funds

INTRODUCING COREFUNDS


This Prospectus introduces you to seventeen of the mutual funds offered by CoreFunds, Inc. ("CoreFunds"), an open-end management investment company. CoreFunds presently offers shares in twenty diversified and non-diversified portfolios. This Prospectus offers:

___  Class A (Individual) shares of the Equity Funds

___  Class A (Individual) shares of the Fixed Income Funds and

___  Class C (Individual) shares of the Money Market Funds.

Materials relating to Class Y (Institutional) shares of the Funds may be obtained by calling 1-800-355-CORE or by writing to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

CoreStates Investment Advisers, Inc. ("CoreStates Advisers") serves as the investment adviser to each Fund. The International Growth Fund and Global Bond Fund also retain investment sub-advisers. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

You may choose to invest in any of the CoreFunds offered in this Prospectus. Read your prospectus before you invest and keep it for future reference.

Additional information about the Funds, contained in a Statement of Additional Information dated __________ __, 1997, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call 1-800-355-CORE or write to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

Shares in the Funds are not obligations, deposits, or accounts of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of each Fund's investment adviser, or any of its affiliates.

Shares in the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investment in the Fund shares involves risk, including possible loss of principal.

An investment in the Cash Reserve, Treasury Reserve and/or Tax-Free Reserve is not insured and is not guaranteed by the U.S. Government, and we can not assure you that these Funds will be able to maintain a stable net asset value of $1.00 per share.

The Securities and Exchange Commission has not approved or disapproved these securities. Also, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                      WHAT YOU WILL FIND IN THIS PROSPECTUS


INFORMATION ON THE FUNDS
   EQUITY FUNDS
      Equity Index............................................2
      Core Equity.............................................4
      Growth Equity...........................................6
      Special Equity..........................................8
      International Growth...................................10
   BALANCED FUND
      Balanced...............................................12
   FIXED INCOME FUNDS
      Short Term Income......................................14
      Short-Intermediate Bond................................16
      Government Income......................................18
      Bond...................................................20
      Global Bond............................................22
      Intermediate Municipal Bond............................24
      Pennsylvania Municipal Bond............................26
      New Jersey Municipal Bond..............................28
   MONEY MARKET FUNDS
      Treasury Reserve.......................................30
      Cash Reserve...........................................32
      Tax-Free Reserve.......................................34
GENERAL INFORMATION
      General Investment Policies and Practices..............36
      Temporary Investments..................................39
      Distributions..........................................42
      Taxes..................................................42
      Valuation of Shares....................................44
      Management.............................................45
      Performance Information................................47
      Description of Shares..................................48
      General Information....................................48
SHAREHOLDER SERVICES GUIDE
      Opening an Account and Purchasing Shares...............49
      Exchanging Shares......................................52
      Selling (Redeeming) Your Shares........................52

                                EQUITY INDEX FUND

    SUMMARY

Equity Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by investing primarily in stocks represented in the S&P 500 Index.

    PORTFOLIO INVESTMENTS

The Fund invests at least 90% of its total assets in equity securities that represent a composite of the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P 500 Index, S&P considers market values and industry diversification.

The Fund's investment portfolio will generally consist of common stocks of as many issuers listed in the S&P 500 Index as is feasible. CoreStates Advisers uses a computer model that closely monitors industry weightings of the S&P 500 Index. Although CoreStates Advisers does not screen securities by traditional methods of financial and market analyses, it monitors the Fund's investments with a view toward removing stocks of companies which exhibit extreme financial distress or which may impair the Fund's ability to achieve its investment objective.

Equity Index Fund strives to provide a total return comparable to the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)

Equity Index Fund is not sponsored by nor affiliated with Standard & Poor's Corporation ("S&P").

    RISK CONSIDERATIONS

Like all equity funds, Equity Index Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Equity Index Fund seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

    INVESTMENT SUITABILITY

Equity Index Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.


    FUND MANAGEMENT

Lary Aasheim, CFA, a Vice President of CoreStates Advisers, is portfolio manager of Equity Index Fund. Prior to joining CoreStates Advisers in 1990, Mr. Aasheim worked as an analyst at First Fidelity Bank/Fidelity Bank, First Pennsylvania Bank and Bear Stearns in New York. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A shares of Equity Index Fund. The CoreFunds' annual report which accompanies the Statement of Additional Information is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.




                                                           Unaudited
                                                              1996
CLASS A (INDIVIDUAL)                                     --------------
For a Share Outstanding Throughout the Period Ended      December 31(1)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 29.62
Net Investment Income                                        $  0.06
Realized and Unrealized Net Gains on Securities              $  1.97
Distributions from Net Investment Income                     $ (0.13)
Distributions from Capital Gains                             $ (0.24)
Net Asset Value, End of Period                               $ 31.28
Total Return(2)                                                 6.85%+
Net Assets, End of Period (000 omitted)                      $   932
Ratio of Expenses to Average Net Assets                         0.37%
Ratio of Net Income to Average Net Assets                       1.73%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                          0.71%
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                          1.39%
Portfolio Turnover Rate                                            4%
Average Commission Rate(3)                                   $0.0646
-------------------------------------------------------------------------------
+ This figure has not been annualized.

(1) Commenced operations October 9, 1996. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended December 31, 1996 is for a two-month period.

(3) Average commission rate paid per share for security purchases and sales during the period.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.



CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                    5.50%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .15%
12b-1 Fees(2)                                               .00%
Other Expenses(3)                                           .22%
Total Fund Operating Expenses After Fee Waivers(4)          .37%


EXAMPLE                                    1 Year    3 Years   5 Years  10 Years
You would pay the following expenses         $59        66        75       99
on a $1,000 investment, assuming
(1) imposition of the maximum sales
charge, (2) a 5% annual return and
(3) redemption at the end of each
time period.(5)

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. Absent voluntary waivers, the Distributor's fee is calculated at the annual rate of .25% of average net assets.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser, Administrator and Distributor have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory, administrative and distribution fee waivers expected to be in effect during the fiscal period ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 0.70%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                                CORE EQUITY FUND


   SUMMARY

Core Equity Fund seeks maximum total return by investing in a diversified portfolio of common stocks.


    PORTFOLIO INVESTMENTS

The Fund invests principally in a diversified portfolio of common stocks including stocks of companies with:

___  large market capitalizations

___  medium market capitalizations and

___  small market capitalizations.

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In addition, up to 20% of the Fund's total assets may be invested in:

___  securities convertible into common stocks

___  preferred stocks

___  corporate bonds and notes

___  warrants

___  Short-Term Obligations and

___  sponsored and unsponsored American Depositary Receipts ("ADRs").

Core Equity Fund strives to provide a total return greater than stock market indices such as the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all equity funds, Core Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance, during a specific period, may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Core Equity Fund seeks maximum total return in excess of the S&P 500 Index.

    INVESTMENT SUITABILITY

Core Equity Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.

    FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A shares of Core Equity Fund(a). The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                               RETAIL    PRIOR
                                                       Unaudited               CLASS*    CLASS
                                                         1996        1996       1995      1994      1993    1992    1991   1990(1)
CLASS A (INDIVIDUAL)(3)                              -------------- -------    ---------------------------------------------------
For a Share Outstanding Throughout the Period Ended  December 31(5) June 30                          October 31
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $ 17.28      17.08      15.00     15.39    13.93   13.08    8.95   10.00
Net Investment Income                                   $  0.05       0.12       0.18      0.11     0.14    0.19    0.26    0.14
Realized and Unrealized Net Gains (Losses)
  on Securities                                         $  2.31       1.49       2.87      0.22     1.89    1.02    4.13   (1.05)
Distributions from Net Investment Income                $ (0.06)     (0.11)     (0.17)    (0.11)   (0.14)  (0.19)  (0.26)  (0.14)
Distributions from Capital Gains                        $ (1.47)     (1.30)     (0.80)    (0.61)   (0.43)  (0.17)     --      --
Net Asset Value, End of Period                          $ 18.11      17.28      17.08     15.00    15.39   13.93   13.08    8.95
Total Return(2)                                           13.68%+    19.11      21.94      2.21    14.90    9.27   49.37   (9.22)
Net Assets, End of Period (000 omitted)                 $13,033     11,178      6,591    50,128   45,677  28,103  12,830   5,982
Ratio of Expenses to Average Net Assets                    1.20%      1.22       1.34      1.49     1.20    0.92    0.54    0.65
Ratio of Net Income to Average Net Assets                  0.63%      0.89       1.23      0.75     0.94    1.47    2.30    2.29
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                      1.29%      1.26       1.53      1.51     1.41    1.23    1.48    1.59
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                                      0.54%      0.85       1.04      0.73     0.73    1.17    1.36    1.35
Portfolio Turnover Rate**                                    45%       114        119        35       24      39      68      43
Average Commission Rate(4)                              $0.0631     0.0636         --        --       --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------

(a) This Fund was formerly known as Equity Fund.

* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds. At that time the Retail Class of shares of the Fund was exchanged for Class A shares.

**For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the periods November 1 to October 31.

(4) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(5) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.


The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    5.50%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees                                    .74%
12b-1 Fees(1)                                               .25%
Other Expenses(2)                                           .26%
Total Fund Operating Expenses After Fee Waivers(3)         1.25%


EXAMPLE                                  1 Year    3 Years   5 Years   10 Years
You would pay the following expenses       $67        92        120       198
on a $1,000 investment, assuming
(1) imposition of the maximum
sales charge, (2) a 5% annual
return and (3) redemption at
the end of each time period.(4)


* Fees shown reflect current fees.

(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Administrator has voluntarily waived a portion of its fee in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.29%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                               GROWTH EQUITY FUND

    SUMMARY

Growth Equity Fund seeks capital growth and an increasing flow of dividends by investing primarily in common stocks.

    PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of equity securities including:

___  common stocks

___  preferred stocks

___  convertible securities and

___ other equity securities of companies which CoreStates Advisers believe show the potential for growth of earnings over time.

Growth Equity Fund strives to provide a return greater than stock market indices such as the Russell 1000 Growth Index, the S&P 500 Index and the Lipper Growth Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all equity funds, the Growth Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance, during a specific period, may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Growth Equity Fund seeks capital growth and an increasing flow of dividends.

    INVESTMENT SUITABILITY

Growth Equity Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.

    FUND MANAGEMENT

Timothy R. Stives is a Senior Managing Director of CoreStates Advisers and manages Growth Equity Fund. He joined CoreStates Advisers in 1994. Mr. Stives was a Vice President and Partner at Chancellor Capital Management since 1988. Prior to that, he was a securities analyst and portfolio manager with CitiCorp Investment Management. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of Growth Equity Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                          Unaudited
                                                             1996        1996     1995      1994     1993(1)
CLASS A (INDIVIDUAL)*                                   -------------   -------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(4)               June 30
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 14.17      11.17     9.10      9.95     9.80
Net Investment Income                                      $  0.01       0.05     0.06      0.04     0.03
Realized and Unrealized Net Gains (Losses) on Securities   $  0.82       3.35     2.07     (0.85)    0.15
Distributions from Net Investment Income                   $ (0.01)     (0.05)   (0.06)    (0.04)   (0.03)
Distributions from Capital Gains                           $ (1.57)     (0.35)      --        --       --
Net Asset Value, End of Period                             $ 13.42      14.17    11.17      9.10     9.95
Total Return(2)                                               5.76%+    31.00    23.44     (8.13)    1.80+
Net Assets, End of Period (000 omitted)                    $ 3,895      3,162    2,043     1,730    5,224
Ratio of Expenses to Average Net Assets                       1.20%      1.14     1.01      0.94     0.80
Ratio of Net Income to Average Net Assets                     0.13%      0.40     0.59      0.23     0.39
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                         1.32       1.30     1.35      1.36     1.48
Ratio of Net Income (Loss) to Average Net Assets
  (Excluding Waivers)                                         0.01%      0.23     0.25     (0.19)   (0.29)
Portfolio Turnover Rate                                         30%        81      113       127      103
Average Commission Rate(3)                                 $0.0600     0.0601       --        --       --
-------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series B shares of the Fund were redesignated Class A.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(4) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    5.50%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees                                    .75%
12b-1 Fees(1)                                               .25%
Other Expenses(2)                                           .21%
Total Fund Operating Expenses After Fee Waivers(3)         1.21%


EXAMPLE                                    1 Year   3 Years   5 Years   10 Years
You would pay the following expenses        $67       91        118       194
on a $1,000 investment, assuming
(1) imposition of the maximum
sales charge, (2) a 5% annual
return and (3) redemption at the
end of each time period.(4)


* Fees shown reflect current fees.

(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Administrator has voluntarily waived a portion of its fee in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.30%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                               SPECIAL EQUITY FUND

    SUMMARY

Special Equity Fund seeks capital growth by investing principally in a diversified portfolio of common stocks.

    PORTFOLIO INVESTMENTS

The Fund invests principally in a diversified portfolio of common stocks of domestic companies that CoreStates Advisers expect will experience growth in earnings and price including stocks of companies with:

___  small market capitalizations

___  medium market capitalizations and

___  large market capitalizations.

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In addition, up to 35% of the Fund's total assets may be invested in:

___  preferred stocks

___  securities convertible into common stock

___  corporate bonds and notes

___  warrants

___  Short-Term Obligations and

___ sponsored and unsponsored ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

Special Equity Fund strives to provide a return greater than stock market indices such as the Russell 3000 Equal Weighted Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, Special Equity Fund is subject to two other primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Special Equity Fund seeks capital growth.

    INVESTMENT SUITABILITY

Special Equity Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.

    FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A shares of Special Equity Fund. The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1994 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                                         RETAIL    PRIOR
                                                                Unaudited                CLASS*   CLASS(1)
                                                                  1996          1996       1995     1994
CLASS A (INDIVIDUAL)(3)                                       --------------  -------    -----------------
For a Share Outstanding Throughout the Period Ended           December 31(5)  June 30        October 31
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 11.85       11.42       9.37     10.00
Net Investment Income                                            $  0.02        0.08       0.12      0.06
Realized and Unrealized Net Gains (Losses) on Securities         $  0.73        2.11       2.12     (0.63)
Distributions from Net Investment Income                         $ (0.02)      (0.07)     (0.12)    (0.06)
Distributions from Capital Gains                                 $ (2.39)      (1.69)     (0.07)       --
Net Asset Value, End of Period                                   $ 10.19       11.85      11.42      9.37
Total Return(2)                                                     6.63 %+    22.14      24.44     (5.72)
Net Assets, End of Period (000 omitted)                          $ 1,646       1,144        734    10,069
Ratio of Expenses to Average Net Assets                             0.85 %      0.37       0.27      0.15
Ratio of Net Income to Average Net Assets                           0.28 %      0.91       1.29      1.06
Ratio of Expenses to Average Net Assets (Excluding Waivers)         2.07 %      1.82       2.24      2.10
Ratio of Net Loss to Average Net Assets (Excluding Waivers)        (0.94)%     (0.55)     (0.68)    (0.89)
Portfolio Turnover Rate                                               44 %        72        129        39
Average Commission Rate(4)                                       $0.0594      0.0539         --        --
----------------------------------------------------------------------------------------------------------


* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the Conestoga Special Equity Fund was acquired by CoreFunds. At that time the Retail Class of shares of the Fund was exchanged for Class A shares.

+ This figure has not been annualized.

(1) Commenced operations March 15, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period November 1 to October 31.

(4) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(5) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    5.50%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .83%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .23%
Total Fund Operating Expenses After Fee Waivers(4)         1.31%


EXAMPLE                                 1 Year    3 Years    5 Years   10 Years
You would pay the following expenses     $68         94        123        204
on a $1,000 investment, assuming
(1) imposition of the maximum sales
charge, (2) a 5% annual return and
(3) redemption at the end of each
time period.(5)


* Fees shown reflect current fees.

(1)Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of 1.50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 2.05%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                            INTERNATIONAL GROWTH FUND

    SUMMARY

International Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located outside the United States.

    PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located in at least three different countries. Companies are located in a country if they are headquartered or doing business primarily there.

The Fund invests in appreciation-oriented equity securities of companies located outside the United States, including:

    Australia      Hong Kong      Singapore    Germany
    Canada         Japan          Sweden       Netherlands
    France         Mexico         Switzerland  United Kingdom

'Appreciation-oriented' securities are equity securities of companies that the Fund's Adviser and Sub-Advisers believe have the greatest potential for long-term growth.

Most foreign equity securities are purchased in over-the-counter markets or on stock exchanges located in the countries in which the principal offices of the issuers are located.

International Growth Fund strives to provide a return greater than stock market indices such as the Morgan Stanley Capital International EAFE Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

There are special risks associated with international investing. See `Foreign Securities' information on page 36.

Also, like all equity funds, International Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

International Growth Fund seeks long-term capital appreciation, consistent with reasonable risk, by investing primarily in appreciation-oriented equity securities of companies located outside the United States.

    INVESTMENT SUITABILITY

International Growth Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that foreign stocks can provide

___ are able to tolerate fluctuations in the principal value of their investment and

___ are aware of the unique risks of international investing, including their exposure to currency fluctuations.

    FUND MANAGEMENT

CoreStates Advisers has delegated some of its portfolio management functions to Martin Currie and Aberdeen Managers (the "Sub-Advisers").

Michael J. Gibson, a Vice President of Martin Currie, is the lead director of an investment team responsible for managing a portion of International Growth Fund. Mr. Gibson has 24 years of portfolio investment experience in international stock markets. He joined Martin Currie in 1983.

Bev Hendry, Chief Executive Officer of Aberdeen Fund Managers Inc., is the lead director of an investment team responsible for managing a portion of International Growth Fund. He joined Aberdeen Trust in 1987. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Advisers.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of International Growth Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996        1996      1995     1994   1993(1)
CLASS A (INDIVIDUAL)*                                   -------------   ----------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(4)               June 30
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 13.96      12.27     13.17    11.71     10.07
Net Investment Income                                      $  0.02       0.11      0.09     0.06      0.05
Realized and Unrealized Net Gains (Losses) on Securities   $  0.38       1.89     (0.17)    1.82      1.59
Distributions from Net Investment Income                   $ (0.34)     (0.25)    (0.02)   (0.11)       --
Distributions from Capital Gains                           $ (0.86)     (0.06)    (0.80)   (0.31)       --
Net Asset Value, End of Period                             $ 13.16      13.96     12.27    13.17     11.71
Total Return(2)                                               3.04%+    16.54     (0.48)   16.08     16.29+
Net Assets, End of Period (000 omitted)                    $ 2,139      2,138     1,943    2,019       344
Ratio of Expenses to Average Net Assets                       1.36%      1.39      1.30     1.24      1.15
Ratio of Net Income to Average Net Assets                     0.14%      0.80      0.73     0.05      1.51
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                         1.46%      1.50      1.44     1.43      1.44
Ratio of Net Income (Loss) to Average Net Assets
  (Excluding Waivers)                                         0.04%      0.69      0.59    (0.14)     1.22
Portfolio Turnover Rate**                                       29%        41        59       67        59
Average Commission Rate(3)                                 $0.0223     0.0270        --       --        --
----------------------------------------------------------------------------------------------------------

* On April 15, 1996, the Conestoga International Equity Fund was acquired by CoreFunds. At that time, the Retail class of shares of the Fund was exchanged for Class A shares.

**For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(4) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    5.50%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees                                    .80%
12b-1 Fees(1)                                               .25%
Other Expenses(2)                                           .36%
Total Fund Operating Expenses After Fee Waivers(3)         1.41%


EXAMPLE                                 1 Year    3 Years    5 Years   10 Years
You would pay the following expenses     $69         97        128        215
$1,000 investment, assuming
(1) imposition of the maximum sales
charge, (2) a 5%  annual return and
(3) redemption at the end of each
time period.(4)


* Fees shown reflect current fees.

(1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Administrator has voluntarily waived a portion of its fee in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.50%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                                  BALANCED FUND

    SUMMARY

Balanced Fund seeks to provide total return while preserving capital by investing in a combination of common stocks and fixed income securities.

    PORTFOLIO INVESTMENTS


The Fund invests in a combination of:

___  common stocks

___  convertible securities

___  fixed income securities and

___  Short-Term Obligations.

Under normal conditions, the Fund will invest a minimum of 25% of its assets in senior fixed income securities and between 30% and 75% of its assets in common stocks. Balanced Fund may also invest in U.S. dollar denominated securities of foreign issuers (including ADRs).

In managing Balanced Fund, CoreStates Advisers combines separate equity, fixed income and asset allocation strategies. Long-term growth is pursued through equity holdings, and current income through fixed income securities and common stock dividends. The asset allocation strategy shifts the stock / fixed income / money market instrument mix based on their judgment of the relative attractiveness of these markets and securities.

Balanced Fund strives to provide a return greater than indices such as the Lipper Balanced Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Because Balanced Fund invests in both stocks and fixed income securities, it is subject to five primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. It is also known as Income Risk.

    INVESTMENT OBJECTIVE

Balanced Fund seeks to provide total return while preserving capital.

    INVESTMENT SUITABILITY

Balanced Fund may be appropriate for investors who:

___  seek to capture the interest income of bonds

___  seek the capital appreciation of stocks and

___ want to reduce risk through diversification among these securities and asset types.

    FUND MANAGEMENT

Steve Dalton, a Vice President of CoreStates Advisers, is portfolio manager of Balanced Fund. Mr. Dalton has been a senior portfolio manager of balanced portfolios since 1986 and a member of the CoreStates Advisers' Equity Policy Committee since 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of Balanced Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996        1996      1995      1994   1993(1)
CLASS A (INDIVIDUAL)*                                   -------------   -----------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(4)               June 30
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 12.59      11.06      9.89     10.38    10.00
Net Investment Income                                      $  0.16       0.30      0.34      0.31     0.16
Realized and Unrealized Net Gains (Losses) on Securities   $  0.47       1.68      1.19     (0.49)    0.38
Distributions from Net Investment Income                   $ (0.17)     (0.30)    (0.33)    (0.31)   (0.16)
Distributions from Capital Gains                           $ (0.68)     (0.15)    (0.03)       --       --
Net Asset Value, End of Period                             $ 12.37      12.59     11.06      9.89    10.38
Total Return(2)                                               4.97%+    18.13     15.84     (1.86)    2.50+
Net Assets, End of Period (000 omitted)                    $ 3,527      3,188     2,344     2,222      701
Ratio of Expenses to Average Net Assets                       1.02%      1.06      0.98      0.87     0.55
Ratio of Net Income to Average Net Assets                     2.61%      2.53      3.27      3.21     5.76
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                         1.24%      1.27      1.32      1.33     1.48
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                                         2.39%      2.32      2.93      2.75     4.83
Portfolio Turnover Rate**                                       28%        74        46        56       21
Average Commission Rate(3)                                 $0.0610     0.0621        --        --       --
-----------------------------------------------------------------------------------------------------------

* On April 15, 1996, the Conestoga Balanced Fund was acquired by CoreFunds. At that time, the Retail class of shares of the Fund was exchanged for Class A shares.

**For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations March 16, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(4) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    5.50%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .58%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .22%
Total Fund Operating Expenses After Fee Waivers(4)         1.05%

EXAMPLE                                 1 Year    3 Years    5 Years   10 Years
You would pay the following expenses      $65        87        110        176
on a $1,000 investment, assuming
(1) imposition of the maximum sales
charge, (2) a 5% annual return and
(3) redemption at the end of each
time period.(5)


* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .70% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.26%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                             SHORT TERM INCOME FUND

    SUMMARY

Short Term Income Fund seeks to provide investors with consistent income and principal stability by investing in a portfolio of investment grade debt securities.

    PORTFOLIO INVESTMENTS

The Fund invests principally in investment grade debt securities including:

___  corporate bonds, debentures and notes

___  equipment lease and trust certificates

___  asset-backed and mortgage-backed securities and

___ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is the U.S. (`Yankee Bonds'). Normally, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund's normal average dollar-weighted portfolio maturity is about one year.

Short Term Income Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-year Treasury Bill Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Short Term Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

    INVESTMENT OBJECTIVE

Short Term Income Fund seeks consistent current income with relative stability of principal.

    INVESTMENT SUITABILITY

Short Term Income Fund may be appropriate for investors who:

___  are looking for a higher level of current income and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

John Ackler is Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of Short Term Income Fund. The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the period ended October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                                          RETAIL
                                                              Unaudited                   CLASS*
                                                                1996          1996         1995
CLASS A (INDIVIDUAL)(3)                                     --------------   -------   -------------
For a Share Outstanding Throughout the Period Ended         December 31(4)   June 30   October 31(1)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.93        10.04       10.01
Net Investment Income                                           $ 0.26         0.35        0.23
Realized and Unrealized Net Gains (Losses) on Securities        $ 0.04        (0.10)       0.02
Distributions from Net Investment Income                        $(0.26)       (0.35)      (0.22)
Distributions from Capital Gains                                $   --        (0.01)         --
Net Asset Value, End of Period                                  $ 9.97         9.93       10.04
Total Return(2)                                                   3.05%+       2.55        2.57+
Net Assets, End of Period (000 omitted)                         $  145            1          11
Ratio of Expenses to Average Net Assets                           0.72%        0.76        0.88
Ratio of Net Income to Average Net Assets                         5.16%        5.05        5.05
Ratio of Expenses to Average Net Assets (Excluding Waivers)       1.30%        1.25        1.33
Ratio of Net Income to Average Net Assets (Excluding Waivers      4.58%        4.56        4.60
Portfolio Turnover Rate                                             25%         102          40
----------------------------------------------------------------------------------------------------


* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the Conestoga Short-Term Income Fund was acquired by CoreFunds. At that time the Retail Class of shares of the Fund was exchanged for Class A shares.

+ This figure has not been annualized.

(1) Commenced operations May 17, 1995. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. The prior year is for the period from inception to October 31.

(4) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    3.25%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .25%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .22%
Total Fund Operating Expenses After Fee Waivers(4)          .72%


EXAMPLE                                 1 Year    3 Years    5 Years   10 Years
You would pay the following expenses      $40        55        N/A        N/A
on a $1,000 investment, assuming
(1) imposition of the maximum sales
charge, (2) a 5% annual return and
(3) redemption at the end of each
time period.(5)


* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .74% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Funds in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.30%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                          SHORT-INTERMEDIATE BOND FUND

    SUMMARY

Short-Intermediate Bond Fund seeks to provide investors with income by investing in a diversified portfolio of fixed income securities with maturities averaging from two to five years.

    PORTFOLIO INVESTMENTS

The Fund intends to invest at least 65% of its total assets in bonds under normal market conditions. The Fund maintains a maximum average maturity of no more than five years. By maintaining this maturity range, CoreStates Advisers expects the Fund's net asset value to be relatively stable while providing higher income than money market funds.

The Fund invests primarily in a portfolio of intermediate-term, investment grade, fixed income obligations with an expected average weighted maturity of two to five years including:

___  corporate debt securities (bonds and commercial paper)

___ securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Short-Intermediate Bond Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-3 year Treasury Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Short-Intermediate Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

    INVESTMENT OBJECTIVE

Short-Intermediate Bond Fund seeks a moderate level of current income consistent with conservation of capital.

    INVESTMENT SUITABILITY

Short-Intermediate Bond Fund may be appropriate for investors who:

___  are looking for a higher level of current income and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Craig A. Moyer, CFA, is a Senior Managing Director of CoreStates Advisers and the portfolio manager of Short-Intermediate Bond Fund. Mr. Moyer is also a Senior Investment Manager/Fixed Income with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1977. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of Short-Intermediate Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996        1996     1995      1994   1993(1)
CLASS A (INDIVIDUAL)*                                   -------------   ----------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(3)               June 30
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $ 9.76       9.84     9.63     10.18   10.01
Net Investment Income                                       $ 0.29       0.54     0.54      0.41    0.20
Realized and Unrealized Net Gains (Losses) on Securities    $ 0.10      (0.08)    0.20     (0.53)   0.17
Distributions from Net Investment Income                    $(0.29)     (0.54)   (0.53)    (0.41)  (0.20)
Distributions from Capital Gains                            $   --         --       --     (0.02)     --
Net Asset Value, End of Period                              $ 9.86       9.76     9.84      9.63   10.18
Total Return(2)                                               4.01%+     4.79     7.95     (0.56)   3.95+
Net Assets, End of Period (000 omitted)                     $3,057      3,062    1,961     9,365   5,752
Ratio of Expenses to Average Net Assets                       0.72%      0.81     0.85      0.83    0.75
Ratio of Net Income to Average Net Assets                     5.78%      5.51     5.27      4.05    3.78
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                         0.98%      1.06     1.09      1.11    1.19
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                                         5.52%      5.27     5.03      3.77    3.34
Portfolio Turnover Rate**                                       83%       257      405       299     188
----------------------------------------------------------------------------------------------------------


* On April 15, 1996, the Conestoga Intermediate Income Fund was acquired by CoreFunds. At that time, the Retail class of shares of the Fund was exchanged for Class A shares.

**For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund. The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    3.25%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .29%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .22%
Total Fund Operating Expenses After Fee Waivers(4)          .76%


EXAMPLE                                 1 Year    3 Years    5 Years   10 Years
You would pay the following expenses      $40        56         73        124
on a $1,000 investment, assuming
(1) imposition of the maximum sales
charge, (2) a 5% annual return and
(3) redemption at the end of each
time period.(5)



* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.05%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                             GOVERNMENT INCOME FUND

    SUMMARY

Government Income Fund seeks to provide investors with income, as well as preservation of principal investment and liquidity by investing in a portfolio of U.S. Government guaranteed securities.

    PORTFOLIO INVESTMENTS

The Fund invests exclusively in:

___  U.S. Treasury securities

___ mortgage-backed securities issued or guaranteed by U.S. Government agencies and

___  repurchase agreements involving any of these obligations.

The Fund's average maturity is generally about seven years.

Government Income Fund strives to provide a return greater than bond indices such as the Salomon Brothers Broad Investment Grade Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Government Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

    INVESTMENT OBJECTIVE

Government Income Fund seeks current income while preserving principal value and maintaining liquidity.

    INVESTMENT SUITABILITY

Government Income Fund may be appropriate for investors who:

___ are looking for a higher level of current income and

___ want low to moderate share price fluctuations.

    FUND MANAGEMENT

William T. Lawrence, a Vice President of CoreStates Advisers, is the portfolio manager for Government Income Fund. He joined CoreStates Advisers in 1991. Prior to that, he was Vice President, Fixed Income Sales for First Boston Corp. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of Government Income Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                             Unaudited
                                                                1996         1996     1995      1994     1993(1)
CLASS A (INDIVIDUAL)*                                       -------------   ------------------------------------
For a Share Outstanding Throughout the Period Ended         December 31(3)               June 30
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 9.62       9.84     9.51     10.17      10.00
Net Investment Income                                           $ 0.30       0.58     0.61      0.47       0.07
Realized and Unrealized Net Gains (Losses) on Securities        $ 0.15      (0.22)    0.33     (0.62)      0.17
Distributions from Net Investment Income                        $(0.30)     (0.58)   (0.61)    (0.47)     (0.07)
Distributions from Capital Gains                                $   --         --       --     (0.04)        --
Net Asset Value, End of Period                                  $ 9.77       9.62     9.84      9.51      10.17
Total Return(2)                                                   4.74%+     3.73    10.23     (1.57)      1.71+
Net Assets, End of Period (000 omitted)                         $1,499      1,287    1,374     1,536        201
Ratio of Expenses to Average Net Assets                           0.91%      0.88     0.85      0.75       0.63
Ratio of Net Income to Average Net Assets                         6.13%      5.93     6.25      4.68       5.35
Ratio of Expenses to Average Net Assets (Excluding Waivers)       1.11%      1.14     1.24      1.25       1.29
Ratio of Net Income to Average Net Assets (Excluding Waivers)     5.93%      5.67     5.86      4.18       4.69
Portfolio Turnover Rate                                             80%       131      368       157         93
----------------------------------------------------------------------------------------------------------------


* On April 22, 1996, the Series B shares of the Fund were redesignated Class A.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    3.25%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .47%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .27%
Total Fund Operating Expenses After Fee Waivers(4)          .99%


EXAMPLE                                 1 Year    3 Years    5 Years   10 Years
You would pay the following expenses      $42        63         85        150
on a $1,000 investment, assuming
(1) imposition of the maximum sales
charge, (2) a 5% annual return and
(3) redemption at the end of each
time period.(5)


* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.09%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                                    BOND FUND


    SUMMARY

Bond Fund seeks to provide investors with maximum long-term total return by investing in a diversified portfolio of debt securities.

    PORTFOLIO INVESTMENTS

The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types including:

___  domestic and foreign bonds, debentures and notes

___  equipment lease and trust certificates

___  asset-backed and mortgage-backed securities and

___ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund also may invest in:

___  first mortgage loans and participation certificates

___ pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities

___  preferred stocks

___  convertible debt securities

___ common stock obtained upon the conversion or exchange of convertible securities and

___  Short-Term Obligations.

Securities in which the Fund invests may have warrants or options attached. The Fund anticipates investing no more than 5% of its net assets in debt securities rated below investment grade.

Bond Fund strives to provide a return greater than bond indices such as the Lehman Aggregate Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

    INVESTMENT OBJECTIVE

Bond Fund seeks to maximize long-term total return.

    INVESTMENT SUITABILITY

Bond Fund may be appropriate for investors who:

___  are looking for a higher level of current income and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Craig A. Moyer, CFA, is a Senior Managing Director of CoreStates Advisers and the portfolio manager for Bond Fund. Mr. Moyer is also a Senior Investment Manager/Fixed Income with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1977. (Please see page 45 for more information about the Fund's Investment Adviser.)

                             FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A shares of Bond Fund. The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                                  RETAIL    PRIOR
                                                          Unaudited               CLASS*    CLASS
                                                            1996         1996      1995      1994     1993     1992   1991   1990(1)
CLASS A (INDIVIDUAL)(3)                                 --------------  -------   --------------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(4)  June 30                       October 31
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $ 10.15       10.56      9.81     11.18    10.89    10.65   9.96    10.00
Net Investment Income                                     $  0.31        0.44      0.60      0.53     0.56     0.70   0.78     0.50
Realized and Unrealized Net Gains (Losses) on Securities  $  0.14       (0.33)     0.72     (1.04)    0.54     0.32   0.69    (0.04)
Distributions from Net Investment Income                  $ (0.31)      (0.44)    (0.57)    (0.52)   (0.56)   (0.68) (0.78)   (0.50)
Distributions from Capital Gains                          $    --       (0.08)       --     (0.34)   (0.25)   (0.10)    --       --
Net Asset Value, End of Period                            $ 10.29       10.15     10.56      9.81    11.18    10.89  10.65     9.96
Total Return(2)                                              4.49%+      0.98     13.83     (4.75)   10.63     9.82  15.16     4.64+
Net Assets, End of Period (000 omitted)                   $ 1,376       1,273     1,373    23,377   27,346   15,180  7,255    4,593
Ratio of Expenses to Average Net Assets                      0.81%       0.80      0.97      1.01     0.88     0.46   0.47     0.68
Ratio of Net Income to Average Net Assets                    6.02%       6.02      6.02      5.07     5.16     6.78   7.71     7.75
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                       1.29%       1.22      1.44      1.60     1.49     1.24   1.41     1.62
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                       5.54%       5.61      5.55      4.48     4.55     6.01   6.78     6.81
Portfolio Turnover Rate                                       114%        190       352       232      158       99     47       23
------------------------------------------------------------------------------------------------------------------------------------

* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the Conestoga Bond Fund was acquired by CoreFunds. At that time the Retail Class of shares of the Fund was exchanged for Class A shares.

+ This figure has not been annualized.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load. Additionally, total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period from November 1 to October 31.

(4) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    4.75%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .35%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .21%
Total Fund Operating Expenses After Fee Waivers(4)          .81%

EXAMPLE                                      1 Year  3 Years   5 years  10 Years
You would pay the following expenses on a      $55      72        90      143
$1,000 investment, assuming (1) imposition of the maximum sales charge, (2) a 5% annual return and (3) redemption at the end of each time period.(5)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .74% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.29%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                                GLOBAL BOND FUND

    SUMMARY

Global Bond Fund seeks to provide investors with capital appreciation and income by investing in a portfolio of U.S. and foreign fixed income securities.

    PORTFOLIO INVESTMENTS

The Fund invests primarily in U.S. government and corporate debt securities and fixed income securities of foreign issuers denominated in U.S. dollars and other currencies. Under normal circumstances, the Fund will invest at least 65% of its total assets in investment grade fixed income securities, including:

___  debt obligations of foreign or domestic government entities

___  corporate obligations and

___ obligations of supranational agencies, including the International Bank of Reconstruction and Development, the InterAmerican Development Bank, and the Asian Development Bank.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. There are no restrictions on the average maturity of the Fund or the maturity of any single instrument.

The Fund will invest in securities of issuers, governments or agencies located in at least three of the following countries:

Austria         Finland         Japan            Spain
Australia       France          Luxembourg       Sweden
Belgium         Germany         Netherlands      Switzerland
Canada          Ireland         New Zealand      United Kingdom
Denmark         Italy           Norway           United States

Issuers are located in a country if they are headquartered or doing business primarily there.

The Fund may invest up to 5% of its assets in debt obligations that are denominated in the currencies of developing countries and that are of comparable quality, as determined by the Adviser and Sub-Adviser, Analytic(bullet)TSA International, Inc. ('Analytic').

Global Bond Fund strives to provide a return greater than bond indices such as the J.P. Morgan Global Government Bond Index $U.S. hedged. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

There are special risks associated with international investing. See `Foreign Securities' information on page 36.

Also, like all fixed income funds, Global Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

    INVESTMENT OBJECTIVE

Global Bond Fund seeks capital appreciation and current income.

    INVESTMENT SUITABILITY

Global Bond Fund may be appropriate for investors who are:

___  looking for capital appreciation and current income

___  seeking enhanced overall returns by virtue of international diversification

___ able to hold their investment over a long time period in anticipation of the returns that foreign securities can provide and

___  able to tolerate fluctuations in the principal value of their investment

___ aware of the unique risks of international investing, including their exposure to currency fluctuations.

    FUND MANAGEMENT

CoreStates Advisers has delegated some of its portfolio management functions to Analytic (the "Sub-Adviser").

George McNeill is Managing Director of Analytic and the portfolio manager for Global Bond Fund. He has over 25 years of experience in managing fixed income portfolios. He served as the senior investment officer for Gillett Brothers (1977-1981), Reserve Asset Managers (1981-1989), and Axe-Houghton, Ltd. (1989-1996). Together with United Asset Management Corporation of Boston, Mr. McNeill founded Alpha Global in 1996 which then merged with Analytic. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Adviser.)

                             FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of Global Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                          Unaudited
                                                             1996       1996       1995    1994(1)
CLASS A (INDIVIDUAL)*                                   --------------  ---------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(3)            June 30
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   9.68      9.61       9.04     10.00
Net Investment Income                                     $   0.23      0.61       0.61      0.19
Realized and Unrealized Net Gains (Losses) on Securities  $   0.20      0.12       0.24     (1.11)
Distributions from Net Investment Income                  $  (0.42)    (0.66)     (0.28)    (0.04)
Distributions from Capital Gains                          $     --        --         --        --
Net Asset Value, End of Period                            $   9.69      9.68       9.61      9.04
Total Return(2)                                               4.47%+    7.74       9.57     (9.22)+
Net Assets, End of Period (000 omitted)                   $    167       152        170       167
Ratio of Expenses to Average Net Assets                       1.03%     0.96       0.89      0.98
Ratio of Net Income to Average Net Assets                     5.28%     5.56       6.59      4.79
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        1.21%     1.20       1.28      1.37
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        5.10%     5.32       6.20      4.40
Portfolio Turnover Rate                                         13%       67        133       161
---------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series B shares of the Fund were redesignated Class A.

+ This figure has not been annualized.

(1) Commenced operations December 15, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                  4.75%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .50%
12b-1 Fees(2)                                             .25%
Other Expenses(3)                                         .34%
Total Fund Operating Expenses After Fee Waivers(4)       1.09%

EXAMPLE                                       1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a      $58      81       105      174
$1,000 investment, assuming (1) imposition of the maximum sales charge, (2) a 5% annual return and (3) redemption at the end of each time period.(5)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .60% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.28%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                        INTERMEDIATE MUNICIPAL BOND FUND

 SUMMARY

Intermediate Municipal Bond Fund seeks to provide investors with federal tax-free income, as well as preservation of principal investment by investing in a portfolio of high quality, municipal securities with intermediate-term maturities.

    PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of high quality, intermediate-term municipal securities. Substantially all of the Fund's assets are invested in intermediate-term municipal obligations, including those issued by, or on behalf of:

___  states

___  municipalities

___  territories and possessions of the U.S.

___  the District of Columbia and

___  their political subdivisions, agencies, instrumentalities and authorities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the share price.

Under normal circumstances, at least 80% of the Fund's assets are invested in municipal securities, the interest on which is exempt from federal income taxes, in the opinion of counsel to the issuer. Up to 20% of the Fund's assets can be invested in taxable obligations for defensive purposes or when appropriate tax-exempt securities are not available.

Intermediate Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers 7-Year Municipal Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Intermediate Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

    INVESTMENT OBJECTIVE

Intermediate Municipal Bond Fund seeks the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital.

    INVESTMENT SUITABILITY

Intermediate Municipal Bond Fund may be appropriate for investors who:

___ are looking for an investment that offers a higher level of current income exempt from federal income taxes and some state income taxes and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. In October 1984, he joined the Investment Management Division of CoreStates Bank, N.A. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class A shares of Intermediate Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996       1996       1995     1994    1993(1)
CLASS A (INDIVIDUAL)*                                   --------------  ---------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(3)                 June 30
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   9.92       9.83      9.67     10.08    10.00
Net Investment Income                                     $   0.20       0.35      0.35      0.37     0.03
Realized and Unrealized Net Gains (Losses) on Securities  $   0.14       0.09      0.16     (0.41)    0.08
Distributions from Net Investment Income                  $  (0.20)     (0.35)    (0.35)    (0.37)   (0.03)
Distributions from Capital Gains                          $     --         --        --        --       --
Net Asset Value, End of Period                            $  10.06       9.92      9.83      9.67    10.08
Total Return(2)                                               3.41%+     4.48      5.42     (0.52)    1.19+
Net Assets, End of Period (000 omitted)                   $    966      1,015     1,027     1,311      166
Ratio of Expenses to Average Net Assets                       0.77%      1.08      1.08      0.88     0.81
Ratio of Net Income to Average Net Assets                     3.88%      3.47      3.65      3.66     2.51
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        1.12%      1.61      1.52      1.42     1.68
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        3.53%      2.94      3.21      3.12     1.64
Portfolio Turnover Rate                                          8%        10         9        43       10
---------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series B shares of the Fund were redesignated Class A.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                  3.25%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .07%
12b-1 Fees(2)                                             .25%
Other Expenses(3)                                         .52%
Total Fund Operating Expenses After Fee Waivers(4)        .84%

EXAMPLE                                       1 Year  3 Years  5 Years  10 Years

You would pay the following expenses on a      $ 41     58       78       133
$1,000 investment, assuming (1) imposition of the maximum sales charge, (2) a 5% annual return and (3) redemption at the end of each time period.(5)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .99%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                        PENNSYLVANIA MUNICIPAL BOND FUND

    SUMMARY

Pennsylvania Municipal Bond Fund seeks to provide investors with income free of federal and Pennsylvania income taxes, as well as preservation of principal investment by investing in a portfolio of high quality, municipal securities.

    PORTFOLIO INVESTMENTS

The Fund invests primarily in municipal securities, including:

___  municipal bonds rated in one of the three highest ratings categories and

___  municipal notes rated in one of the two highest ratings categories.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's Investors Services, Inc. (`Moody's'). If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. At least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from Pennsylvania personal income tax ('Pennsylvania Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument.

The Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in Pennsylvania. The Fund may also invest up to 20% of its assets in taxable obligations, including:

___  commercial paper

___ unrated securities of comparable quality, as determined by CoreStates Advisers and

___  securities subject to the Federal Alternative Minimum Tax
    ("AMT").

Pennsylvania Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers Pennsylvania Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Pennsylvania Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in Pennsylvania Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Fund. See 'Special Risk Factors-- Pennsylvania Municipal Securities' in the Statement of Additional Information.

    INVESTMENT OBJECTIVE

Pennsylvania Municipal Bond Fund seeks current income exempt from federal and Pennsylvania income taxation with preservation of capital.

    INVESTMENT SUITABILITY

Pennsylvania Municipal Bond Fund may be appropriate for investors who:

___  are Pennsylvania residents

___ are looking for an investment that offers a higher level of current income exempt from federal income taxes and Pennsylvania state income taxes and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. In October 1984, he joined the Investment Management Division of CoreStates Bank, N.A. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of Pennsylvania Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
CLASS A (INDIVIDUAL)*                                        1996       1996       1995   1994(1)
                                                        --------------  ---------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(3)           June 30
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 10.22      10.16      9.95    10.00
Net Investment Income                                      $  0.26       0.52      0.49     0.06
Realized and Unrealized Net Gains (Losses) on Securities   $  0.21       0.06      0.21    (0.05)
Distributions from Net Investment Income                   $ (0.26)     (0.52)    (0.49)   (0.06)
Distributions from Capital Gains                           $    --         --        --       --
Net Asset Value, End of Period                             $ 10.43      10.22     10.16     9.95
Total Return(2)                                               4.62%+     5.76      7.25     0.09+
Net Assets, End of Period (000 omitted)                    $ 1,021       994       317       163
Ratio of Expenses to Average Net Assets                       0.34%      0.46      0.64     0.67
Ratio of Net Income to Average Net Assets                     5.00%      4.93      4.95     4.84
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        1.09%      1.21      1.39     1.42
Ratio of Net Income to Average Net Assets
     (Excluding Waivers)                                      4.25%      4.18      4.20     4.09
Portfolio Turnover Rate**                                       23%        92        18        3
--------------------------------------------------------------------------------------------------------------------

* On April 15, 1996, the Conestoga Pennsylvania Tax-Free Bond Fund was acquired by CoreFunds. At that time, the Retail class of shares of the Fund was exchanged for Class A Shares.

**For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                    4.75%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .00%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .08%
Total Fund Operating Expenses After Fee Waivers(4)          .33%

EXAMPLE                                       1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a       $51     58       65        87
$1,000 investment, assuming (1) imposition of the maximum sales charge, (2) a 5% annual return and (3) redemption at the end of each time period.(5)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.08%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                         NEW JERSEY MUNICIPAL BOND FUND

    SUMMARY

New Jersey Municipal Bond Fund seeks to provide investors with income free of federal and New Jersey income taxes, as well as preservation of principal investment by investing in a portfolio of high quality, municipal securities.

    PORTFOLIO INVESTMENTS

The Fund invests primarily in municipal securities, including:

___  municipal bonds rated in one of the three highest ratings categories and

___  municipal notes rated in one of the two highest ratings categories.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's. If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Under normal circumstances, at least 80% of this Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. At least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from New Jersey personal income tax ('New Jersey Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument.

The Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in New Jersey. The Fund may also invest up to 20% of its assets in taxable obligations, including:

___  commercial paper

___ unrated securities of comparable quality, as determined by CoreStates Advisers and

___  securities subject to AMT.

New Jersey Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers New Jersey Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, New Jersey Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in New Jersey Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund. See 'Special Risk Factors-- New Jersey Municipal Securities' in the Statement of Additional Information.

    INVESTMENT OBJECTIVE

New Jersey Municipal Bond Fund seeks current income exempt from federal and New Jersey income taxation with preservation of capital.

    INVESTMENT SUITABILITY

New Jersey Municipal Bond Fund may be appropriate for investors who:

___  are New Jersey residents

___ are looking for an investment that offers a higher level of current income exempt from federal income taxes and New Jersey state income taxes and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. In October 1984, he joined the Investment Management Division of CoreStates Bank, N.A. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class A shares of New Jersey Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996       1996      1995    1994(1)
CLASS A (INDIVIDUAL)*                                   --------------  ---------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(3)           June 30
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $  10.07     10.12       9.95    10.00
Net Investment Income                                     $   0.24      0.48       0.49     0.06
Realized and Unrealized Net Gains (Losses) on Securities  $   0.14     (0.01)      0.17    (0.05)
Distributions from Net Investment Income                  $  (0.24)    (0.48)     (0.49)   (0.06)
Distributions from Capital Gains                          $  (0.07)    (0.06)        --      --
Net Asset Value, End of Period                            $  10.14     10.07      10.12     9.95
Total Return(2)                                               3.80%+    4.93       6.84     0.08+
Net Assets, End of Period (000 omitted)                   $    331       304         24        2
Ratio of Expenses to Average Net Assets                       0.54%     0.60       0.68     0.68
Ratio of Net Income to Average Net Assets                     4.71%     4.65       4.97     4.82
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        1.29%     1.35       1.44     1.60
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        3.96%     3.90       4.21     3.90
Portfolio Turnover Rate                                          9%       21         32       13
---------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series B shares of the Fund were redesignated Class A.

+ This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return does not reflect applicable sales load.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class A Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS A (INDIVIDUAL)
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                  4.75%
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .00%
12b-1 Fees(2)                                             .25%
Other Expenses(3)                                         .13%
Total Fund Operating Expenses After Fee Waivers(4)        .38%

EXAMPLE                                       1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a       $51     59        68       93
$1,000 investment, assuming (1) imposition of the maximum sales charge, (2) a 5% annual return and (3) redemption at the end of each time period.(5)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.13%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                                TREASURY RESERVE

    SUMMARY

Treasury Reserve seeks to provide investors with income, liquidity and stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements.

    PORTFOLIO INVESTMENTS

The Fund invests in a portfolio of direct obligations of the U.S. Treasury, specifically:

___  Treasury Bills

___  Treasury Bonds and

___  Treasury Notes.

The Fund may also invest in:

___ separately traded interest and principal component parts of U.S. Treasury obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Investment and Principal Securities ("STRIPS") and

___  repurchase agreements relating to U.S. Treasury obligations.

The Fund is governed by Rule 2a-7, which imposes certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Treasury Reserve strives to provide a return greater than money market indices such as the IBC Donoghue 100% Treasury and Repurchase Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Treasury Reserve may be subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

    INVESTMENT OBJECTIVE

Treasury Reserve seeks current interest income, liquidity and safety of principal.

    INVESTMENT SUITABILITY

Treasury Reserve may be appropriate for investors who:

___ are unwilling to accept the credit risk associated with non-Treasury money market funds

___ are unable to tolerate fluctuations in the principal value of their investments and

___ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.

    FUND MANAGEMENT

Ronald R. Brasten is Senior Investment Officer of CoreStates Advisers and manages Treasury Reserve . He also manages CoreFund Elite Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. He joined CoreStates Advisers in August 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class C shares of Treasury Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
CLASS C (INDIVIDUAL)*                                        1996       1996      1995     1994    1993(1)
                                                        --------------  ---------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(2)           June 30
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  1.00       1.00      1.00     1.00     1.00
Net Investment Income                                      $  0.02       0.05      0.05     0.03     0.01
Distributions from Net Investment Income                   $ (0.02)     (0.05)    (0.05)   (0.03)   (0.01)
Net Asset Value, End of Period                             $  1.00       1.00      1.00     1.00     1.00
Total Return                                                  2.34%+     4.94      4.72     2.65     1.21+
Net Assets, End of Period (000 omitted)                    $14,012     19,386    21,612    7,573    7,672
Ratio of Expenses to Average Net Assets                       0.75%      0.75      0.73     0.73     0.75
Ratio of Net Income to Average Net Assets                     4.58%      4.81      4.81     2.62     2.46
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        0.96%      1.03      1.10     1.11     1.14
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        4.37%      4.53      4.44     2.24     2.07
---------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series B shares of the Fund were redesignated Class C.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                              none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)                 .30%
12b-1 Fees(2)                                                 .25%
Other Expenses(3)                                             .21%
Total Fund Operating Expenses After Fee Waivers(4)            .76%

EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a      $8       24       42       94
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(5)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .95%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                                  CASH RESERVE

    SUMMARY

Cash Reserve seeks to provide investors with a high level of income, liquidity and relative stability of principal by investing in a diversified portfolio of the highest quality money market instruments.

    PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of money market instruments of the highest quality, including:

___   U.S. dollar-denominated government obligations

___   bank obligations and

___   commercial paper.

The Fund is governed by Rule 2a-7, which imposes certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Cash Reserve strives to provide a return greater than money market indices such as the IBC Donoghue All-Taxable Money Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Cash Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

    INVESTMENT OBJECTIVE

Cash Reserve seeks as high a level of current income as is consistent with liquidity and relative stability of principal.

    INVESTMENT SUITABILITY

Cash Reserve may be appropriate for investors who:
___ are unable to tolerate fluctuations in the principal value of their investments and
___ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.

    FUND MANAGEMENT

John Ackler is Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class C shares of Cash Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996       1996      1995     1994    1993(1)
CLASS C (INDIVIDUAL)*                                   --------------  ---------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(2)           June 30
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    1.00      1.00       1.00     1.00      1.00
Net Investment Income                                    $    0.02      0.05       0.05     0.03      0.01
Distributions from Net Investment Income                 $   (0.02)    (0.05)     (0.05)   (0.03)    (0.01)
Net Asset Value, End of Period                           $    1.00      1.00       1.00     1.00      1.00
Total Return                                                  2.38%+    5.00       4.89     2.74      1.23 +
Net Assets, End of Period (000 omitted)                  $  21,518    19,736     17,583   11,451    15,330
Ratio of Expenses to Average Net Assets                       0.74%     0.75       0.73     0.72      0.76
Ratio of Net Income to Average Net Assets                     4.67%     4.86       4.86     2.70      2.52
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        0.95%     1.03       1.10     1.10      1.15
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        4.46%     4.58       4.49     2.32      2.13
---------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series B shares of the Fund were redesignated Class C.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .30%
12b-1 Fees(2)                                               .25%
Other Expense(3)                                            .21%
Total Fund Operating Expenses After Fee Waivers(4)          .76%

EXAMPLE                                      1 Year  3 Years  5 Years   10 Years
You would pay the following expenses on a      $8      24       42        94
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(5)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .95%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                                TAX-FREE RESERVE

    SUMMARY

Tax-Free Reserve seeks to provide investors with a high level of tax-free income, liquidity and stability of principal by investing in short-term obligations issued by, or on behalf of, state and local governments.

    PORTFOLIO INVESTMENTS

The Fund invests at least 80% of its assets in tax-free securities under normal market conditions. The interest on each security must be exempt from federal income tax, in the opinion of counsel to the issuer. The Fund invests in a diversified portfolio of short-term, tax-free obligations issued by, or on behalf of:

___  states

___  municipalities

___  territories and possessions of the U.S.

___  the District of Columbia and

___  their political subdivisions, agencies, instrumentalities and authorities.

Up to 20% of all assets in the Fund can be invested in taxable debt securities for defensive purposes or when appropriate tax-exempt securities are not available. The manager works to take advantage of key seasonal supply and demand factors that govern short-term rates.

The Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the share price.

The Fund is governed by Rule 2a-7, which imposes certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Tax-Free Reserve strives to provide a return greater than money market indices such as the IBC Donoghue Tax-Free Average. (Please see page 36 for more information about General Investment Policies and Practices.)

     INVESTMENT OBJECTIVE

Tax-Free Reserve seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal.

    RISK CONSIDERATIONS

Tax-Free Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

    INVESTMENT SUITABILITY

Tax-Free Reserve may be appropriate for conservative investors in higher-level federal income tax brackets who may benefit from an investment that offers current interest income that is at least 80% free of federal taxes. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.

    FUND MANAGEMENT

Folu Abiona is Senior Investment Officer for CoreStates Advisers and manages Tax-Free Reserve. Ms. Abiona also manages CoreFund Elite Tax-Free Reserve. She joined CoreStates Advisers in 1985 and became fixed income portfolio manager in 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class C shares of Tax-Free Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                          Unaudited
                                                             1996       1996      1995     1994    1993(1)
CLASS C (INDIVIDUAL)*                                   --------------  ---------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(2)           June 30
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  1.00      1.00       1.00     1.00     1.00
Net Investment Income                                      $  0.01      0.03       0.03     0.02     0.01
Distributions from Net Investment Income                   $ (0.01)    (0.03)     (0.03)   (0.02)   (0.01)
Net Asset Value, End of Period                             $  1.00      1.00       1.00     1.00     1.00
Total Return                                                  1.41%+   2.95       2.86     1.78     0.85 +
Net Assets, End of Period (000 omitted)                    $ 2,895    2,850      1,524    2,708    1,795
Ratio of Expenses to Average Net Assets                       0.74%    0.73       0.73     0.74     0.76
Ratio of Net Income to Average Net Assets                     2.78%    2.94       2.80     1.75     1.71
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        0.95%    1.02       1.10     1.12     1.14
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                                         2.57%    2.65       2.43     1.37     1.33
---------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series B shares of the Fund were redesignated Class C.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class C Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS C (INDIVIDUAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .30%
12b-1 Fees(2)                                               .25%
Other Expenses(3)                                           .21%
Total Fund Operating Expenses After Fee Waivers(4)          .76%

EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a     $ 8      24       42        94
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(5)


* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

(3) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(4) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .95%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(5) The numbers in the Example reflect the effect of waivers.

                               GENERAL INFORMATION

     General Investment Policies and Practices

In addition to making investments as described above, the Funds may engage in a number of additional investment practices. These practices are defined below. The tables starting on page 39 describe which Funds engage in which practices.

ADRs, EDRs, and GDRs

___ ADRs are American Depositary Receipts, typically issued by a U.S. financial institution (a 'depositary'). They evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. Generally, ADRs are designed for trading in the U.S. securities market.

___ EDRs are European Depositary Receipts, typically issued by a non-U.S. financial institution. They evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

___ GDRs are Global Depositary Receipts. They are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets.

ASSET-BACKED SECURITIES

Securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the investor. The Funds will invest only in asset-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a rating organization.

BANK OBLIGATIONS

Investments in domestic branches of U.S. banks, specifically:

___ Certificates of Deposit - negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.

___ Bankers' Acceptances - negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.

FOREIGN CURRENCY TRANSACTIONS

Contracts used to hedge against adverse movements in exchange rates between currencies. Transactions may be conducted either on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

FOREIGN SECURITIES

Securities of foreign issuers, securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

There are special risks associated with international investing:

___ Currency Risk - The possibility that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities.

___ Volatility - Investments in foreign stock markets can be more volatile than investments in U.S. markets. Diplomatic, political or economic developments could affect investment in foreign countries

___ Expense Considerations - Fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements for handling U.S. securities of equal value.

___ Foreign Taxes - Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the securities comprising the portfolio.

___ Regulatory Environment - Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record-keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

FUTURES CONTRACTS OR OPTIONS TRANSACTIONS

___ Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price.

___ An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

___ A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.

___ A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

These transactions are used to:

___  maintain cash reserves while remaining fully invested

___  facilitate trading

___  reduce transaction costs or

___ seek higher investment returns when the contract is priced more attractively than the underlying equity security or index.

The Funds may not use futures contracts or options transactions to leverage their net assets or for speculative purposes. See 'Risks Associated with Futures and Options' in the Statement of Additional Information.

ILLIQUID SECURITIES

Securities that cannot be sold or disposed of in seven days or less at approximately their carrying value.

LENDING OF SECURITIES

The lending of portfolio securities to qualified brokers, dealers, banks and other financial institutions to realize additional net investment income. The Funds receive collateral of at least 100% of the loaned securities market value plus accrued interest.

MORTGAGE-BACKED SECURITIES

Securities backed by pools of mortgages which pass principal and/or interest payments to the investor.

Some are issued or guaranteed by U.S. Government agencies, such as:

___ GNMA, or Government National Mortgage Association, which issues modified pass-through securities evidencing an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Both interest and principal payments (including prepayments) are passed through monthly to the investor. The full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA.

___ Fannie Mae, a federally chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to principal and interest by Fannie Mae.

___ FHLMC, or Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal.

Securities issued or guaranteed by Fannie Mae and FHLMC are not backed by the full faith and credit of the United States.

Mortgaged-backed securities also include:

___  CMOs, collateralized mortgage obligations and

___  REMICs, real estate mortgage investment conduits, a type of CMO.

CMOs and REMICs are mortgage pass-through securities issued in multiple classes. Each class of a CMO is issued with a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

MUNICIPAL SECURITIES

Securities issued by municipalities, including:

___ General Obligation Securities, secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

___ Revenue Securities, payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source, such as the user of the facility being financed. Industrial development and pollution control bonds held by the Funds are revenue securities whose credit quality is usually directly related to the credit standing of the corporate user of the facility involved.

___ Moral Obligation Bonds, normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

___ Variable Rate Demand Obligations, tax-exempt obligations upon which interest is payable at a floating or variable rate. The Fund normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party.

___ Municipal Lease Obligations, issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

OTHER INVESTMENT COMPANIES

Shares of investment companies may be purchased by the Funds to the extent consistent with applicable law.

PUT TRANSACTIONS

The option to sell a security at a fixed price before maturity. The premium paid reduces the underlying yield.

REPURCHASE AGREEMENTS

The purchase of securities subject to the sellers agreement to repurchase them at a mutually agreed upon date and price. The seller must be deemed creditworthy and maintain collateral of at least 100% of the repurchase price.

REVERSE REPURCHASE
AGREEMENTS

The sale of securities subject to the Funds agreement to repurchase them at a mutually agreed upon date and price. The Fund must maintain collateral of at least 100% of the repurchase price.

SHORT-TERM OBLIGATIONS

Commercial paper (including variable amount master demand notes), bankers acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

SWAPS

Agreements used to shift the investment exposure from one type of investment to another, such as:

___ interest rate swaps - one party agrees to make regular payments equal to a floating interest rate times a 'notional principal amount,' in return for payments equal to a fixed rate times the same amount, for a specific period of time.

___ currency swaps - the swap agreement provides for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

___ caps and floors - one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

___  collars - combine elements of buying a cap and selling a floor.

Swaps can be highly volatile and may have a considerable impact on a Fund's performance. Any obligation a Fund may have under these types of arrangements must be covered by setting aside liquid assets.

VARIABLE AMOUNT MASTER DEMAND NOTES

Unsecured demand notes issued by corporations, insurance companies and other borrowers that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time.

U.S. GOVERNMENT OBLIGATIONS

Securities of the U.S. Government, including:

___ U.S. Treasury Securities - bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States.

___ U.S. Government Agency Securities - issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; and obligations supported only by the credit of the agency or instrumentality. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

___ STRIPS - zero coupon U.S. Treasury securities, sold at a substantial discount and redeemed at face value at maturity without interim cash payments of interest or principal. This discount is amortized over the life of the security, and the amortization constitutes the income earned on the security for both accounting and tax purposes.

WHEN-ISSUED SECURITIES

Securities which settle on a future date. However, the interest rate is fixed on the purchase date and no interest accrues before settlement. The Fund must maintain liquid assets in an amount at least equal to the value of its commitments to purchase such securities.

TEMPORARY INVESTMENTS

Certain of the Funds are permitted to make temporary investments in Short-Term Obligations. Such investments may be used to:

___  invest uncommitted cash balances

___  maintain liquidity to meet shareholder redemptions or

___ take a temporary defensive position against potential or serious stock market declines.

The tables which follow describe which investments, including temporary investments, each Fund may make.


                                                                                                        International
                               Equity Index      Core Equity      Growth Equity     Special Equity          Growth         Balanced

ADRs, EDRs and GDRs                --                 35%              --                 35%                  o              45%
Asset-backed securities            --                 --               --                 --                  --              70%
Bank obligations                   10%                35%              35%                35%                 35%             45%
Foreign currency transactions      --                 --               --                 --                   o              --
Foreign securities                 --                 --               --                 35%                  o              35%
Futures contracts                  --             5%(a)/20%(b)         --             5%(a)/20%(b)        5%(a)/20%(b)        --
Illiquid securities                10%                15%              10%                15%                 10%             15%
Investment companies               10%                10%              10%                10%                 10%             10%
Lending of securities            33 1/3%            33 1/3%          33 1/3%            33 1/3%             33 1/3%         33 1/3%
Mortgage-backed securities         --                 --               --                 --                   --             70%
Options transactions               --             5%(a)/20%(b)         --             5%(a)/20%(b)        5%(a)/20%(b)        --
Repurchase agreements              10%                35%              35%                35%                  35%            45%
Reverse repurchase agreements      10%              33 1/3%          33 1/3%            33 1/3%              33 1/3%        33 1/3%
U.S. Government obligations        10%                35%              35%                35%                  35%            35%
When-issued securities           33 1/3%            33 1/3%          33 1/3%            33 1/3%              33 1/3%        33 1/3%

TEMPORARY INVESTMENTS

Cash                              100%               100%             100%               100%                 100%           100%
Short-term obligations            100%               100%             100%               100%                 100%           100%
Long-term and short-term
debt instruments, rated A or
higher                             --                 10%              10%                10%                  10%           100%

INVESTMENT RESTRICTIONS

Securities of any one
issuer(c), (d)                      5%                 5%               5%                 5%                   5%             5%
Outstanding voting securities
of any one issuer                  10%                10%              10%                10%                  10%            10%
Securities of issuers in any
one industry                       25%                25%              25%                25%                  25%            25%
Expected annual portfolio
turnover                        less than         less than        less than          less than            less than      less than
                                  100%               100%             100%               100%                 100%         100%(e)


o Fund may invest in security without limitation.
Percentages are of total assets.
(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.
(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.
(c) Except securities of the U.S. Government, its agencies or instrumentalities.
(d) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(e) Annual portfolio turnover for the fixed income portion of Balanced Fund is not expected to exceed 250%.

                                               Short-                                            Intermediate     PA          NJ
                               Short Term   Intermediate   Government      Bond       Global      Municipal   Municipal   Municipal
                                 Income          Bond        Income                    Bond          Bond       Bond        Bond

Asset-backed securities             o             35%          --            o          35%           --         --          --
Bank obligations                    o             35%          --           35%         35%           --         --          --
Foreign currency transactions      --             --           --           --           o            --         --          --
Foreign securities                 --             --           --           35%          o            --         --          --
Futures contracts                  --             --           --           --      5%(a)/20%(b)      --         --          --
Illiquid securities                15%            10%          15%          15%         15%           15%        15%         15%
Investment companies               10%            10%          10%          10%         10%           10%        10%         10%
Lending of securities            33 1/3%        33 1/3%      33 1/3%      33 1/3%     33 1/3%       33 1/3%3   33 1/3%     33 1/3%
Mortgage-backed securities          o             35%           o            o          35%           --         --          --
Municipal securities               --             --           --           --          --             o          o           o
Options transactions               --             --           --           --      5%(a)/20%(b)      --         --          --
Put transactions (c)               --              o           --           --           o             o          o           o
Repurchase agreements               o             35%          35%          35%         35%           20%        20%         20%
Reverse repurchase agreements    33 1/3%        33 1/3%      33 1/3%      33 1/3%     33 1/3%         10%        10%         10%
Swaps                              --             --           --           --           o            --         --          --
U.S. Government obligations         o              o            o            o           o            20%        20%         20%
When-issued securities           33 1/3%        33 1/3%      33 1/3%      33 1/3%     33 1/3%         25%        25%         25%

TEMPORARY INVESTMENTS

Taxable obligations               100%            100%         100%         100%        100%          not        not         not
                                                                                                    greater    greater     greater
                                                                                                     than       than        than
                                                                                                      20%        20%         20%
Short-term obligations
U.S. dollar and foreign           100%            100%         100%         100%        100%(g)       --         --           --

INVESTMENT RESTRICTIONS

Securities of any one
issuer(d), (e)                      5%             5%           5%           5%         --             5%        --          --
Outstanding voting securities
of any one issuer                  10%            10%          10%          10%         --            10%        --          --
Securities of issuers in any
one industry                       25%            25%          25%          25%         25%           25%(f)     25%(f)      25%(f)
Expected annual portfolio
turnover                        less than      less than    less than    less than   less than     less than  less than   less than
                                  100%           250%         150%         200%        150%          100%       100%        100%



o Fund may invest in security without limitation.
Percentages are of total assets.
(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.
(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.
(c) Except premiums on all puts outstanding will not exceed 2% of total assets.
(d) Except securities of the U.S. Government, its agencies or instrumentalities.
(e) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(f) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.
(g) May also purchase short-term obligations denominated in foreign currencies.

                                            Treasury Reserve     Cash Reserve      Tax-Free Reserve

Asset-backed securities                            --                  o                  --
Bank obligations                                   --                  o                  20%
Illiquid securities                                10%                10%                 10%
Investment companies                               10%                10%                 10%
Lending of securities                            33 1/3%            33 1/3%             33 1/3%
Mortgage-backed securities                         --                  o                  20%
Municipal securities                               --                 --                   o
Put transactions (a)                               --                 --                   o
Repurchase agreements                               o                  o                  20%
Reverse repurchase agreements                      10%                10%                 10%
U.S. Government obligations                         o                  o                  20%
Variable amount master demand notes                --                  o                  --
When-issued securities                             --                 --                  25%

TEMPORARY INVESTMENTS

Cash                                              100%               100%                100%
Taxable obligations                               100%               100%                 20%

INVESTMENT RESTRICTIONS

Securities of any one
issuer(b), (c)                                      5%                 5%                  5%
Securities of issuers in any
one industry                                        NA                25%                 25%(d)



o Fund may invest in security without limitation.
Percentages are of total assets.
(a) Except premiums on all puts outstanding will not exceed 2% of total assets.
(b) Except securities of the U.S. Government, its agencies or instrumentalities.
(c) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.
(d) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.

     Distributions

Shareholders of each Fund are entitled to any distributions from the net investment income and capital gains earned on investments held by the Fund, provided that they are shareholders of record on the date the distributions are declared ("Record Date").

Class C Shares of the Money Market Funds begin earning income on the business day on which the purchase order for the shares is executed. They continue to earn income through, and including, the day before the redemption order for these shares is executed.


Class A Shares of the Fixed Income Funds begin earning income on the business day following the day on which the purchase order for the shares is executed and continue to earn income through, and including, the day on which the redemption order for these shares is executed.

Distributions are paid in the form of additional Class A and Class C Shares of a Fund unless a shareholder selects one of the following options on the Account Opening Form:

___ Cash Dividend Option - To receive income distributions in cash and capital gains distributions in additional shares of the Fund at net asset value.

___ All Cash Option - To receive both income and capital gains distributions in cash.

If neither option is selected on the Account Opening Form, the Transfer Agent will automatically reinvest all income and capital gains distributions in additional shares at the net asset value in effect at the close of business on the reinvestment date. Distributions are automatically paid in cash (along with any redemption proceeds) within seven business days of a shareholder closing an account with the Fund.

The distributions from Class Y Shares are normally higher than those from Class A or Class C Shares because of the distribution and transfer agent expenses charged to Class A and Class C Shares.

Distributions from the Net Investment Income of:

___ Domestic Equity Funds and Global Bond Fund are declared and paid to shareholders on a quarterly basis.

___ International Growth Fund are periodically declared and paid to shareholders.

___ Domestic Fixed Income Funds and Money Market Funds are declared daily as a dividend and paid monthly to shareholders.

NOTE: Distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Distributions of any capital gains will be made at least annually for each Fund.

     Taxes

The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. We have not attempted to present a tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors and shareholders in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.

The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

ALL FUNDS

___ Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any other CoreFunds portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code.

___ Whether paid in cash or in additional shares, distributions attributable to a Fund's net investment income (including ordinary income and net short-term capital gains) will be taxable to shareholders as ordinary income. This includes any distributions attributable to taxable net investment income of Tax-Free Reserve or Intermediate Municipal Bond Fund.

___ Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held the shares.

___ If a Fund declares distributions payable to shareholders of record on a date in October, November or December of any year, the distributions will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

___ The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized in connection with an exchange among the CoreFunds portfolios.

___ In the opinion of counsel, distributions made by the Funds are exempt from current Pennsylvania Personal Property Taxes. Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.

See the Statement of Additional Information for further information regarding taxes.

INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND

International Growth Fund and Global Bond Fund will receive dividends and interest paid by foreign issuers which are frequently subject to withholding taxes by foreign governments. If either Fund holds equity or debt securities of foreign corporations valued at more than 50% of total assets at the close of any taxable year, the Fund may elect (for U.S. federal income tax purposes) to treat each shareholder as having additional income equal to a proportionate amount of the foreign taxes paid by the Fund and as having directly paid these foreign taxes. If a Fund makes this decision, shareholders will be treated as having directly earned a portion of the Fund's gross income from foreign sources. Shareholders will be subject to U.S. federal income taxes for this additional income from foreign sources net of the foreign taxes paid. The Fund will make this decision only if it deems it to be in the best interests of its shareholders and will notify shareholders accordingly.

TREASURY RESERVE
CASH RESERVE
TAX-FREE RESERVE

Investments in STRIPS and Receipts are sold at original issue discount and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on these obligations even though the Fund has not received any interest payments on the obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute the imputed income, which may occur at a time when the investment adviser would not have chosen to sell the securities and which may result in a taxable gain or loss.

INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
TAX-FREE RESERVE

Each of these Funds expects to qualify to pay tax-exempt interest income distributions to its shareholders. In general, the Funds shareholders may exclude tax-exempt income distributions from their gross income, unless their specific circumstances disallow it. Intermediate Municipal Bond Fund and Tax-Free Reserve are permitted to purchase 'private activity bonds' that are subject to the Federal Alternative Minimum Tax (the 'AMT').


Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development or private activity bonds. A 'substantial user' is defined generally to include certain persons who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds. Corporate shareholders should note that all tax-exempt interest income distributions are includable in the computation of 'adjusted current earnings' for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from 'private activity bonds.' Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of these Funds would have on their own AMT liability.

Tax-exempt interest income distributions and other distributions paid by these Funds may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by Pennsylvania Municipal Bond Fund from its investments in Pennsylvania Municipal Securities or in direct obligations of the United States, its territories and certain of its agencies and instrumentalities ('Federal Securities'), including obligations issued by U.S. possessions, are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions made by Pennsylvania Municipal Bond Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio consists of Pennsylvania Municipal Securities and Federal Securities, including obligations issued by U.S. territories and possessions.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Securities held by Pennsylvania Municipal Bond Fund, such gain may be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

NEW JERSEY TAX CONSIDERATIONS

Investors in New Jersey Municipal Bond Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or Federal Securities held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by:

___  maintaining its registration as a registered investment company

___ investing at least 80% of the aggregate principal amount of the Fund's investments, excluding cash and cash items, in New Jersey Municipal Securities or Federal Securities and

___ investing 100% of its assets in interest-bearing obligations, discount obligations, and cash, including receivables.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares of the Fund is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

     Valuation of Shares

NET ASSET VALUE
Equity Funds
Fixed Income Funds

The shares of these Funds will fluctuate in value as a result of changes in the value of their portfolio investments. Shares in the Funds will realize capital gains or losses as portfolio investments are sold above or below costs, respectively.

The net asset value per share of these Funds is normally determined as of 4:00 p.m. (Eastern time) (the 'Valuation Time') on each business day of the Funds.

A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) of trading in securities or instruments held by the Fund such that the Fund's net asset value per share might be materially affected. Net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting the liabilities, and dividing by the total number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.

Money Market Funds

The net asset value per share of each of these Funds is normally determined as of 12:00 noon (Eastern time) on each business day. These Funds are managed to maintain a stable price per share of $1.00.

PORTFOLIO PRICING

Portfolio securities that are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on that business day or, if there is no such reported sale, the current bid price. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the current bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith to reflect their fair market value, pursuant to procedures adopted by the Board of Directors.

International Growth Fund
Global Bond Fund

Securities listed on a foreign exchange are valued at the most recent closing price available before the assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded.

Money Market Funds

The assets in the Money Market Funds are valued based upon the amortized cost method, in accordance with rules adopted under the Investment Company Act. With this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates).

     Management

The business and affairs of each Fund are managed under the direction of CoreFunds Board of Directors.

INVESTMENT ADVISER,
SUB-ADVISERS

CoreStates Advisers has overall responsibility for portfolio management for each Fund. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A., which is itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 25 largest bank holding companies in the United States.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, as well as related investment advisory, research, trading and fund management functions. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $17.6 billion for individuals, corporations, institutions and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

CoreStates Advisers principal offices are located at 1500 Market Street, Philadelphia, PA 19102.

As a result of the merger of CoreStates Corp and Meridian Bancorp, Inc. in April 1996, Meridian Investment Company ('MIC') is now a wholly-owned subsidiary of CoreStates Corp and an affiliate of CoreStates Advisers. Certain employees of MIC perform investment management and advisory functions for the Funds under the overall authority of CoreStates Advisers.

As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions about and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to these purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

CoreStates Advisers has delegated some of its portfolio management functions for International Growth Fund to Martin Currie and Aberdeen Managers, and, for Global Bond Fund, to Analytic, under separate Sub-Advisory Agreements between CoreStates Advisers and Martin Currie, Aberdeen Managers and Analytic, respectively (the Sub-Advisers).

Under a multiple manager structure, CoreStates Advisers has general oversight responsibility for the investment advisory services provided to International Growth Fund by Martin Currie and Aberdeen Managers. CoreStates Advisers is also responsible for managing the allocation of assets between the Fund's Sub-Advisers. Accordingly, each Sub-Adviser will be responsible for the day-to-day investment management of all or a portion of the assets of the Fund. However, having multiple sub-advisers responsible for investing separate portions of the Fund's assets creates the need for coordination among sub-advisers.

As sub-advisers to International Growth Fund and Global Bond Fund, the Sub-Advisers manage the investment portfolio of their respective Funds, make decisions about and place orders for the majority of the purchases and sales of the Fund's portfolio securities, and maintain certain records relating to these purchases and sales. The Sub-Advisers pay all expenses incurred by them in connection with their sub-advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund and the cost of obtaining market quotations for portfolio securities held by a Fund.

Martin Currie, Inc., a New York corporation located in Edinburgh, Scotland, is a wholly-owned subsidiary of Martin Currie, Ltd., which is owned principally by its full-time working executives. Founded in 1881, Martin Currie is one of Scotland's largest independent investment management groups. Martin Currie, Inc. was established to provide foreign investment advisory services to U.S. taxable and tax-exempt funds seeking diversification into international markets. Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland.

Aberdeen Managers, a Delaware corporation located in Fort Lauderdale, Florida, is wholly owned by Aberdeen Trust PLC, a publicly held corporation based in the United Kingdom. A subsidiary of CoreStates Corp owns approximately 14% of Aberdeen Trust. Aberdeen Trust was formed in 1876 and has been managing investment funds since 1986. It formed Aberdeen Managers in 1995 to provide foreign investment advisory services in the U.S. Aberdeen Managers is located at NationsBank Tower, 22nd Floor, Fort Lauderdale, Florida 33394.

Analytic is a specialist manager of fixed income securities and cash for institutional investors. Alpha Global Fixed Income Managers, Inc. ('Alpha Global'), the predecessor investment sub-adviser to the Global Bond Fund, recently changed its name to Analytic TSA International, Inc. and is in the process of merging with Analytic o TSA Global Asset Management, Inc. Alpha Global, based in London, England, and Analytic, whose combined assets under management currently exceed $2.4 billion, are wholly-owned subsidiaries of United Asset Management Corporation of Boston, Massachusetts, whose total assets under management exceed $160 billion. Analytic is located at 25/28 Old Burlington Street, London WIX 1LB, England.

ADMINISTRATOR AND TRANSFER AGENT

SEI Fund Resources ('SFR' or the 'Administrator'), with principal offices at 530 East Swedesford Road, Wayne, PA 19087, acts as the administrator for each Fund. For its administrative services, SFR is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average daily net assets. As Administrator, SFR generally assists in the Funds' administration and operations.

Boston Financial Data Services ('BFDS'), a subsidiary of State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.

DISTRIBUTOR

SEI Financial Services Company ('SFS' or the 'Distributor'), with principal offices at 1 Freedom Valley Drive, Oaks, PA 19456, serves as each Fund's distributor pursuant to a Distribution Agreement. Class A and Class C Shares are also subject to a separate distribution plan (the 'Distribution Plan') approved by the Board of Directors. The Distribution Plan provides that CoreFunds will pay the Distributor an annual fee, calculated on an average daily net basis and paid monthly, of up to .25% of the average daily net assets of Class A or Class C Shares of each Fund. The Distributor may use this fee as compensation for its distribution-related services or to compensate participating broker/dealers and shareholder servicing agents for performing distribution or shareholder services.

The services provided by participating broker/dealers or shareholder servicing agents may include:

___  establishing and maintaining customer accounts and records

___  aggregating and processing purchase and redemption requests from customers

___  placing net purchase and redemption orders with the Distributor

___  automatically investing customer account cash balances

___  providing periodic statements to customers

___  arranging for bank wires

___  answering routine customer inquiries concerning their investments

___ assisting customers in changing distribution options, account designations and addresses

___  performing sub-accounting functions

___  processing distribution payments on behalf of customers

___ forwarding certain shareholder communications from the Funds to customers and

___  providing other similar services.

With respect to the Money Market Funds, the Distributor may provide promotional incentives, from time to time and at its own expense, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.

     Performance Information

TOTAL RETURN AND YIELD

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes and income and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income and capital gains distributions paid during the period.

Fixed Income Funds
Money Market Funds

In addition to quoting total return, the Fixed Income Funds and Money Market Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance.

The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 30-day period. (The period will be stated in the advertisement.) This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. (See 'Yields' in the Statement of Additional Information.)

Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve may also advertise their 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by the Fund.


IN GENERAL

The Funds will include performance data for Class A or Class C shares, as appropriate, in any advertisement or information including performance data of the Funds. Total return and performance data concerning Class A Shares will reflect the sales charge and distribution and incremental transfer agent expenses borne exclusively by Class A Shares. Total return and performance data concerning Class C Shares will reflect the distribution and incremental transfer agent expenses borne exclusively by Class C Shares.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

     Description of Shares

In addition to the portfolios described in this Prospectus, CoreFunds has also set up Class C Shares representing the Elite Treasury Reserve, Elite Cash Reserve and Elite Tax-Free Reserve portfolios. CoreFunds offers two classes of shares of each portfolio. In total, CoreFunds presently offers shares in twenty different portfolios. CoreFunds may in the future create additional portfolios or classes of shares within a portfolio. Class Y Shares -- Institutional and Shares of the Elite Money Market Funds are offered in separate prospectuses. This Prospectus solely relates to Classes A and C Shares -- Individual.

If you wish to obtain similar information regarding other CoreFund portfolios, you may request prospectuses describing the portfolios by contacting the Distributor at 1-800-355-CORE.

Differences exist between classes of shares of some CoreFunds portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class.

Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain shareholder services they receive. Class C Shares are subject to similar expenses, but are not subject to a sales load. Class A and Class C Shares also have voting rights, in connection with the Distribution Plan affecting Class A and Class C Shares. The distribution and transfer agent expenses charged to Class A and Class C Shares result in their having different income distributions and performance results from Class Y Shares.

Aside from these differences, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund. Each share in each Fund is entitled to distributions out of the income earned on the assets belonging to the Fund, as the Board of Directors declares at its discretion.

CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. Shareholders will vote in the aggregate and not by portfolio or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. (See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class.) Voting rights are not cumulative.

As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of:

___  more than 50% of the outstanding shares of a Fund or

___ at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

     General Information

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only that Fund.

'Assets belonging to a Fund' are defined as:

___ the consideration received by CoreFunds upon the issuance or sale of shares in a Fund

___  all income, earnings, profits and proceeds derived from the investment and

___  any proceeds from the sale, exchange or liquidation of the investments.

Assets belonging to a Fund are charged with the direct liabilities of that Fund as well as a share of the general liabilities of CoreFunds. The general liabilities of CoreFunds are allocated in proportion to the relative asset values of each of CoreFunds portfolios at the time the expense or liability is incurred. CoreFunds management charges the Funds for liabilities when they are incurred and credits the Funds for assets when they are acquired. These determinations are reviewed and approved annually by the Board of Directors and are conclusive.

                          SHAREHOLDER SERVICES GUIDE


                               OPENING AN ACCOUNT

                              AND PURCHASING SHARES

To open a new account, either by mail or by wire, simply complete and return an Account Opening Form with at least the $500 minimum initial investment required by each Fund. Shares of the Funds are only offered to residents of states in which the shares are eligible for purchase.

You may pay a sales charge when you purchase. Please see the Sales Charges charts on page 50.

From time to time, CoreFunds may waive each Fund's sales charge for those investors purchasing shares through advertisements placed in newspapers and magazines. The advertisements will detail the procedure for purchasing Fund shares without the imposition of the sales charge during the offer.

If you need assistance with the Account Opening Form or have any questions about the Funds, please call 1-800-355-CORE. We will be happy to help you.

     Initial Purchases of Fund Shares by Check

All purchases made by check should be in U.S. dollars. Please make the check payable to CoreFunds, Inc. (Fund name), or, in the case of a retirement account, the custodian or trustee for the account. We will not accept third-party checks.

Mail the Account Opening Form and payment for at least the $500 minimum initial investment to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

     Adding to an Existing Account

Mail your check with the return stub from your confirmation or monthly statement to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

     Purchasing Fund Shares by Wire

Before wiring funds, make sure that wire instructions include your account number. We recognize receipt of an order to purchase shares by Federal Funds wire on the business day of the wire, but only if you notify CoreFunds Investor Services at 1-800-355-CORE by 12:00 noon (Eastern Time) of your intention to wire money.

Please wire money to:

CORESTATES PHIL
PHILADELPHIA, PA
ABA 031000011

for credit to:

COREFUNDS
A/C 0169-0541
[ACCOUNT NUMBER]

     Automatic Investment Plan (AIP)

You may arrange for automatic periodic investments in a Fund through deductions from your checking account by Automated Clearing House (`ACH'). To do so, complete the appropriate section on the Account Opening Form, or on the Account Change Form if you are already a shareholder. There is a $50 per month minimum investment requirement for AIPs. You may obtain an Account Opening Form or Account Change Form by calling 1-800-355-CORE.

     Systematic Withdrawal Plan (SWP)

A SWP enables you to receive regular distributions from your account.
To begin the Plan, your account must have a current value of $5,000 or more. You may elect to receive automatic payments of $50 or more by check or ACH on a monthly, quarterly, semi-annual or annual basis.

We normally process automatic withdrawals on the 25th day of the month. If that is not a business day, we process automatic withdrawals on the previous business day and pay promptly after that. To arrange a SWP, complete the appropriate section on the Account Opening Form or the Account Change Form. You may obtain either of these forms by calling 1-800-355-CORE.

Please be aware that if your withdrawals exceed your income, you will deplete the invested principal in your account. Your original investment could be exhausted entirely, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share. To participate in the SWP, you must have your dividends automatically reinvested. You may change, or cancel, the SWP at any time, by writing to CoreFunds Investor Services or the Transfer Agent.

     Execution of Orders

We will execute an order on any business day at the net asset value per share determined on that day if we receive it:
___   before 4:00 p.m. for an equity or fixed income fund or
___   before 12:00 noon for a money market fund.

We will determine the net asset value as of 4:00 p.m. (12:00 noon for a money market fund) on that date.

If we receive an order after 4:00 p.m. on any business day for an equity or fixed income fund, or after 12:00 noon for a money market fund, we will execute it on the next business day of the Fund.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it. A Fund may establish special procedures to expedite receipt of orders from institutional investors. The Distributor reserves the right to reject any purchase order when it determines that it is not in the best interests of the Fund and its shareholders to accept it.

     Sales Charges



     Class A Shares of the Equity Funds
     and Balanced Fund

The sales charges for Class A Shares are as follows:

                                  Sales Charge as a    Sales Charge as a
                                    Percentage of      Percentage of Net      Broker-Dealer
     Amount of Transaction          Offering Price      Amount Invested       Reallowance

Less than $50,000                       5.50%                5.82%                5.00%
$50,000 but less than $100,000          4.75%                4.99%                4.25%
$100,000 but less than $250,000         3.75%                3.90%                3.25%
$250,000 but less than $500,000         2.75%                2.83%                2.25%
$500,000 but less than $1,000,000       1.75%                1.78%                1.25%
$1,000,000 and over                        0%                   0%                   0%

     Class A Shares of the Bond, Pennsylvania Municipal Bond, New Jersey Municipal Bond and Global Bond Funds

The sales charges for Class A Shares are as follows:

                                  Sales Charge as a    Sales Charge as a
                                    Percentage of      Percentage of Net      Broker-Dealer
     Amount of Transaction          Offering Price      Amount Invested       Reallowance

Less than $50,000                       4.75%                4.99%               4.25%
$50,000 but less than $100,000          4.25%                4.44%               3.75%
$100,000 but less than $250,000         3.25%                3.36%               2.75%
$250,000 but less than $500,000         2.25%                2.30%               1.75%
$500,000 but less than $1,000,000       1.75%                1.78%               1.25%
$1,000,000 and over                        0%                   0%                  0%



     Class A Shares of the Short Term Income, Short-Intermediate Bond, Government Income and Intermediate Municipal
     Bond Funds

The sales charges for Class A Shares are as follows:

                                  Sales Charge as a    Sales Charge as a
                                    Percentage of      Percentage of Net      Broker-Dealer
     Amount of Transaction          Offering Price      Amount Invested       Reallowance

Less than $50,000                        3.25%               3.36%               2.75%
$50,000 but less than $100,000           3.00%               3.09%               2.50%
$100,000 but less than $250,000          2.75%               2.83%               2.25%
$250,000 but less than $500,000          2.00%               2.04%               1.50%
$500,000 but less than $1,000,000        1.25%               1.27%               0.75%
$1,000,000 and over                         0%                  0%                  0%

The Reallowances shown above apply to sales through financial institutions. The Distributor may use its own funds to compensate financial institutions in additional amounts. The Distributor may also provide promotional incentives at its own expense, in the form of cash or other compensation. The Distributor may pay these incentives to financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of a Fund. Brokers, dealers, or financial institutions that receive a reallowance of 100% of the sales charge may be considered underwriters for purposes of the federal securities laws.

The Funds exempt the following classes of shareholders from paying any sales charge:

___ employees and retirees (including members of their families and significant others) of CoreStates Corp, Martin Currie, Alpha Global, Aberdeen Managers and their affiliates and those persons engaged in the sale and distribution of CoreFunds


___  employees and retirees of the Administrator and Distributor
___  directors and officers of CoreFunds
___  EdVantage customers
___ Individual Retirement Account rollovers from qualified employee benefit plans, Keogh plans and Simplified Employee Benefit Plans where CoreStates Corp or its affiliate serves as trustee or investment manager
___ any retirement plan qualified under Section 401(a) of the Code or any other non-qualified benefit plan
___ any participant-directed retirement plan qualified under Section 401(a) of the Code or any participant-directed non-qualified defined compensation plan described in Section 457 of the Code and ___ persons purchasing shares directly through a payroll deduction program administered by CoreStates Corp or its affiliates.

In addition, the Funds will waive the initial sales charge for:
___ investors who are transferring shares from another investment company which has a contractual broker/dealer agreement with CoreFunds for which they have already paid a sales charge since October 26, 1992
___ customers converting from CoreStates Personal Financial Services Asset Allocation Program (CorePath) to Class A and Class C Shares of a Fund and
___ shareholders who have purchased shares of a mutual fund through an asset allocation program offered by a company which has been acquired by CoreStates Financial Corp, and who wish to transfer those shares to Class A and Class C Shares of a Fund.

Subsequent investments in the Funds by these investors will be subject to the applicable sales charge. The Distributor may, in its own discretion, waive sales charges on future purchases of Fund shares for certain classes of investors.

The sales charge will not apply to purchases made through reinvested dividends and distributions. The sales charge also will not apply to exchanges between portfolios of CoreFunds, to the extent that a shareholder has credit for previously paid sales charges on purchases of any of the portfolios of CoreFunds.

     Right of Accumulation

If you purchase additional Class A and Class C Shares you may obtain a 'Right of Accumulation'. This Right allows you to combine the current purchase of Class A and Class C Shares with the total market value or net investment (whichever is higher) of all shares you hold of any portfolio of CoreFunds which assesses a sales charge in order to reduce your sales charge.

To obtain the reduced sales charge through a Right of Accumulation, you must provide the Distributor, either directly or through your investment representative, with sufficient information to verify that you have this right. CoreFunds may amend or terminate this Right of Accumulation at any time. Please contact your investment representative or call CoreFunds Investor Services at 1-800-355-CORE if you wish to exercise your Right of Accumulation.

     Letter of Intent

You may also obtain the reduced sales charge shown above by executing a 'Letter of Intent' which states that your intention is to invest at least $50,000 within a 13-month period in Class A and Class C Shares. You will make each purchase under a Letter of Intent at the offering price applicable at the time of the purchase, up to the full amount indicated on the Letter of Intent. The Letter of Intent may apply to purchases made up to ninety days before the date of the Letter.

Any redemptions you make during the 13-month period will be subtracted from the amount of your purchases in determining whether you have met the terms of the Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A and Class C Shares representing 5% of the specified amount in escrow for payment of a higher sales charge if you do not purchase the full amount specified. The escrowed shares will be released when you have purchased the full amount specified. If you do not purchase the full amount specified within the 13-month period, you will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. See "Terms and Conditions" included in the Letter of Intent. If you wish to enter into a Letter of Intent in conjunction with an investment in Class A and Class C shares, you should complete the appropriate section of the Account Opening Form, contact your investment representative or call CoreFunds Investor Services at 1-800-355-CORE.

                                EXCHANGING SHARES

     Purchasing by Exchange

You may open an account or purchase additional shares by making an exchange from an existing CoreFunds account. Call CoreFunds Investor Services at 1-800-355-CORE to purchase by exchange.

As a shareholder of record, you may exchange shares of a Fund for shares in any of CoreFunds' other individual portfolios. Direct your exchange requests to CoreFunds Investor Services at 1-800-355-CORE. Telephone exchange privileges are only available in states where you can lawfully exchange from one CoreFunds portfolio to another. You may place exchange orders by telephone. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

     Redeeming Shares by Exchange

You may sell shares of the Fund by making an exchange into another CoreFunds account.

     Important Exchange Information

Before you make an exchange, you should consider the following:
___ You may not exchange into a series of a portfolio for which you would not have been eligible initially.
___ If you exchange into any portfolio which imposes a sales charge, you may be subject to that sales charge, if it is applicable and you have not previously paid it.
___ You should consider the investment objective, policies and restrictions of the Fund into which you are making an exchange, as set forth in the applicable prospectus. You may obtain a copy of the prospectus for any of the CoreFunds portfolios by calling 1-800-355-CORE.
___ Any exchange must satisfy the requirements for the minimum initial investment amount of the Fund involved.
___ The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time, upon sixty days' written notice to Shareholders.
___ The Funds may limit the amount or frequency of exchanges, and may establish other restrictions to ensure that the exchanges do not disadvantage any Fund or its shareholders.

                         SELLING (REDEEMING) YOUR SHARES

You may withdraw any portion of the funds in your account by redeeming shares at any time. You may make your request in writing or by telephone. Your redemption proceeds can be sent to you by mail, wire, or ACH.

Payment for the redemption of shares purchased by check may not be made until a Fund can verify that the payment for the purchase has been, or will be, collected. This may take up to ten calendar days after the date of purchase. The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in 'readily marketable' portfolio securities at their market value equal to the redemption price. In such cases, you may incur brokerage costs in converting these securities to cash.

     Redeeming Your Shares By Mail

The Transfer Agent or its authorized agent must receive a written request for redemption in order to constitute a valid tender for redemption by mail. Mail requests to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

The Transfer Agent may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. Signature guarantees will be required if:
___  your redemption request exceeds $25,000
___ you direct the redemption proceeds to be sent to a name and/or address that differs from the registered name or address of record or ___ you request a transfer of registration.

Otherwise, the Transfer Agent may accept written redemption requests by mail without a signature guarantee.

     Redeeming Your Shares By Telephone

To redeem your shares by telephone, you must provide the information requested on the Account Opening Form. You may request telephone redemption by calling CoreFunds Investor Services at 1-800-355-CORE. We will normally transmit payment for telephone redemptions on the next business day following receipt of a valid request for redemption.
You may have the proceeds sent to you either by mail or wire.

In the interest of security, you may not close your account by telephone.

     Receiving Your Payment By Wire

As a shareholder of record, you may have your telephone redemption proceeds paid by a direct wire to a domestic commercial bank account previously designated by you on the Account Opening Form. The Transfer Agent may deduct its wire fee from the proceeds for wire redemptions. As of the date of this Prospectus, this fee is $10.00 for each wire redemption. There is no minimum for telephone redemptions paid by wire.

     Receiving Your Payment By Mail

You may have your redemption proceeds paid by a check mailed to the name and address in which your account is registered with a Fund.
There is no minimum for telephone redemptions paid by check.

     Checkwriting Privileges For Money
     Market Funds

CoreFunds will provide checks to shareholders of the Money Market Funds without charge. Direct your request to CoreFunds Investor Services at 1-800-355-CORE. These checks will clear through CoreStates Bank of Delaware, N.A. (the 'Clearing Bank'). You will be required to sign signature cards and will be subject to any applicable rules and regulations of the Clearing Bank relating to check redemption privileges. You may make checks drawn on the Money Market Funds payable to the order of any payee in an amount of $250 or more.

Banks, corporations, trusts and other organizations should contact the Funds before submitting signature cards, since we may require corporate resolutions or other supporting documents before the checkwriting privilege may be used. When a check is presented to the Clearing Bank for payment, and the Fund accepts the check, the Clearing Bank has the Fund redeem a sufficient number of full and fractional shares in your account to cover the amount of the check, at the net asset value next determined after presentation. The Clearing Bank will return checks if there are insufficient shares to meet the withdrawal amount.

If you wish to use this method of redemption, you should check the appropriate box in the Account Opening Form, fill out the signature card available from CoreFunds Investor Services, and mail the complete Form and signature card to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

There is no charge for the clearance of any checks, although the Clearing Bank will impose its customary overdraft fee in connection with returning any checks where there are insufficient shares to meet the withdrawal amount. As of the date of this Prospectus, the overdraft fee is $30.00.

The Clearing Bank will not ordinarily return canceled checks to you, although you may obtain copies of canceled checks drawn on the Funds by requesting them in writing from CoreFunds Investor Services.

     Important Redemption Information

We execute redemption orders for the Fixed Income and Equity Funds at the net asset value per share at 4:00 p.m. that day if we receive the order by 4:00 p.m. that day.

We execute redemption orders for the Money Market Funds at the net asset value per share at 12:00 noon that day if we receive the order by 12:00 noon that day.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it.

The Transfer Agent will pay shareholders for redeemed shares within seven business days after receiving the request for redemption, except under extraordinary circumstances.

     Minimum Account Balance Requirement

Because of the relatively high cost of handling small investments, the Funds reserve the right to redeem your shares at net asset value, if your account value decreases to less than $500. You will not be subject to involuntary redemption if the value of your account falls below $500 solely because of market action. Before a Fund redeems your shares and sends you the proceeds, the Fund will give you notice that the value of the shares in your account is less than the minimum amount and you will have sixty days to make an additional investment to increase the value of your account to at least $500.

For more information on opening a new account, making changes to existing accounts, purchasing, exchanging or redeeming shares, or other investor services, please call:

1-800-355-CORE (2673)

MONDAY THROUGH FRIDAY

BETWEEN 8:30 A.M. AND 8:00 P.M.
Or write to us at:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA  19087-0470

EQUITY FUNDS
         Equity Index (659)
         Core Equity (742)
         Growth Equity (747)
         Special Equity (665)
         International Growth (744)

BALANCED FUND
         Balanced (751)

FIXED INCOME FUNDS
         Short Term Income (663)
         Short-Intermediate Bond (740)
         Government Income (749)
         Bond (661)
         Global Bond (755)

TAX-EXEMPT INCOME FUNDS
         Intermediate Municipal Bond (753)
         Pennsylvania Municipal Bond (757)
         New Jersey Municipal Bond (759)

MONEY MARKET FUNDS
         Treasury Reserve (733)
         Cash Reserve (731)
         Tax-Free Reserve (737)

The CoreFund Family of Mutual Funds

COREFUNDS, INC.

DIRECTORS
Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Thomas J. Taylor
Cheryl H. Wade

OFFICERS
David G. Lee, President
James W. Jennings, Secretary

INVESTMENT ADVISER
CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101

ADMINISTRATOR
SEI Fund Resources
Wayne, PA 19087

DISTRIBUTOR
SEI Financial Services Company
Oaks, PA 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Philadelphia, PA 19103

INVESTMENT ADVISER


[LOGO]

CoreStates
Investment Advisers


For current performance, purchase, redemption, and other information, call 1-800-355-CORE (2673).



/X/
COREFUND(r)
Family of Mutual Funds

SEI Financial Services Company, Distributor
Oaks, PA 19456
1-800-355-CORE

COR-F-046-06
5/97


The CoreFund Family of Mutual Funds

EQUITY
Equity Index
Core Equity
Growth Equity
Special Equity
International Growth

BALANCED
Balanced

INCOME
Short Term Income
Short-Intermediate Bond
Government Income
Bond
Global Bond

TAX-EXEMPT INCOME
Intermediate Municipal Bond
Pennsylvania Municipal Bond
New Jersey Municipal Bond

MONEY MARKET
Treasury Reserve
Cash Reserve
Tax-Free Reserve

                       PROSPECTUS FOR INSTITUTIONAL SHARES


                                 ________, 1997


                               CoreFunds Investing our experience in your future

                               EQUITY FUNDS

                               BALANCED FUND

                               INCOME FUNDS

                               TAX-EXEMPT INCOME FUNDS

                               MONEY MARKET FUNDS

/ /
CoreFund(r)
Family of Mutual Funds



INTRODUCING COREFUNDS


This Prospectus introduces you to seventeen of the mutual funds offered by CoreFunds, Inc. ("CoreFunds"), an open-end management investment company. CoreFunds presently offers shares in twenty diversified and non-diversified portfolios. This Prospectus offers:

___  Class Y (Institutional) shares of the Equity Funds

___  Class Y (Institutional) shares of the Fixed Income Funds and

___  Class Y (Institutional) shares of the Money Market Funds.

Materials relating to Class A or Class C (Individual) shares of the Funds may be obtained by calling 1-800-355-CORE or by writing to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

CoreStates Investment Advisers, Inc. ("CoreStates Advisers") serves as the investment adviser to each Fund. The International Growth Fund and Global Bond Fund also retain investment sub-advisers. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

You may choose to invest in any of the CoreFunds offered in this Prospectus. Read your prospectus before you invest and keep it for future reference.

Additional information about the Funds, contained in a Statement of Additional Information dated ________, 1997, has been filed with the Securities and Exchange Commission. It is incorporated in this Prospectus by reference. To obtain a copy without charge, call 1-800-355-CORE or write to:

COREFUNDS, INC.
P.O. BOX 470
WAYNE, PA 19087-0470

Shares in the Funds are not obligations, deposits, or accounts of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of each Fund's investment adviser, or any of its affiliates.

Shares in the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investment in the Fund shares involves risk, including possible loss of principal.

An investment in the Cash Reserve, Treasury Reserve and/or Tax-Free Reserve is not insured and is not guaranteed by the U.S. Government, and we can not assure you that these Funds will be able to maintain a stable net asset value of $1.00 per share.

The Securities and Exchange Commission has not approved or disapproved these securities. Also, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      WHAT YOU WILL FIND IN THIS PROSPECTUS

INFORMATION ON THE FUNDS
   EQUITY FUNDS
      Equity Index............................................2
      Core Equity.............................................4
      Growth Equity...........................................6
      Special Equity..........................................8
      International Growth...................................10
   BALANCED FUND
      Balanced...............................................12
   FIXED INCOME FUNDS
      Short Term Income......................................14
      Short-Intermediate Bond................................16
      Government Income......................................18
      Bond...................................................20
      Global Bond............................................22
      Intermediate Municipal Bond............................24
      Pennsylvania Municipal Bond............................26
      New Jersey Municipal Bond..............................28
   MONEY MARKET FUNDS
      Treasury Reserve.......................................30
      Cash Reserve...........................................32
      Tax-Free Reserve.......................................34
GENERAL INFORMATION
      General Investment Policies and Practices..............36
      Temporary Investments..................................39
      Distributions..........................................42
      Taxes..................................................42
      Valuation of Shares....................................44
      Management.............................................45
      Performance Information................................47
      How to Purchase and Redeem Shares......................47
      Description of Shares..................................48
      General Information....................................49

                                EQUITY INDEX FUND

    SUMMARY

Equity Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by investing primarily in stocks represented in the S&P 500 Index.

    PORTFOLIO INVESTMENTS

The Fund invests at least 90% of its total assets in equity securities that represent a composite of the S&P 500 Index. The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P 500 Index, S&P considers market values and industry diversification.

The Fund's investment portfolio will generally consist of common stocks of as many issuers listed in the S&P 500 Index as is feasible. CoreStates Advisers uses a computer model that closely monitors industry weightings of the S&P 500 Index. Although CoreStates Advisers does not screen securities by traditional methods of financial and market analyses, it monitors the Fund's investments with a view toward removing stocks of companies which exhibit extreme financial distress or which may impair the Fund's ability to achieve its investment objective.

Equity Index Fund strives to provide a total return comparable to the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)

Equity Index Fund is not sponsored by nor affiliated with Standard & Poor's Corporation ("S&P").

    RISK CONSIDERATIONS

Like all equity funds, Equity Index Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Equity Index Fund seeks investment results that achieve price and yield performance similar to the S&P 500 Index.


    INVESTMENT SUITABILITY

Equity Index Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.

    FUND MANAGEMENT

Lary Aasheim, CFA, a Vice President of CoreStates Advisers, is portfolio manager of Equity Index Fund. Prior to joining CoreStates Advisers in 1990, Mr. Aasheim worked as an analyst at First Fidelity Bank/Fidelity Bank, First Pennsylvania Bank and Bear Stearns in New York. (Please see page 45 for more information about the Fund's Investment Adviser.)

                             FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Equity Index Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                            Unaudited
                                                              1996          1996       1995      1994       1993    1992     1991(1)
CLASS Y (INSTITUTIONAL)*                                  --------------  ----------------------------------------------------------
For a Share Outstanding Throughout the Period Ended       December 31(3)                         June  30
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $   28.47        23.79      20.54     20.97     19.22    18.46    19.48
Net Investment Income                                      $    0.26         0.51       0.52      0.55      0.52     0.52     0.03
Realized and Unrealized Net Gains (Losses) on Securities   $    3.06         5.47       4.24     (0.43)     1.84     1.80    (0.94)
Distributions from Net Investment Income                   $   (0.26)       (0.51)     (0.52)    (0.55)    (0.52)   (0.48)   (0.02)
Distributions from Capital Gains                           $   (0.24)       (0.79)     (0.99)       --     (0.09)   (1.08)   (0.09)
Net Asset Value, End of Period                             $   31.29        28.47      23.79     20.54     20.97    19.22    18.46
Total Return                                                   11.70%+      25.69      24.45      0.55     12.39    12.59    (4.64)+
Net Assets, End of Period (000 omitted)                    $ 196,329      166,350    112,553    72,552    50,551   20,166   12,117
Ratio of Expenses to Average Net Assets                         0.37%        0.35       0.37      0.35      0.49     0.57     0.97
Ratio of Net Income to Average Net Assets                       1.78%        1.94       2.48      2.63      2.82     2.66     1.79
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                          0.73%        0.71       0.76      0.75      0.88     1.06     1.20
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                          1.42%        1.59       2.09      2.23      2.43     2.17     1.56
Portfolio Turnover Rate                                            4%          13         27        13         4       27       --
Average Commission Rate(2)                                 $  0.0646       0.0641        n/a       n/a       n/a      n/a      n/a
------------------------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations June 1, 1991. Unless otherwise noted, all ratios for the period have been annualized.

(2) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .15%
12b-1 Fees                                                  none
Other Expenses(2)                                           .22%
Total Fund Operating Expenses After Fee Waivers(3)          .37%

EXAMPLE                                      1 Year  3 Years  5 Years   10 Years
You would pay the following expenses on a      $4      12       21        47
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal period ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 0.70%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                                CORE EQUITY FUND

    SUMMARY

Core Equity Fund seeks maximum total return by investing in a diversified portfolio of common stocks.

    PORTFOLIO INVESTMENTS

The Fund invests principally in a diversified portfolio of common stocks including stocks of companies with:

___  large market capitalizations

___  medium market capitalizations and

___  small market capitalizations.

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In addition, up to 20% of the Fund's total assets may be invested in:

___  securities convertible into common stocks

___  preferred stocks

___  corporate bonds and notes

___  warrants

___  Short-Term Obligations and

___  sponsored and unsponsored American Depositary Receipts ("ADRs").

Core Equity Fund strives to provide a total return greater than stock market indices such as the S&P 500 Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all equity funds, Core Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance, during a specific period, may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Core Equity Fund seeks maximum total return in excess of the S&P 500 Index.

    INVESTMENT SUITABILITY

Core Equity Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.

    FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Core Equity Fund(a). The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                              INSTITUTIONAL  PRIOR
                                                         Unaudited                CLASS      CLASS
                                                           1996        1996       1995       1994     1993    1992    1991   1990(1)
CLASS Y (INSTITUTIONAL)(3)                            -------------- --------- -----------------------------------------------------
For a Share Outstanding Throughout the Period Ended   December 31(5)  June  30                       October 31
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  17.26       17.07      15.00      15.39    13.93   13.08    8.95   10.00
Net Investment Income                                   $   0.08        0.14       0.19       0.11     0.14    0.19    0.26    0.14
Realized and Unrealized Net Gains (Losses)
   on Securities                                        $   2.30        1.49       2.87       0.22     1.89    1.02    4.13   (1.05)
Distributions from Net Investment Income                $  (0.08)      (0.14)     (0.19)     (0.11)   (0.14)  (0.19)  (0.26)  (0.14)
Distributions from Capital Gains                        $  (1.47)      (1.30)     (0.80)     (0.61)   (0.43)  (0.17)     --      --
Net Asset Value, End of Period                          $  18.09       17.26      17.07      15.00    15.39   13.93   13.08    8.95
Total Return(2)                                            13.82%+     19.24      22.00       2.21    14.90    9.27   49.37   (9.22)
Net Assets, End of Period (000 omitted)                 $458,064     414,824    378,352     50,128   45,677  28,103  12,830   5,982
Ratio of Expenses to Average Net Assets                     0.95%       0.97       1.05       1.49     1.20    0.92    0.54    0.65
Ratio of Net Income to Average Net Assets                   0.88%       1.15       1.44       0.75     0.94    1.47    2.30    2.29
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                      1.04%       1.01       1.10       1.51     1.41    1.23    1.48    1.59
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                      0.79%       1.11       1.44       0.73     0.73    1.17    1.36    1.35
Portfolio Turnover Rate**                                     46%        114        119         35       24      39      68      43
Average Commission Rate(4)                              $ 0.0631      0.0636        n/a        n/a      n/a     n/a     n/a     n/a
------------------------------------------------------------------------------------------------------------------------------------

(a) This Fund was formerly known as Equity Fund.

* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds. At that time the Institutional Class of shares of the Fund was exchanged for Class Y shares.

**For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the periods November 1 to October 31.

(4) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(5) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                             none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees                                     .74%
12b-1 Fees                                                   none
Other Expenses(1)                                            .26%
Total Fund Operating Expenses After Fee Waivers(2)          1.00%

EXAMPLE                                     1 Year   3 Years  5 Years   10 Years
You would pay the following expenses on a     $10      32        55       122
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(3)

*  Fees shown reflect current fees.

(1) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(2) The Administrator has voluntarily waived a portion of its fee in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.04%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(3) The numbers in the Example reflect the effect of waivers.

                               GROWTH EQUITY FUND

    SUMMARY

Growth Equity Fund seeks capital growth and an increasing flow of dividends by investing primarily in common stocks.

    PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of equity securities including:

___  common stocks

___  preferred stocks

___  convertible securities and

___ other equity securities of companies which CoreStates Advisers believe show the potential for growth of earnings over time.

Growth Equity Fund strives to provide a return greater than stock market indices such as the Russell 1000 Growth Index, the S&P 500 Index and the Lipper Growth Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all equity funds, the Growth Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance, during a specific period, may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Growth Equity Fund seeks capital growth and an increasing flow of dividends.

    INVESTMENT SUITABILITY

Growth Equity Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.

    FUND MANAGEMENT

Timothy R. Stives is a Senior Managing Director of CoreStates Advisers and manages Growth Equity Fund. He joined CoreStates Advisers in 1994. Mr. Stives was a Vice President and Partner at Chancellor Capital Management since 1988. Prior to that, he was a securities analyst and portfolio manager with CitiCorp Investment Management. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Growth Equity Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                            Unaudited
                                                              1996          1996       1995      1994       1993    1992(1)
CLASS Y (INSTITUTIONAL)*                                  --------------  ---------------------------------------------------
For a Share Outstanding Throughout the Period Ended       December 31(3)  June  30                 October 31
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 14.19        11.18       9.11      9.95      8.74     10.00
Net Investment Income                                        $  0.03         0.08       0.08      0.05      0.08      0.05
Realized and Unrealized Net Gains (Losses) on Securities     $  0.82         3.36       2.07     (0.84)     1.21     (1.26)
Distributions from Net Investment Income                      $(0.03)       (0.08)     (0.08)    (0.05)    (0.08)    (0.05)
Distributions from Capital Gains                             $ (1.57)       (0.35)        --        --        --        --
Net Asset Value, End of Period                               $ 13.44        14.19      11.18      9.11      9.95      8.74
Total Return                                                    5.86%+      31.36      23.71     (8.01)    14.76    (12.05)+
Net Assets, End of Period (000 omitted)                     $131,447      120,073     91,345    64,877    63,777    33,418
Ratio of Expenses to Average Net Assets                         0.95%        0.89       0.76      0.69      0.43      0.14
Ratio of Net Income to Average Net Assets                       0.39%        0.64       0.84      0.48      0.85      1.38
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                          1.07%        1.05       1.10      1.11      1.11      1.12
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                          0.27%        0.48       0.50      0.06      0.17      0.40
Portfolio Turnover Rate                                           30%          81        113       127       103        66
Average Commission Rate(2)                                   $0.0600       0.0601        n/a       n/a       n/a       n/a
-----------------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations February 3, 1992. Unless otherwise noted, all ratios for the period have been annualized.

(2) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees                                    .75%
12b-1 Fees                                                  none
Other Expenses(1)                                           .21%
Total Fund Operating Expenses After Fee Waivers(2)          .96%

EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a     $10       31       53       118
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(3)

* Fees shown reflect current fees.

(1) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(2) The Administrator has voluntarily waived a portion of its fee in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.05%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(3) The numbers in the Example reflect the effect of waivers.

                                                    SPECIAL EQUITY FUND

    SUMMARY

Special Equity Fund seeks capital growth by investing principally in a diversified portfolio of common stocks.

    PORTFOLIO INVESTMENTS

The Fund invests principally in a diversified portfolio of common stocks of domestic companies that CoreStates Advisers expect will experience growth in earnings and price including stocks of companies with:

___  small market capitalizations

___  medium market capitalizations and

___  large market capitalizations.

Market capitalization means the total number of common shares of a company's stock outstanding multiplied by the market price per share.

In  addition, up to 35% of the Fund's total assets may be invested in:

___  preferred stocks

___  securities convertible into common stock

___  corporate bonds and notes

___  warrants

___  Short-Term Obligations and

___ sponsored and unsponsored ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

Special Equity Fund strives to provide a return greater than stock market indices such as the Russell 3000 Equal Weighted Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Increased Business and Economic Sensitivity - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets and financial resources and may be dependent upon a relatively small management group. These securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends.

Also, like all equity funds, Special Equity Fund is subject to two other primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

Special Equity Fund seeks capital growth.

    INVESTMENT SUITABILITY

Special Equity Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that common stocks can provide and

___ are able to tolerate fluctuations in the principal value of their investment.

    FUND MANAGEMENT

Joseph E. Stocke, CFA, is a Senior Managing Director of CoreStates Advisers and manages Core Equity and Special Equity Funds. He is also a Senior Investment Manager/Equities with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1983. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Special Equity Fund. The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1994 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. 9


                                                                                       INSTITUTIONAL   PRIOR
                                                                Unaudited                  CLASS*      CLASS
                                                                   1996         1996        1995        1994
CLASS Y (INSTITUTIONAL)(3)                                    -------------    -------   --------------------------
For a Share Outstanding Throughout the Period Ended           December 31(5)   June 30         October 31
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  11.86       11.42       9.37       10.00
Net Investment Income                                            $   0.03        0.07       0.12        0.06
Realized and Unrealized Net Gains (Losses) on Securities         $   0.73        2.13       2.12       (0.63)
Distributions from Net Investment Income                         $  (0.03)      (0.07)     (0.12)      (0.06)
Distributions from Capital Gains                                 $  (2.39)      (1.69)     (0.07)         --
Net Asset Value, End of Period                                   $  10.20       11.86      11.42        9.37
Total Return(2)                                                      6.75%+     22.27      24.44       (5.72)
Net Assets, End of Period (000 omitted)                          $ 65,173      63,680     57,396      10,069
Ratio of Expenses to Average Net Assets                              0.57%       0.34       0.32        0.15
Ratio of Net Income to Average Net Assets                            0.54%       0.94       1.14        1.06
Ratio of Expenses to Average Net Assets (Excluding Waivers)          1.82%       1.79       1.97        2.10
Ratio of Net (Loss) to Average Net Assets (Excluding Waivers)       (0.71)%     (0.51)     (0.51)      (0.89)
Portfolio Turnover Rate                                                44%         72        129          39
Average Commission Rate(4)                                       $ 0.0594      0.0539        n/a         n/a
-------------------------------------------------------------------------------------------------------------------

* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the Conestoga Special Equity Fund was acquired by CoreFunds. At that time the Institutional Class of shares of the Fund was exchanged for Class Y shares.

+ This figure has not been annualized.

(1) Commenced operations March 15, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period November 1 to October 31.

(4) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(5) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                             none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1) 12b-1 Fees     .83%
12b-1 Fees                                                   none
Other Expenses(2)                                            .22%
Total Fund Operating Expenses After Fee Waivers(3)          1.06%

EXAMPLE
                                             1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a     $11      34        58        129
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of 1.50% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.80%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                            INTERNATIONAL GROWTH FUND

    SUMMARY

International Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located outside the United States.

    PORTFOLIO INVESTMENTS

Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located in at least three different countries. Companies are located in a country if they are headquartered or doing business primarily there. The Fund invests in appreciation-oriented equity securities of companies located outside the United States, including:

    Australia      Hong Kong      Singapore    Germany
    Canada         Japan          Sweden       Netherlands
    France         Mexico         Switzerland  United Kingdom

'Appreciation-oriented' securities are equity securities of companies that the Fund's Adviser and Sub-Advisers believe have the greatest potential for long-term growth.

Most foreign equity securities are purchased in over-the-counter markets or on stock exchanges located in the countries in which the principal offices of the issuers are located.

International Growth Fund strives to provide a return greater than stock market indices such as the Morgan Stanley Capital International EAFE Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

There are special risks associated with international investing. See `Foreign Securities' information on page 36.

Also, like all equity funds, International Equity Fund is subject to two primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

    INVESTMENT OBJECTIVE

International Growth Fund seeks long-term capital appreciation, consistent with reasonable risk, by investing primarily in appreciation-oriented equity securities of companies located outside the United States.

    INVESTMENT SUITABILITY

International Growth Fund may be appropriate for investors who:

___  are seeking long-term capital growth

___  do not need to earn current income

___ are willing to hold an investment over a long time period in anticipation of the returns that foreign stocks can provide

___ are able to tolerate fluctuations in the principal value of their investment and

___ are aware of the unique risks of international investing, including their exposure to currency fluctuations.

    FUND MANAGEMENT

CoreStates Advisers has delegated some of its portfolio management functions to Martin Currie and Aberdeen Managers (the "Sub-Advisers"). Michael J. Gibson, a Vice President of Martin Currie, is the lead director of an investment team responsible for managing a portion of International Growth Fund. Mr. Gibson has 24 years of portfolio investment experience in international stock markets. He joined Martin Currie in 1983.

Bev Hendry, Chief Executive Officer of Aberdeen Fund Managers Inc., is the lead director of an investment team responsible for managing a portion of International Growth Fund. He joined Aberdeen Trust in 1987. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Advisers.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of International Growth Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                          Unaudited
                                                             1996       1996     1995      1994    1993     1992    1991    1990(1)
CLASS Y (INSTITUTIONAL)*                                 -------------- ------------------------------------------------------------
For a Share Outstanding Throughout the Period Ended      December 31(3)                           June 30
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 13.97      12.29    13.18     11.71   10.52    10.10   10.75    10.00
Net Investment Income                                      $  0.03       0.16     0.12      0.12    0.10     0.17    0.19     0.11
Realized and Unrealized Net Gains (Losses) on Securities   $  0.39       1.86    (0.17)     1.78    1.16     0.31   (0.44)    0.86
Distributions from Net Investment Income                   $ (0.37)     (0.28)   (0.04)    (0.12)  (0.07)      --   (0.27)   (0.09)
Distributions from Capital Gains                           $ (0.86)     (0.06)   (0.80)    (0.31)     --    (0.06)  (0.13)   (0.13)
Net Asset Value, End of Period                             $ 13.16      13.97    12.29     13.18   11.71    10.52   10.10    10.75
Total Return                                                  3.20%+    16.72    (0.21)    16.28   12.06     4.90   (2.71)    9.74+
Net Assets, End of Period (000 omitted)                   $136,532    139,275  110,838   108,911  61,655   42,594  20,582   13,513
Ratio of Expenses to Average Net Assets                       1.11%      1.14     1.05      0.99    0.99     0.96    0.99     1.22
Ratio of Net Income to Average Net Assets                     0.39%      1.05     0.98      0.23    1.22     1.67    1.80     2.57
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        1.21%      1.25     1.19      1.18    1.28     1.40    1.56     1.99
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        0.29%      0.94     0.84      0.04    0.93     1.23    1.23     1.80
Portfolio Turnover Rate**                                       29%        41       59        67      59       87      49       20
Average Commission Rate(2)                                 $0.0223     0.0270      n/a       n/a     n/a      n/a     n/a      n/a
------------------------------------------------------------------------------------------------------------------------------------

* On April 15, 1996, the Conestoga International Equity Fund was acquired by CoreFunds. At that time, the Institutional Class of shares of the Fund was exchanged for Class Y shares.

**For the period ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations February 12, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees                                    .80%
12b-1 Fees                                                  none
Other Expenses(1)                                           .36%
Total Fund Operating Expenses After Fee Waivers(2)         1.16%

EXAMPLE                                      1 Year  3 Years   5 Years  10 Years
You would pay the following expenses on a      $12     37        64       141
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(3)

* Fees shown reflect current fees.

(1) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(2) The Administrator has voluntarily waived a portion of its fee in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.25%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(3) The numbers in the Example reflect the effect of waivers.

                                  BALANCED FUND

    SUMMARY

Balanced Fund seeks to provide total return while preserving capital by investing in a combination of common stocks and fixed income securities.

PORTFOLIO INVESTMENTS

The Fund invests in a combination of:

___  common stocks

___  convertible securities

___  fixed income securities and

___  Short-Term Obligations.

Under normal conditions, the Fund will invest a minimum of 25% of its assets in senior fixed income securities and between 30% and 75% of its assets in common stocks. Balanced Fund may also invest in U.S. dollar denominated securities of foreign issuers (including ADRs).

In managing Balanced Fund, CoreStates Advisers combines separate equity, fixed income and asset allocation strategies. Long-term growth is pursued through equity holdings, and current income through fixed income securities and common stock dividends. The asset allocation strategy shifts the stock / fixed income / money market instrument mix based on their judgment of the relative attractiveness of these markets and securities.

Balanced Fund strives to provide a return greater than indices such as the Lipper Balanced Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Because Balanced Fund invests in both stocks and fixed income securities, it is subject to five primary types of risk:

Market Risk - The possibility that stock prices in general will decline over short, or even extended, periods of time. This is because stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

Fund Risk - The possibility that the Fund's performance during a specific period may not meet or exceed that of the stock market as a whole.

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. It is also known as Income Risk.

    INVESTMENT OBJECTIVE

Balanced Fund seeks to provide total return while preserving capital.

    INVESTMENT SUITABILITY

Balanced Fund may be appropriate for investors who:

___  seek to capture the interest income of bonds

___  seek the capital appreciation of stocks and

___ want to reduce risk through diversification among these securities and asset types.

    FUND MANAGEMENT

Steve Dalton, a Vice President of CoreStates Advisers, is portfolio manager of Balanced Fund. Mr. Dalton has been a senior portfolio manager of balanced portfolios since 1986 and a member of the CoreStates Advisers' Equity Policy Committee since 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Balanced Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996        1996      1995     1994    1993(1)
CLASS Y (INSTITUTIONAL)*                               ---------------  -----------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(3)                 June 30
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $  12.59      11.06      9.88     10.39    10.00
Net Investment Income                                     $   0.18       0.33      0.35      0.35     0.16
Realized and Unrealized Net Gains (Losses) on Securities  $   0.45       1.68      1.21     (0.51)    0.39
Distributions from Net Investment Income                  $  (0.18)     (0.33)    (0.35)    (0.35)   (0.16)
Distributions from Capital Gains                          $  (0.68)     (0.15)    (0.03)       --       --
Net Asset Value, End of Period                            $  12.36      12.59     11.06      9.88    10.39
Total Return                                                  5.01%+    18.41     16.21     (1.62)    5.52+
Net Assets, End of Period (000 omitted)                   $109,744    102,515    61,092    42,429   29,434
Ratio of Expenses to Average Net Assets                       0.77%      0.81      0.73      0.62     0.45
Ratio of Net Income to Average Net Assets                     2.86%      2.79      3.51      3.46     3.38
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        0.99%      1.03      1.07      1.08     1.39
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        2.64%      2.57      3.17      3.00     2.45
Portfolio Turnover Rate**                                       28%        74        46        56       21
Average Commission Rate(2)                                $ 0.0610     0.0621       n/a       n/a      n/a
-----------------------------------------------------------------------------------------------------------------

* On April 15, 1996, the Conestoga Balanced Fund was acquired by CoreFunds. At that time, the Institutional class of shares of the Fund was exchanged for Class Y shares.

**For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations January 4, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(3) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .58%
12b-1 Fees                                                  none
Other Expenses(2)                                           .22%
Total Fund Operating Expenses After Fee Waivers(3)          .80%

EXAMPLE                                     1 Year   3 Years   5 Years  10 Years
You would pay the following expenses on a     $8       26         44       99
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .70% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.01%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                             SHORT TERM INCOME FUND

    SUMMARY

Short Term Income Fund seeks to provide investors with consistent income and principal stability by investing in a portfolio of investment grade debt securities.

    PORTFOLIO INVESTMENTS


The Fund invests principally in investment grade debt securities including:

___  corporate bonds, debentures and notes

___  equipment lease and trust certificates

___  asset-backed and mortgage-backed securities and

___ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund may invest up to 35% of its total assets in U.S. dollar denominated international debt securities for which the primary trading market is the U.S. (`Yankee Bonds'). Normally, the Fund's portfolio securities will have maximum expected or remaining maturities of three years or less. The Fund's normal average dollar-weighted portfolio maturity is about one year.

Short Term Income Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-year Treasury Bill Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Short Term Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

    INVESTMENT OBJECTIVE

Short Term Income Fund seeks consistent current income with relative stability of principal.

    INVESTMENT SUITABILITY

Short Term Income Fund may be appropriate for investors who:

___  are looking for a higher level of current income and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

John Ackler is Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Short Term Income Fund. The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the period ended October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                                                               INSTITUTIONAL
                                                                    Unaudited                      CLASS*
                                                                       1996          1996          1995(1)
CLASS Y (INSTITUTIONAL)(3)                                        --------------   --------    --------------
For a Share Outstanding Throughout the Period Ended               December 31(4)   June 30       October 31
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  9.94          10.05          10.00
Net Investment Income                                               $  0.27           0.36           0.25
Realized and Unrealized Net Gains (Losses) on Securities            $  0.03          (0.08)          0.03
Distributions from Net Investment Income                            $ (0.27)         (0.38)         (0.23)
Distributions from Capital Gains                                    $    --          (0.01)            --
Net Asset Value, End of Period                                      $  9.97           9.94          10.05
Total Return(2)                                                        3.05%+         2.78           2.87+
Net Assets, End of Period (000 omitted)                             $30,449         30,132         36,059
Ratio of Expenses to Average Net Assets                                0.46%          0.51           0.63
Ratio of Net Income to Average Net Assets                              5.38%          5.31           5.43
Ratio of Expenses to Average Net Assets (Excluding Waivers)            1.04%          1.03           1.08
Ratio of Net Income to Average Net Assets (Excluding Waivers)          4.80%          4.79           4.98
Portfolio Turnover Rate                                                  25%           102             40
-------------------------------------------------------------------------------------------------------------

* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the Conestoga Short-Term Income Fund was acquired by CoreFunds. At that time the Institutional Class of shares of the Fund was exchanged for Class Y shares.

+ This figure has not been annualized.

(1) Commenced operations May 15, 1995. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. The prior year is for the period from inception to October 31.

(4) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                           none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .25%
12b-1 Fees                                                  none
Other Expenses(2)                                           .22%
Total Fund Operating Expenses After Fee Waivers(3)          .47%

EXAMPLE                                     1 Year   3 Years  5 Years   10 Years
You would pay the following expenses on a     $5       15       n/a       n/a
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .74% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.05%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                          SHORT-INTERMEDIATE BOND FUND

    SUMMARY

Short-Intermediate Bond Fund seeks to provide investors with income by investing in a diversified portfolio of fixed income securities with maturities averaging from two to five years.

    PORTFOLIO INVESTMENTS

The Fund intends to invest at least 65% of its total assets in bonds under normal market conditions. The Fund maintains a maximum average maturity of no more than five years. By maintaining this maturity range, CoreStates Advisers expects the Fund's net asset value to be relatively stable while providing higher income than money market funds.

The Fund invests primarily in a portfolio of intermediate-term, investment grade, fixed income obligations with an expected average weighted maturity of two to five years including:

___  corporate debt securities (bonds and commercial paper)

___ securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Short-Intermediate Bond Fund strives to provide a return greater than bond indices such as the Merrill Lynch 1-3 year Treasury Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Short-Intermediate Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

    INVESTMENT OBJECTIVE

Short-Intermediate Bond Fund seeks a moderate level of current income consistent with conservation of capital.

    INVESTMENT SUITABILITY

Short-Intermediate Bond Fund may be appropriate for investors who:

___  are looking for a higher level of current income and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Craig A. Moyer, CFA, is a Senior Managing Director of CoreStates Advisers and the portfolio manager of Short-Intermediate Bond Fund. Mr. Moyer is also a Senior Investment Manager/Fixed Income with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1977. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Short-Intermediate Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.



                                                          Unaudited
                                                             1996        1996      1995     1994      1993    1992(1)
CLASS Y (INSTITUTIONAL)*                                --------------   ------------------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(2)                     June 30
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $   9.76       9.84      9.63     10.18     10.01    10.00
Net Investment Income                                     $   0.30       0.57      0.53      0.43      0.47     0.23
Realized and Unrealized Net Gains (Losses) on Securities  $   0.10      (0.08)     0.21     (0.53)     0.31     0.01
Distributions from Net Investment Income                  $  (0.30)     (0.57)    (0.53)    (0.43)    (0.47)   (0.23)
Distributions from Capital Gains                          $     --         --        --     (0.02)    (0.14)      --
Net Asset Value, End of Period                            $   9.86       9.76      9.84      9.63     10.18    10.01
Total Return                                                  4.14%+     5.05      8.22     (0.32)     7.90     2.49+
Net Assets, End of Period (000 omitted)                   $162,763    159,841    55,128    48,379    44,692   22,623
Ratio of Expenses to Average Net Assets                       0.47%      0.55      0.60      0.58      0.42     0.11
Ratio of Net Income to Average Net Assets                     6.03%      5.80      5.76      4.30      4.62     5.73
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        0.73%      0.81      0.84      0.86      0.86     0.84
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        5.77%      5.54      5.52      4.02      4.18     5.00
Portfolio Turnover Rate**                                       83%       257       405       299       188       51
-------------------------------------------------------------------------------------------------------------------------

* On April 15, 1996, the Conestoga Intermediate Income Fund was acquired by CoreFunds. At that time, the Institutional Class of shares of the Fund was exchanged for Class Y shares.

**For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+ This figure has not been annualized.

(1) Commenced operations February 3, 1992. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .29%
12b-1 Fees                                                  none
Other Expenses(2)                                           .22%
Total Fund Operating Expenses After Fee Waivers(3)          .51%

EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a      $5       16       29       64
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .80%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                             GOVERNMENT INCOME FUND

    SUMMARY

Government Income Fund seeks to provide investors with income, as well as preservation of principal investment and liquidity by investing in a portfolio of U.S. Government guaranteed securities.

    PORTFOLIO INVESTMENTS

The Fund invests exclusively in:

___  U.S. Treasury securities

___ mortgage-backed securities issued or guaranteed by U.S. Government agencies and

___  repurchase agreements involving any of these obligations.

The Fund's average maturity is generally about seven years.

Government Income Fund strives to provide a return greater than bond indices such as the Salomon Brothers Broad Investment Grade Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Government Income Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

    INVESTMENT OBJECTIVE

Government Income Fund seeks current income while preserving principal value and maintaining liquidity.

    INVESTMENT SUITABILITY

Government Income Fund may be appropriate for investors who:

___  are looking for a higher level of current income and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

William T. Lawrence, a Vice President of CoreStates Advisers, is the portfolio manager for Government Income Fund. He joined CoreStates Advisers in 1991. Prior to that, he was Vice President, Fixed Income Sales for First Boston Corp. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Government Income Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                          Unaudited
                                                             1996       1996      1995       1994    1993(1)
CLASS Y (INSTITUTIONAL)*                                --------------  ----------------------------------------
For a Share Outstanding Throughout the Period Ended     December 31(2)                June 30
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $  9.62       9.83      9.52      10.18    10.00
Net Investment Income                                      $  0.31       0.61      0.62       0.50     0.13
Realized and Unrealized Net Gains (Losses) on Securities   $  0.14      (0.21)     0.31)     (0.62)    0.18
Distributions from Net Investment Income                   $ (0.31)     (0.61)    (0.62)     (0.50)   (0.13)
Distributions from Capital Gains                           $    --         --        --      (0.04)      --
Net Asset Value, End of Period                             $  9.76       9.62      9.83       9.52    10.18
Total Return                                                  4.77%+     4.09     10.26      (1.34)    3.12+
Net Assets, End of Period (000 omitted)                    $19,547     13,943    11,305      9,089    6,323
Ratio of Expenses to Average Net Assets                       0.66%      0.64      0.59       0.50     0.44
Ratio of Net Income to Average Net Assets                     6.38%      6.17      6.53       4.93     5.41
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                        0.86%      0.89      0.98       1.00     1.10
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                        6.18%      5.92      6.14       4.43     4.75
Portfolio Turnover Rate                                         80%       131       368        157       93
----------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations April 1, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2 Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .47%
12b-1 Fees                                                  none
Other Expenses(2)                                           .27%
Total Fund Operating Expenses After Fee Waivers(3)          .74%

EXAMPLE                                      1 Year  3 Years   5 Years  10 Years
You would pay the following expenses on a       $8      24        41       92
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .84%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                                   BOND FUND
    SUMMARY

Bond Fund seeks to provide investors with maximum long-term total return by investing in a diversified portfolio of debt securities.

    PORTFOLIO  INVESTMENTS

The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types including:

___  domestic and foreign bonds, debentures and notes

___  equipment lease and trust certificates

___  asset-backed and mortgage-backed securities and

___ obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund also may invest in:

___  first mortgage loans and participation certificates

___ pools of mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities

___  preferred stocks

___  convertible debt securities

___ common stock obtained upon the conversion or exchange of convertible securities and

___  Short-Term Obligations.

Securities in which the Fund invests may have warrants or options attached. The Fund anticipates investing no more than 5% of its net assets in debt securities rated below investment grade. Bond Fund strives to provide a return greater than bond indices such as the Lehman Aggregate Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Event Risk - The possibility that corporate fixed income securities may suffer substantial declines in credit quality and market value due to corporate restructurings. While event risk may be high for certain corporate securities held by the Fund, event risk in the aggregate should be low because of the Fund's diversified holdings.

Special Risk Factors - The risk that mortgage-backed and asset-backed securities may be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

    INVESTMENT OBJECTIVE

Bond Fund seeks to maximize long-term total return.

    INVESTMENT SUITABILITY

Bond Fund may be appropriate for investors who:

___  are looking for a higher level of current income and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Craig A. Moyer, CFA, is a Senior Managing Director of CoreStates Advisers and the portfolio manager for Bond Fund. Mr. Moyer is also a Senior Investment Manager/Fixed Income with Meridian Investment Company, an affiliate of CoreStates Advisers. He has been with Meridian since 1977. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Bond Fund. The financial highlights for the Fund for the period November 1, 1995 through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The financial highlights for the Fund for the periods ended October 31, 1990 through October 31, 1995 were audited by Coopers & Lybrand LLP, independent auditors. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                                           INSTITUTIONAL  PRIOR
                                                        Unaudited              CLASS*     CLASS
                                                          1996        1996      1995      1994     1993    1992      1991     1990
CLASS Y (INSTITUTIONAL)(3)                           --------------  ---------------------------------------------------------------
For a Share Outstanding Throughout the Period Ended  December 31(4)  June 30                            October 31
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $  10.15      10.55      9.81      11.18   10.89    10.65     9.96     10.00
Net Investment Income                                  $   0.32       0.43      0.61       0.53    0.56     0.70     0.78      0.50
Realized and Unrealized Net Gains (Losses)
   on Securities                                       $   0.14      (0.30)     0.71      (1.04)   0.54     0.32     0.69     (0.04)
Distributions from Net Investment Income               $  (0.32)     (0.45)    (0.58)     (0.52)  (0.56)   (0.68)   (0.78)    (0.50)
Distributions from Capital Gains                       $     --      (0.08)       --      (0.34)  (0.25)   (0.10)      --        --
Net Asset Value, End of Period                         $  10.29      10.15     10.55       9.81   11.18    10.89    10.65      9.96
Total Return(2)                                            4.63%+     1.23     13.87      (4.75)  10.63     9.82    15.16      4.64+
Net Assets, End of Period (000 omitted)                $195,046    198,605   194,442     23,377  27,346   15,180    7,255     4,593
Ratio of Expenses to Average Net Assets                    0.56%     0.55       0.71       1.01    0.88     0.46     0.47      0.68
Ratio of Net Income to Average Net Assets                  6.27%     6.28       6.09       5.07    5.16     6.78     7.71      7.75
Ratio of Expenses to Average Net Assets
   (Excluding Waivers)                                     1.04%     0.97       1.12       1.60    1.49     1.24     1.41      1.62
Ratio of Net Income to Average Net Assets
   (Excluding Waivers)                                     5.79%     5.86       5.68       4.48    4.55     6.01     6.78      6.81
Portfolio Turnover Rate                                     114%      190        352        232     158       99       47        23
------------------------------------------------------------------------------------------------------------------------------------

* On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional shares. On that date, the Fund's net investment income, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of February 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, net investment income, total return, and the per share investment activities and distributions reflect this allocation. Also, on April 22, 1996, the Conestoga Bond Fund was acquired by CoreFunds. At that time the Institutional Class of shares of the Fund was exchanged for Class Y shares.

+ This figure has not been annualized.

(1) Commenced operations February 28, 1990. Unless otherwise noted, all ratios for the period have been annualized.

(2) Total return for the period ended June 30, 1996 is for an eight-month period.

(3) The per share amount for the period ended June 30, 1996 represents the period from November 1, 1995 to June 30, 1996. All prior years are for the period from November 1 to October 31.

(4) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .35%
12b-1 Fees                                                  none
Other Expenses(2)                                           .21%
Total Fund Operating Expenses After Fee Waivers(3)          .56%

EXAMPLE                                    1 Year  3 Years    5 Years   10 Years
You would pay the following expenses on a     $6     18          31        70
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .74% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.04%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                                GLOBAL BOND FUND

    SUMMARY


Global Bond Fund seeks to provide investors with capital appreciation and income by investing in a portfolio of U.S. and foreign fixed income securities.

PORTFOLIO INVESTMENTS

The Fund invests primarily in U.S. government and corporate debt securities and fixed income securities of foreign issuers denominated in U.S. dollars and other currencies. Under normal circumstances, the Fund will invest at least 65% of its total assets in investment grade fixed income securities, including:

___  debt obligations of foreign or domestic government entities

___  corporate obligations and

___ obligations of supranational agencies, including the International Bank of Reconstruction and Development, the InterAmerican Development Bank, and the
    Asian Development Bank.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security. There are no restrictions on the average maturity of the Fund or the maturity of any single instrument.

The Fund will invest in securities of issuers, governments or agencies located in at least three of the following countries:
Austria         Finland         Japan            Spain
Australia       France          Luxembourg       Sweden
Belgium         Germany         Netherlands      Switzerland
Canada          Ireland         New Zealand      United Kingdom
Denmark         Italy           Norway           United States

Issuers are located in a country if they are headquartered or doing business primarily there.

The Fund may invest up to 5% of its assets in debt obligations that are denominated in the currencies of developing countries and that are of comparable quality, as determined by the Adviser and Sub-Adviser, Analytic(bullet)TSA International, Inc. ('Analytic').

Global Bond Fund strives to provide a return greater than bond indices such as the J.P. Morgan Global Government Bond Index $U.S. hedged. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

There are special risks associated with international investing. See 'Foreign Securities' information on page 36.

Also, like all fixed income funds, Global Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

    INVESTMENT OBJECTIVE

Global Bond Fund seeks capital appreciation and current income.

    INVESTMENT SUITABILITY

Global Bond Fund may be appropriate for investors who are:

___  looking for capital appreciation and current income

___  seeking enhanced overall returns by virtue of international diversification

___ able to hold their investment over a long time period in anticipation of the returns that foreign securities can provide

___ able to tolerate fluctuations in the principal value of their investment and

___ aware of the unique risks of international investing, including their exposure to currency fluctuations.

    FUND MANAGEMENT


CoreStates Advisers has delegated some of its portfolio management functions to Analytic (the "Sub-Adviser").

George McNeill is Managing Director of Analytic and the portfolio manager for Global Bond Fund. He has over 25 years of experience in managing fixed income portfolios. He served as the senior investment officer for Gillett Brothers (1977-1981), Reserve Asset Managers (1981-1989), and Axe-Houghton, Ltd. (1989-1996). Together with United Asset Management Corporation of Boston, Mr. McNeill founded Alpha Global in 1996 which then merged with Analytic. (Please see page 45 for more information about the Fund's Investment Adviser and Sub-Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Global Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                               Unaudited
                                                                 1996        1996      1995     1994(1)
CLASS Y (INSTITUTIONAL)*                                    ---------------  ---------------------------------
For a Share Outstanding Throughout the Period Ended         December  31(2)           June 30
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $   9.70      9.62       9.06     10.00
Net Investment Income                                          $   0.26      0.47       0.62      0.25
Realized and Unrealized Net Gains (Losses) on Securities       $   0.17      0.30       0.24     (1.15)
Distributions from Net Investment Income                       $  (0.43)     (0.69)    (0.30)    (0.04)
Distributions from Capital Gains                               $     --         --        --        --
Net Asset Value, End of Period                                 $   9.70       9.70      9.62      9.06
Total Return                                                       4.48%+     8.00      9.70     (9.00)+
Net Assets, End of Period (000 omitted)                        $ 34,599     32,998    26,898    24,957
Ratio of Expenses to Average Net Assets                            0.78%      0.71      0.64      0.73
Ratio of Net Income to Average Net Assets                          5.53%      5.81      6.84      5.04
Ratio of Expenses to Average Net Assets (Excluding Waivers)        0.96%      0.95      1.03      1.12
Ratio of Net Income to Average Net Assets (Excluding Waivers)      5.35%      5.57      6.45      4.65
Portfolio Turnover Rate                                              13%        67       133       161
--------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations December 15, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .50%
12b-1 Fees                                                  none
Other Expenses(2)                                           .34%
Total Fund Operating Expenses After Fee Waivers(3)          .84%

EXAMPLE                                      1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a       $9     27       47       104
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .60% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.03%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                        INTERMEDIATE MUNICIPAL BOND FUND


    SUMMARY


Intermediate Municipal Bond Fund seeks to provide investors with federal tax-free income, as well as preservation of principal investment by investing in a portfolio of high quality, municipal securities with intermediate-term maturities.

    PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of high quality, intermediate-term municipal securities. Substantially all of the Fund's assets are invested in intermediate-term municipal obligations, including those issued by, or on behalf of:

___  states

___  municipalities

___  territories and possessions of the U.S.

___  the District of Columbia and

___  their political subdivisions, agencies, instrumentalities and authorities.

If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

The Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the share price.

Under normal circumstances, at least 80% of the Fund's assets are invested in municipal securities, the interest on which is exempt from federal income taxes, in the opinion of counsel to the issuer. Up to 20% of the Fund's assets can be invested in taxable obligations for defensive purposes or when appropriate tax-exempt securities are not available.

Intermediate Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers 7-Year Municipal Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, Intermediate Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

   INVESTMENT OBJECTIVE

Intermediate Municipal Bond Fund seeks the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital.

    INVESTMENT SUITABILITY

Intermediate Municipal Bond Fund may be appropriate for investors who:

___ are looking for an investment that offers a higher level of current income exempt from federal income taxes and some state income taxes and

___  want low to moderate share price fluctuations.


    FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. In October 1984, he joined the Investment Management Division of CoreStates Bank, N.A. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Intermediate Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                            Unaudited
                                                               1996         1996     1995      1994    1993(1)
CLASS Y (INSTITUTIONAL)*                                   -------------  ------------------------------------
For a Share Outstanding Throughout the Period Ended        December 31(2)                June 30
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $   9.92       9.83      9.68     10.09    10.00
Net Investment Income                                        $   0.21       0.37      0.38      0.39     0.04
Realized and Unrealized Net Gains (Losses) on Securities     $   0.14       0.09      0.15     (0.41)    0.09
Distributions from Net Investment Income                     $  (0.21)     (0.37)    (0.38)    (0.39)   (0.04)
Distributions from Capital Gains                             $     --         --        --        --       --
Net Asset Value, End of Period                               $  10.06       9.92      9.83      9.68    10.09
Total Return                                                     3.54%+     4.74      5.58     (0.27)    1.33+
Net Assets, End of Period (000 omitted)                      $    955        403       365     1,088    2,009
Ratio of Expenses to Average Net Assets                          0.53%      0.81      0.82      0.63     0.58
Ratio of Net Income to Average Net Assets                        4.17%      3.73      3.91      3.91     2.74
Ratio of Expenses to Average Net Assets (Excluding Waivers)      0.91%      1.31      1.26      1.17     1.45
Ratio of Net Income to Average Net Assets (Excluding Waivers)    3.79%      3.23      3.47      3.37     1.87
Portfolio Turnover Rate                                             8%        10         9        43       10
--------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations May 3, 1993. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                           none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .07%
12b-1 Fees                                                 none
Other Expenses(2)                                         .52%
Total Fund Operating Expenses After Fee Waivers(3)        .59%

EXAMPLE
                                            1 Year  3 Years  5 Years   10 Years
You would pay the following expenses on a      $6      19       33        74
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been 1.21%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                        PENNSYLVANIA MUNICIPAL BOND FUND

    SUMMARY

Pennsylvania Municipal Bond Fund seeks to provide investors with income free of federal and Pennsylvania income taxes, as well as preservation of principal investment by investing in a portfolio of high quality, municipal securities.

    PORTFOLIO INVESTMENTS

The Fund invests primarily in municipal securities, including:

___  municipal bonds rated in one of the three highest ratings categories and

___  municipal notes rated in one of the two highest ratings categories.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's Investors Services, Inc. (`Moody's'). If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. At least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from Pennsylvania personal income tax ('Pennsylvania Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument.

The Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in Pennsylvania. The Fund may also invest up to 20% of its assets in taxable obligations, including:

___  commercial paper

___ unrated securities of comparable quality, as determined by CoreStates Advisers and

___  securities subject to the Federal Alternative Minimum Tax ("AMT").

Pennsylvania Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers Pennsylvania Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)


    RISK CONSIDERATIONS


Like all fixed income funds, Pennsylvania Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in Pennsylvania Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Fund. See 'Special Risk Factors -- Pennsylvania Municipal Securities' in the Statement of Additional Information.

   INVESTMENT OBJECTIVE

Pennsylvania Municipal Bond Fund seeks current income exempt from federal and Pennsylvania income taxation with preservation of capital.

    INVESTMENT SUITABILITY

Pennsylvania Municipal Bond Fund may be appropriate for investors who:

___  are Pennsylvania residents

___ are looking for an investment that offers a higher level of current income exempt from federal income taxes and Pennsylvania state income taxes and

___  want low to moderate share price fluctuations.


    FUND MANAGEMENT


Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. In October 1984, he joined the Investment Management Division of CoreStates Bank, N.A. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS

The table that follows presents information about the investment results of the Class Y shares of Pennsylvania Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                            Unaudited
                                                               1996         1996     1995     1994(1)
CLASS Y (INSTITUTIONAL)*                                   -------------  ----------------------------
For a Share Outstanding Throughout the Period Ended        December 31(2)          June 30
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 10.22       10.16      9.95    10.00
Net Investment Income                                        $  0.27        0.55      0.51     0.06
Realized and Unrealized Net Gains (Losses) on Securities     $  0.21        0.06      0.21    (0.05)
Distributions from Net Investment Income                     $ (0.27)      (0.55)    (0.51)   (0.06)
Distributions from Capital Gains                             $    --          --        --      --
Net Asset Value, End of Period                               $ 10.43       10.22     10.16     9.95
Total Return                                                    4.75%+      6.02      7.50     0.14+
Net Assets, End of Period (000 omitted)                       $9,888       8,864     2,272      434
Ratio of Expenses to Average Net Assets                         0.09%       0.21      0.39     0.42
Ratio of Net Income to Average Net Assets                       5.25%       5.25      5.26     5.09
Ratio of Expenses to Average Net Assets (Excluding Waivers)     0.84%       0.96      1.14     1.17
Ratio of Net Income to Average Net Assets (Excluding Waivers)   4.50%       4.50      4.51     4.34
Portfolio Turnover Rate**                                         23%         92        18        3
-------------------------------------------------------------------------------------------------------

 * On April 15, 1996, the Conestoga Pennsylvania Tax-Free Bond Fund was acquired by CoreFunds. At that time, the Institutional Class of Shares of the Fund was exchanged for Class Y Shares.

** For the year ended June 30, 1996, transactions relating to the merger were excluded from the calculation of the Portfolio Turnover Rate.

+  This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.
--------------------------------------------------------------------------------

INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                           none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .00%
12b-1 Fees                                                 none
Other Expenses(2)                                         .08%
Total Fund Operating Expenses After Fee Waivers(3)        .08%

EXAMPLE
                                               1 Year 3 Years  5 Years  10 Years

You would pay the following expenses on a        $1      3        5        10
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .83%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                         NEW JERSEY MUNICIPAL BOND FUND



    SUMMARY


New Jersey Municipal Bond Fund seeks to provide investors with income free of federal and New Jersey income taxes, as well as preservation of principal investment by investing in a portfolio of high quality, municipal securities.

    PORTFOLIO INVESTMENTS


The Fund invests primarily in municipal securities, including:

____  municipal bonds rated in one of the three highest ratings categories and

____  municipal notes rated in one of the two highest ratings categories.

The Fund may invest up to 20% of its assets in municipal bonds rated BBB by S&P or Baa by Moody's. If a security held by the Fund is downgraded below the minimum required ratings, CoreStates Advisers will reassess the creditworthiness of the security.

Under normal circumstances, at least 80% of this Fund's assets will be invested in municipal securities, the interest on which is exempt from federal income tax. At least 65% of the Fund's assets will be invested in municipal securities, the interest on which is exempt from New Jersey personal income tax ('New Jersey Municipal Securities'). There are no restrictions on the average maturity of the Fund or the maturity of a single instrument.

The Fund will generally invest more than 25% of its net assets in municipal securities whose issuers are located in New Jersey. The Fund may also invest up to 20% of its assets in taxable obligations, including:

___  commercial paper

___ unrated securities of comparable quality, as determined by CoreStates Advisers and

___  securities subject to AMT.

New Jersey Municipal Bond Fund strives to provide a return greater than bond indices such as the Lehman Brothers New Jersey Bond Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Like all fixed income funds, New Jersey Municipal Bond Fund is subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

The Fund may also be subject to:

Special Risk Factors - The Fund's concentration of investments in New Jersey Municipal Securities raises special investment considerations. Changes in the economic condition and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund. See 'Special Risk Factors -- New Jersey Municipal Securities' in the Statement of Additional Information.


    INVESTMENT OBJECTIVE

New Jersey Municipal Bond Fund seeks current income exempt from federal and New Jersey income taxation with preservation of capital.

    INVESTMENT SUITABILITY


New Jersey Municipal Bond Fund may be appropriate for investors who:

___  are New Jersey residents

___ are looking for an investment that offers a higher level of current income exempt from federal income taxes and New Jersey state income taxes and

___  want low to moderate share price fluctuations.

    FUND MANAGEMENT

Joseph R. Baxter is a Vice President of CoreStates Advisers and head of the Tax-Advantaged unit at CoreStates Advisers. He manages Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund. He is also directly responsible for management of the CoreStates Pennsylvania Tax-Exempt Common Trust Fund. In October 1984, he joined the Investment Management Division of CoreStates Bank, N.A. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FIANNCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y shares of New Jersey Municipal Bond Fund. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.

                                                          Unaudited
                                                             1996         1996      1995    1994(1)
CLASS Y (INSTITUTIONAL)*                                 -------------- ---------------------------
For a Share Outstanding Throughout the Period Ended      December 31(2)             June 30
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $10.08     10.12       9.94    10.00
Net Investment Income                                         $ 0.25      0.51       0.52     0.06
Realized and Unrealized Net Gains (Losses) on Securities      $ 0.13      0.02       0.18    (0.06)
Distributions from Net Investment Income                      $(0.25)    (0.51)     (0.52)   (0.06)
Distributions from Capital Gains                              $(0.07)    (0.06)        --       --
Net Asset Value, End of Period                                $10.14     10.08      10.12     9.94
Total Return                                                    3.83%+    5.28       7.25     0.01+
Net Assets, End of Period (000 omitted)                       $1,346     1,317      1,550    1,432
Ratio of Expenses to Average Net Assets                         0.31%     0.37       0.42     0.43
Ratio of Net Income to Average Net Assets                       4.91%     4.93       5.21     5.07
Ratio of Expenses to Average Net Assets (Excluding Waivers)     1.06%     1.12       1.17     1.35
Ratio of Net Income to Average Net Assets (Excluding Waivers)   4.16%     4.18       4.46     4.15
Portfolio Turnover Rate                                            9%       21         32       13
---------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations May 16, 1994. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                           none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .00%
12b-1 Fees                                                 none
Other Expenses(2)                                         .13%
Total Fund Operating Expenses After Fee Waivers(3)        .13%

EXAMPLE
                                               1 Year  3 Year  5 Years  10 Years
You would pay the following expenses on a        $1      4        7        17
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .50% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratios noted herein are net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .88%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                                TREASURY RESERVE


    SUMMARY


Treasury Reserve seeks to provide investors with income, liquidity and stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements.

    PORTFOLIO INVESTMENTS

The Fund invests in a portfolio of direct obligations of the U.S. Treasury, specifically:

___  Treasury Bills

___  Treasury Bonds and

___  Treasury Notes.

The Fund may also invest in:

___ separately traded interest and principal component parts of U.S. Treasury obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Investment and Principal Securities ("STRIPS") and

___  repurchase agreements relating to U.S. Treasury obligations.

The Fund is governed by Rule 2a-7, which imposes certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Treasury Reserve strives to provide a return greater than money market indices such as the IBC Donoghue 100% Treasury and Repurchase Index. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Treasury Reserve may be subject to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

    INVESTMENT OBJECTIVE

Treasury Reserve seeks current interest income, liquidity and safety of principal.

    INVESTMENT SUITABILITY

Treasury Reserve may be appropriate for investors who:

___ are unwilling to accept the credit risk associated with non-Treasury money market funds

___ are unable to tolerate fluctuations in the principal value of their investments and

____ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.

    FUND MANAGEMENT

Ronald R. Brasten is Senior Investment Officer of CoreStates Advisers and manages Treasury Reserve. He also manages CoreFund Elite Treasury Reserve and has investment responsibility for individually managed corporate and personal accounts. He joined CoreStates Advisers in August 1989. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS



The table that follows presents information about the investment results of the Class Y shares of Treasury Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                                 Unaudited
CLASS Y (INSTITUTIONAL)*                           1996        1996    1995     1994    1993       1992    1991     1990  1989(1)
For a Share Outstanding                        -------------  ---------------------------------------------------------------------
Throughout the Period Ended                    December 31(2)                               June 30
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $   1.00      1.00    1.00     1.00     1.00      1.00    1.00     1.00    1.00
Net Investment Income                             $   0.02      0.05    0.05     0.03     0.03      0.05    0.07     0.08    0.06
Distributions from Net Investment Income          $  (0.02)    (0.05)  (0.05)   (0.03)   (0.03)    (0.05)  (0.07)   (0.08)  (0.06)
Net Asset Value, End of Period                    $   1.00      1.00    1.00     1.00     1.00      1.00    1.00     1.00    1.00
Total Return                                          2.46%+    5.20    4.98     2.91     2.96      4.73    7.11     8.38    4.66+
Net Assets, End of Period (000 omitted)           $847,112   892,562 479,206  484,974  446,788   444,388 427,439  270,524 220,479
Ratio of Expenses to Average Net Assets               0.50%     0.50    0.48     0.48     0.46      0.38    0.37     0.37    0.20
Ratio of Net Income to Average Net Assets             4.84%     5.02    4.91     2.87     2.89      4.58    6.80     8.03    9.26
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                 0.71%     0.77    0.85     0.86     0.85`     0.82    0.82     0.84    0.84
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                                 4.63%     4.75    4.54     2.49     2.50      4.14    6.35     7.56    8.62
-----------------------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations November 21, 1988. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                            none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)               .30%
12b-1 Fees                                                  none
Other Expenses(2)                                           .21%
Total Fund Operating Expenses After Fee Waivers(3)          .51%

EXAMPLE
                                              1 Year  3 Years  5 Years  10 Years
You would pay the following expenses on a       $5       16       29       64
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)


* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .70%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                                  CASH RESERVE

    SUMMARY

Cash Reserve seeks to provide investors with a high level of income, liquidity and relative stability of principal by investing in a diversified portfolio of the highest quality money market instruments.


    PORTFOLIO INVESTMENTS

The Fund invests in a diversified portfolio of money market instruments of the highest quality, including:

___  U.S. dollar-denominated government obligations

___  bank obligations and

___  commercial paper.

The Fund is governed by Rule 2a-7, which imposes certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Cash Reserve strives to provide a return greater than money market indices such as the IBC Donoghue All-Taxable Money Fund Average. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Cash Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

    INVESTMENT OBJECTIVE

Cash Reserve seeks as high a level of current income as is consistent with liquidity and relative stability of principal.

    INVESTMENT SUITABILITY

Cash Reserve may be appropriate for investors who:

____ are unable to tolerate fluctuations in the principal value of their investments and

___ want an investment that provides current interest income at competitive rates of return.

Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.

    FUND MANAGEMENT

John Ackler is Investment Officer of CoreStates Advisers and manages Short Term Income Fund and Cash Reserve. He is also responsible for the management of the CoreStates Liquidity Fund, as well as numerous individually managed fixed income funds. Mr. Ackler joined CoreStates as an internal auditor in 1992 and transferred to CoreStates Advisers in August 1993. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y shares of Cash Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE.


                                         Unaudited
CLASS Y (INSTITUTIONAL)*                    1996       1996     1995     1994    1993    1992    1991    1990
For a Share Outstanding Throughout      --------------  --------------------------------------------------------
the Period Ended                        December 31(1)                         June 30
----------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period        $ 1.00       1.00    1.00     1.00    1.00    1.00    1.00     1.00
Net Investment Income                       $ 0.02       0.05    0.05     0.03    0.03    0.05    0.07     0.08
Distributions from Net Investment Income    $(0.02)     (0.05)  (0.05)   (0.03)  (0.03)  (0.05)  (0.07)   (0.08)
Net Asset Value, End of Period              $ 1.00       1.00    1.00     1.00    1.00    1.00    1.00     1.00
Total Return                                  2.51%+     5.26    5.15     3.00    2.99    4.83    7.28     8.65
Net Assets, End of Period (000 omitted)    $787,560   790,211 510,341  505,273 460,832 568,672 473,187  316,290
Ratio of Expenses to Average Net Assets       0.49%      0.50    0.48     0.47    0.46    0.38    0.37     0.34
Ratio of Net Income to Average Net Assets     4.92%      5.09    5.04     2.95    2.97    4.68    6.94     8.28
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                         0.70%      0.78    0.85     0.85    0.85    0.82    0.82     0.80
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                         4.71%      4.81    4.67     2.57    2.58    4.24    6.49     7.82


                                             1989    1988    1987
                                            ----------------------
Net Asset Value, Beginning of Period          1.00    1.00    1.00
Net Investment Income                         0.09    0.07    0.06
Distributions from Net Investment Income     (0.09)  (0.07)  (0.06)
Net Asset Value, End of Period                1.00    1.00    1.00
Total Return                                  8.87    6.70    5.85
Net Assets, End of Period (000 omitted)    186,151  82,399  35,054
Ratio of Expenses to Average Net Assets       0.37    0.55    0.54
Ratio of Net Income to Average Net Assets     8.62    6.54    5.60
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                         0.90    1.14    1.01
Ratio of Net Income to Average Net Assets
  (Excluding Waivers)                         8.05    5.96    5.13
-----------------------------------------------------------------------------------------------------------------


* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                           none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .30%
12b-1 Fees                                                none
Other Expenses(2)                                         .21%
Total Fund Operating Expenses After Fee Waivers(3)        .51%

EXAMPLE
                                               1 Year 3 Years 5 Years  10 Years
You would pay the following expenses on a        $5     16       29       64
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)

* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .70%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                                TAX-FREE RESERVE

    SUMMARY


Tax-Free Reserve seeks to provide investors with a high level of tax-free income, liquidity and stability of principal by investing in short-term obligations issued by, or on behalf of, state and local governments.

    PORTFOLIO INVESTMENTS

The Fund invests at least 80% of its assets in tax-free securities under normal market conditions. The interest on each security must be exempt from federal income tax, in the opinion of counsel to the issuer. The Fund invests in a diversified portfolio of short-term, tax-free obligations issued by, or on behalf of:

___  states

___  municipalities

___  territories and possessions of the U.S.

___  the District of Columbia and

___  their political subdivisions, agencies, instrumentalities and authorities.

Up to 20% of all assets in the Fund can be invested in taxable debt securities for defensive purposes or when appropriate tax-exempt securities are not available. The manager works to take advantage of key seasonal supply and demand factors that govern short-term rates.

The Fund often purchases securities supported by credit enhancements from financial institutions. Changes in the credit quality of these institutions could adversely affect the share price.

The Fund is governed by Rule 2a-7, which imposes certain quality, maturity and diversification requirements. The Fund's assets are valued using the amortized cost method. All securities purchased by the Fund must have remaining maturities of 13 months or less.

Tax-Free Reserve strives to provide a return greater than money market indices such as the IBC Donoghue Tax-Free Average. (Please see page 36 for more information about General Investment Policies and Practices.)

    RISK CONSIDERATIONS

Tax-Free Reserve may be subject on a limited basis to:

Interest Rate Risk - The potential for a decline in the price of fixed income securities due to rising interest rates. This risk will be greater for long-term securities than for short-term securities.

Credit Risk - The possibility that an issuer (or its guarantor) will be unable to make timely payments of either principal or interest.

Call Risk - The possibility that securities with high interest rates will be prepaid (or 'called') by the issuer prior to maturity during periods of falling interest rates. This would require the Fund to invest the resulting proceeds elsewhere, at generally lower interest rates. This is also known as Income Risk.

    INVESTMENT OBJECTIVE

Tax-Free Reserve seeks as high a level of current interest income that is exempt from federal income taxes as is consistent with liquidity and relative stability of principal.

    INVESTMENT SUITABILITY

Tax-Free Reserve may be appropriate for conservative investors in higher-level federal income tax brackets who may benefit from an investment that offers current interest income that is at least 80% free of federal taxes. Although the Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that price will be constantly maintained.

    FUND MANAGEMENT

Folu Abiona is Senior Investment Officer for CoreStates Advisers and manages Tax-Free Reserve. Ms. Abiona also manages CoreFund Elite Tax-Free Reserve. She joined CoreStates Advisers in 1985 and became fixed income portfolio manager in 1990. (Please see page 45 for more information about the Fund's Investment Adviser.)

                              FINANCIAL HIGHLIGHTS


The table that follows presents information about the investment results of the Class Y shares of Tax-Free Reserve. The financial highlights for the Fund for the periods from inception through June 30, 1996 have been audited by Ernst & Young LLP, independent auditors, whose report appears in CoreFunds' annual report which accompanies the Statement of Additional Information. The annual report for the Fund is available to shareholders at no charge by calling CoreFunds at 1-800-355-CORE. 35


                                                             Unaudited
                                                               1996       1996        1995    1994     1993    1992    1991(1)
CLASS Y (INSTITUTIONAL)*                                   ------------  ------------------------------------------------------
For a Share Outstanding Throughout the Period Ended        December 31(2)                       June 30
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $   1.00      1.00      1.00     1.00    1.00    1.00    1.00
Net Investment Income                                         $   0.02      0.03      0.03     0.02    0.02    0.03    0.01
Distributions from Net Investment Income                      $  (0.02)    (0.03)    (0.03)   (0.02)  (0.02)  (0.03)  (0.01)
Net Asset Value, End of Period                                $   1.00      1.00      1.00     1.00    1.00    1.00    1.00
Total Return                                                      1.53%+    3.20      3.12     2.03    2.23    3.56    1.07+
Net Assets, End of Period (000 omitted)                       $119,214   104,196    62,756   79,384  72,255  80,147  42,573
Ratio of Expenses to Average Net Assets                           0.49%     0.48      0.48     0.49    0.51    0.37    0.06
Ratio of Net Income to Average Net Assets                         3.03%     3.14      3.09     2.00    2.20    3.39    4.20
Ratio of Expenses to Average Net Assets (Excluding Waivers)       0.70%     0.76      0.85     0.87    0.89    0.88    0.81
Ratio of Net Income to Average Net Assets (Excluding Waivers)     2.82%     2.86      2.72     1.62    1.82    2.88    3.45
-------------------------------------------------------------------------------------------------------------------------------

* On April 22, 1996, the Series A shares of the Fund were redesignated Class Y.

+ This figure has not been annualized.

(1) Commenced operations April 16, 1991. Unless otherwise noted, all ratios for the period have been annualized.

(2) Ratios for the six-month period ended December 31, 1996 have been annualized.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class Y Shares of the Fund.

The information contained in the table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

CLASS Y (INSTITUTIONAL)
Shareholder Transaction Expenses                           none
Annual Fund Operating Expenses*
(as a percentage of net assets)
Investment Advisory Fees After Fee Waivers(1)             .30%
12b-1 Fees                                                 none
Other Expenses(2)                                         .21%
Total Fund Operating Expenses After Fee Waivers(3)        .51%

EXAMPLE
                                               1 Year 3 Years  5 Years  10 Years
You would pay the following expenses on a        $5     16       29        64
$1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.(4)


* Fees shown reflect current fees.

(1) Absent voluntary waivers, the Adviser's investment advisory fees are calculated at the annual rate of .40% of average net assets.

(2) Includes (among others) administrative, legal, auditing and printing fees. Absent voluntary waivers, the Administrator's fee is calculated at the annual rate of .25% of average net assets.

(3) The Adviser and Administrator have voluntarily waived a portion of their fees in order to assist the Fund in maintaining a competitive expense ratio. The expense ratio noted herein is net of investment advisory and administrative fee waivers expected to be in effect during the fiscal year ending June 30, 1997. Absent any fee waivers, the expense ratio would have been .70%. The service providers of the Fund have been waiving all or a portion of their fees since inception. However, these providers may change the waiver so that the Fund's expense ratio will approach the contractually mandated ratio.

(4) The numbers in the Example reflect the effect of waivers.

                               GENERAL INFORMATION




     General Investment Policies and Practices

In addition to making investments as described above, the Funds may engage in a number of additional investment practices. These practices are defined below. The tables starting on page 39 describe which Funds engage in which practices.

ADRS, EDRS, AND GDRS

___ ADRs are American Depositary Receipts, typically issued by a U.S. financial institution (a 'depositary'). They evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. Generally, ADRs are designed for trading in the U.S. securities market.

___ EDRs are European Depositary Receipts, typically issued by a non-U.S. financial institution. They evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Generally, EDRs are designed for trading in European securities markets.

___ GDRs are Global Depositary Receipts. They are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets.


ASSET-BACKED SECURITIES

Securities secured by company receivables, truck and auto loans, leases and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the investor. The Funds will invest only in asset-backed securities which are readily marketable and rated at the time of purchase in the two highest rating categories assigned by a rating organization.


BANK OBLIGATIONS

Investments in domestic branches of U.S. banks, specifically:

___ Certificates of Deposit - negotiable certificates representing a commercial bank's obligation to repay funds deposited with it, earning specified rates of interest over given periods.

___ Bankers' Acceptances - negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are 'accepted' by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity.


FOREIGN CURRENCY TRANSACTIONS

Contracts used to hedge against adverse movements in exchange rates between currencies. Transactions may be conducted either on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


FOREIGN SECURITIES

Securities of foreign issuers, securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of foreign issuers).

There are special risks associated with international investing:

___ Currency Risk - The possibility that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities.

___ Volatility - Investments in foreign stock markets can be more volatile than investments in U.S. markets. Diplomatic, political or economic developments could affect investment in foreign countries.

___ Expense Considerations - Fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements for handling U.S. securities of equal value.

___ Foreign Taxes - Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the securities comprising the portfolio.

___ Regulatory Environment - Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record-keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

FUTURES CONTRACTS OR OPTIONS TRANSACTIONS

___ Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price.

___ An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

___ A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.

___ A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

These transactions are used to:

___  maintain cash reserves while remaining fully invested

___  facilitate trading

___  reduce transaction costs or

___ seek higher investment returns when the contract is priced more attractively than the underlying equity security or index.

The Funds may not use futures contracts or options transactions to leverage their net assets or for speculative purposes. See `Risks Associated with Futures and Options' in the Statement of Additional Information.


ILLIQUID SECURITIES

Securities that cannot be sold or disposed of in seven days or less at approximately their carrying value.


LENDING OF SECURITIES

The lending of portfolio securities to qualified brokers, dealers, banks and other financial institutions to realize additional net investment income. The Funds receive collateral of at least 100% of the loaned securities' market value plus accrued interest.

MORTGAGE-BACKED SECURITIES

Securities backed by pools of mortgages which pass principal and/or interest payments to the investor.

Some are issued or guaranteed by U.S. Government agencies, such as:

___ GNMA, or Government National Mortgage Association, which issues modified pass-through securities evidencing an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Both interest and principal payments (including prepayments) are passed through monthly to the investor. The full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA.

___ Fannie Mae, a federally chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to principal and interest by Fannie Mae.

___ FHLMC, or Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal.

Securities issued or guaranteed by Fannie Mae and FHLMC are not backed by the full faith and credit of the United States.

Mortgaged-backed securities also include:

___  CMOs, collateralized mortgage obligations and

___  REMICs, real estate mortgage investment conduits, a type of CMO.

CMOs and REMICs are mortgage pass-through securities issued in multiple classes. Each class of a CMO is issued with a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

MUNICIPAL SECURITIES

Securities issued by municipalities, including:

___ General Obligation Securities, secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

___ Revenue Securities, payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source, such as the user of the facility being financed. Industrial development and pollution control bonds held by the Funds are revenue securities whose credit quality is usually directly related to the credit standing of the corporate user of the facility involved.

___ Moral Obligation Bonds, normally issued by special-purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

___ Variable Rate Demand Obligations, tax-exempt obligations upon which interest is payable at a floating or variable rate. The Fund normally may demand payment of the principal of and accrued interest on the obligation upon not more than seven days' notice and may resell the obligation at any time to a third party.

___ Municipal Lease Obligations, issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to a Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.


OTHER INVESTMENT COMPANIES

Shares of investment companies may be purchased by the Funds to the extent consistent with applicable law.


PUT TRANSACTIONS

The option to sell a security at a fixed price before maturity. The premium paid reduces the underlying yield.


REPURCHASE AGREEMENTS

The purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The seller must be deemed creditworthy and maintain collateral of at least 100% of the repurchase price.


REVERSE REPURCHASE AGREEMENTS

The sale of securities subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price. The Fund must maintain collateral of at least 100% of the repurchase price.


SHORT-TERM OBLIGATIONS

Commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.


SWAPS

Agreements used to shift the investment exposure from one type of investment to another, such as:

___ interest rate swaps - one party agrees to make regular payments equal to a floating interest rate times a 'notional principal amount,' in return for payments equal to a fixed rate times the same amount, for a specific period of time.

___ currency swaps - the swap agreement provides for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

___ caps and floors - one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

___  collars - combine elements of buying a cap and selling a floor.

Swaps can be highly volatile and may have a considerable impact on a Fund's performance. Any obligation a Fund may have under these types of arrangements must be covered by setting aside liquid assets.

VARIABLE AMOUNT MASTER DEMAND NOTES

Unsecured demand notes issued by corporations, insurance companies and other borrowers that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time.


U.S. GOVERNMENT OBLIGATIONS

Securities of the U.S. Government, including:

___ U.S. Treasury Securities - bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States.

___  U.S. Government Agency Securities - issued or guaranteed by
U.S. Government-sponsored instrumentalities and federal agencies. These include obligations supported by the right of the issuer to borrow from the Treasury; obligations supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; and obligations supported only by the credit of the agency or instrumentality. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

___ STRIPS - zero coupon U.S. Treasury securities, sold at a substantial discount and redeemed at face value at maturity without interim cash payments of interest or principal. This discount is amortized over the life of the security, and the amortization constitutes the income earned on the security for both accounting and tax purposes.


WHEN-ISSUED SECURITIES

Securities which settle on a future date. However, the interest rate is fixed on the purchase date and no interest accrues before settlement. The Fund must maintain liquid assets in an amount at least equal to the value of its commitments to purchase such securities.

TEMPORARY INVESTMENTS

Certain of the Funds are permitted to make temporary investments in Short-Term Obligations. Such investments may be used to:

___  invest uncommitted cash balances

___  maintain liquidity to meet shareholder redemptions or

___ take a temporary defensive position against potential or serious stock market declines.

The tables which follow describe which investments, including temporary investments, each Fund may make.


                                                                                                         International
                                            Equity Index    Core Equity   Growth Equity  Special Equity      Growth        Balanced
                                            ------------    -----------   -------------  --------------  -------------     --------
ADRs, EDRs and GDRs                               --              35%            --            35%               o             45%
Asset-backed securities                           --              --             --            --               --             70%
Bank obligations                                  10%             35%            35%           35%              35%            45%
Foreign currency transactions                     --              --             --            --                o             --
Foreign securities                                --              --             --            35%               o             35%
Futures contracts                                 --        5%(a)/20%(b)         --      5%(a)/20%(b)     5%(a)/20%(b)         --
Illiquid securities                               10%             15%            10%           15%              10%            15%
Investment companies                              10%             10%            10%           10%              10%            10%
Lending of securities                         33 1/3%         33 1/3%        33 1/3%       33 1/3%          33 1/3%        33 1/3%
Mortgage-backed securities                        --              --             --            --               --             70%
Options transactions                              --        5%(a)/20%(b)         --      5%(a)/20%(b)     5%(a)/20%(b)         --
Repurchase agreements                             10%             35%            35%           35%              35%            45%
Reverse repurchase agreements                     10%         33 1/3%        33 1/3%       33 1/3%          33 1/3%        33 1/3%
U.S. Government obligations                       10%             35%            35%           35%              35%            45%
When-issued securities                        33 1/3%         33 1/3%        33 1/3%       33 1/3%          33 1/3%        33 1/3%

TEMPORARY INVESTMENTS
Cash                                             100%            100%           100%          100%             100%           100%
Short-term obligations                           100%            100%           100%          100%             100%           100%
Long-term and short-term
debt instruments, rated A or higher               --              10%            10%           10%              10%           100%

INVESTMENT RESTRICTIONS
Securities of any one issuer(c), (d)               5%              5%             5%            5%               5%             5%
Outstanding voting securities of
  any one issuer                                  10%             10%            10%           10%              10%            10%
Securities of issuers in any one industry         25%             25%            25%           25%              25%            25%
Expected annual portfolio turnover            less than       less than      less than     less than        less than     less than
                                                 100%            100%           100%          100%             100%        100%(e)

----------

o    Fund may invest in security without limitation.

Percentages are of total assets.

(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.

(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.

(c) Except securities of the U.S. Government, its agencies or instrumentalities.

(d) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.

(e) Annual portfolio turnover for the fixed income portion of Balanced Fund is not expected to exceed 250%.


                                                Short-                                          Inter-
                                                Inter-                                          mediate       PA           NJ
                                   Short Term   mediate    Government              Global      Municipal   Municipal    Municipal
                                    Income       Bond        Income      Bond       Bond         Bond        Bond         Bond
                                   ----------   -------    ----------    ----      ------      ---------   ---------    ---------
Asset-backed securities                o          35%          --          o         35%          --          --           --
Bank obligations                       o          35%          --         35%        35%          --          --           --
Foreign currency transactions         --          --           --         --          o           --          --           --
Foreign securities                    --          --           --         35%         o           --          --           --
Futures contracts                     --          --           --         --     5%(a)/20%(b)     --          --           --
Illiquid securities                   15%         10%          15%        15%         15%         15%         15%          15%
Investment companies                  10%         10%          10%        10%         10%         10%         10%          10%
Lending of securities               33 1/3%     33 1/3%      33 1/3%    33 1/3%     33 1/3%     33 1/3%     33 1/3%      33 1/3%
Mortgage-backed securities             o          35%           o          o          35%         --          --           --
Municipal securities                  --          --           --         --          --           o           o            o
Options transactions                  --          --           --         --     5%(a)/20%(b)     --          --           --
Put transactions (c)                  --           o           --         --           o           o           o            o
Repurchase agreements                  o          35%          35%        35%         35%         20%         20%          20%
Reverse repurchase agreements       33 1/3%     33 1/3%      33 1/3%    33 1/3%     33 1/3%       10%         10%          10%
Swaps                                 --          --           --         --           o          --          --           --
U.S. Government obligations            o           o            o          o           o          20%         20%          20%
When-issued securities              33 1/3%     33 1/3%      33 1/3%    33 1/3%     33 1/3%       25%         25%          25%


TEMPORARY INVESTMENTS
                                                                                             not greater  not greater  not greater
                                                                                                 than        than         than
Taxable obligations                  100%        100%         100%       100%        100%         20%         20%          20%
Short-term obligations,
U.S. dollar and foreign              100%        100%         100%       100%        100%(g)      --          --           --

INVESTMENT RESTRICTIONS
Securities of any one issuer (d), (e)  5%          5%          5%         5%          --          5%          --           --
Outstanding voting securities
of any one issuer                      10%         10%         10%        10%         --          10%         --           --
Securities of issuers in
any one industry                       25%         25%         25%        25%         25%       25%(f)      25%(f)      25%(f)
Expected annual portfolio turnover  less than   less than   less than  less than   less than   less than   less than   less than
                                      100%        250%        150%       200%        150%        100%        100%        100%

----------

o    Fund may invest in security without limitation.

Percentages are of total assets.

(a) Fund may not purchase futures contracts or options where premiums and margin deposit exceed 5% of total assets.

(b) Fund may not enter into futures contracts or options where its obligations would exceed 20% of total assets.

(c)  Except premiums on all puts outstanding will not exceed 2% of total assets.

(d) Except securities of the U.S. Government, its agencies or instrumentalities.

(e) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.

(f) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.

(g)  May also purchase short-term obligations denominated in foreign currencies.


                                        Treasury Reserve     Cash Reserve      Tax-Free Reserve
                                        ----------------     ------------      ----------------
Asset-backed securities                        --                  o                  --
Bank obligations                               --                  o                  20%
Illiquid securities                            10%                10%                 10%
Investment companies                           10%                10%                 10%
Lending of securities                        33 1/3%            33 1/3%             33 1/3%
Mortgage-backed securities                     --                  o                  20%
Municipal securities                           --                 --                   o
Put transactions (a)                           --                 --                   o
Repurchase agreements                           o                  o                  20%
Reverse repurchase agreements                  10%                10%                 10%
U.S. Government obligations                     o                  o                  20%
Variable amount master demand notes            --                  o                  --
When-issued securities                         --                 --                  25%

TEMPORARY INVESTMENTS
Cash                                          100%               100%                100%
Taxable obligations                           100%               100%                 20%

INVESTMENT RESTRICTIONS
Securities of any one issuer (b), (c)          5%                 5%                  5%
Securities of issuers in any one industry      NA                 25%                25%(d)

----------

o    Fund may invest in security without limitation.

Percentages are of total assets.

(a)  Except premiums on all puts outstanding will not exceed 2% of total assets.

(b) Except securities of the U.S. Government, its agencies or instrumentalities.

(c) Except that up to 25% of the Fund's total assets may be invested without regard to the 5% limitation.

(d) Limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments.

     Distributions

Shareholders of each Fund are entitled to any distributions from the net investment income and capital gains earned on investments held by the Fund, provided that they are shareholders of record on the date the distributions are declared (`Record Date').

Class Y Shares of the Money Market Funds begin earning income on the business day on which the purchase order for the shares is executed. They continue to earn income through, and including, the day before the redemption order for these shares is executed.

Class Y Shares of the Fixed Income Funds begin earning income on the business day following the day on which the purchase order for the shares is executed and continue to earn income through, and including, the day on which the redemption order for these shares is executed.

Distributions are paid in the form of additional Class Y Shares of a Fund unless a shareholder selects one of the following options on the Account Opening Form:

___ Cash Dividend Option - To receive income distributions in cash and capital gains distributions in additional shares of the Fund at net asset value.

___ All Cash Option - To receive both income and capital gains distributions in cash.

If neither option is selected on the Account Opening Form, the Transfer Agent will automatically reinvest all income and capital gains distributions in additional shares at the net asset value in effect at the close of business on the reinvestment date. Distributions are automatically paid in cash (along with any redemption proceeds) within seven business days of a shareholder closing an account with the Fund.

The distributions from Class Y Shares are normally higher than those from Class A or Class C Shares because of the distribution and transfer agent expenses charged to Class A and Class C Shares.

Distributions from the Net Investment Income of:

___ Domestic Equity Funds and Global Bond Fund are declared and paid to shareholders on a quarterly basis.

___ International Growth Funds are periodically declared and paid to shareholders.

___ Domestic Fixed Income Funds and Money Market Funds are declared daily as a dividend and paid monthly to shareholders.

NOTE: Distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Distributions of any capital gains will be made at least annually for each Fund.

     Taxes

The following is only a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. We have not attempted to present a tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Potential investors and shareholders in the Funds are urged to consult their tax advisers with specific reference to their own tax situations.

The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.


ALL FUNDS

___ Each Fund is treated as a separate entity for federal income tax purposes and is not combined with any other CoreFunds portfolios. Each Fund intends to qualify for the favorable tax treatment afforded a 'regulated investment company' under the Code.

___ Whether paid in cash or in additional shares, distributions attributable to a Fund's net investment income (including ordinary income and net short-term capital gains) will be taxable to shareholders as ordinary income. This includes any distributions attributable to taxable net investment income of Tax-Free Reserve or Intermediate Municipal Bond Fund.

___ Capital gains distributions of all Funds will be taxable as long-term capital gain, regardless of how long a shareholder has held the shares.

___ If a Fund declares distributions payable to shareholders of record on a date in October, November or December of any year, the distributions will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund during the following January.

___ The sale or redemption of shares of a mutual fund is a taxable event to the selling or redeeming shareholder. Gains or losses (if any) may also be realized in connection with an exchange among the CoreFunds portfolios.

___ In the opinion of counsel, distributions made by the Funds are exempt from current Pennsylvania Personal Property Taxes. Shareholders will be advised at least annually as to the federal income tax status of distributions made during the year.

See the Statement of Additional Information for further information regarding taxes.


INTERNATIONAL GROWTH FUND
GLOBAL BOND FUND

International Growth Fund and Global Bond Fund will receive dividends and interest paid by foreign issuers which are frequently subject to withholding taxes by foreign governments. If either Fund holds equity or debt securities of foreign corporations valued at more than 50% of total assets at the close of any taxable year, the Fund may elect (for U.S. federal income tax purposes) to treat each shareholder as having additional income equal to a proportionate amount of the foreign taxes paid by the Fund and as having directly paid these foreign taxes. If a Fund makes this decision, shareholders will be treated as having directly earned a portion of the Fund's gross income from foreign sources. Shareholders will be subject to U.S. federal income taxes for this additional income from foreign sources net of the foreign taxes paid. The Fund will make this decision only if it deems it to be in the best interests of its shareholders and will notify shareholders accordingly.


TREASURY RESERVE
CASH RESERVE
TAX-FREE RESERVE

Investments in STRIPS and Receipts are sold at original issue discount and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on these obligations even though the Fund has not received any interest payments on the obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute the imputed income, which may occur at a time when the investment adviser would not have chosen to sell the securities and which may result in a taxable gain or loss.

INTERMEDIATE MUNICIPAL BOND FUND
PENNSYLVANIA MUNICIPAL BOND FUND
NEW JERSEY MUNICIPAL BOND FUND
TAX-FREE RESERVE

Each of these Funds expects to qualify to pay tax-exempt interest income distributions to its shareholders. In general, the Fund's shareholders may exclude tax-exempt income distributions from their gross income, unless their specific circumstances disallow it. Intermediate Municipal Bond Fund and Tax-Free Reserve are permitted to purchase 'private activity bonds' that are subject to the Federal Alternative Minimum Tax (the 'AMT').

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development or private activity bonds. A 'substantial user' is defined generally to include certain persons who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds. Corporate shareholders should note that all tax-exempt interest income distributions are includable in the computation of 'adjusted current earnings' for AMT purposes, regardless of when the bonds from which they are derived were issued or whether they are derived from 'private activity bonds.' Accordingly, corporate shareholders should consult their tax advisers regarding the impact that holding shares of these Funds would have on their own AMT liability.

Tax-exempt interest income distributions and other distributions paid by these Funds may be taxable to investors as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly, would be exempt from such income taxes.

PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by Pennsylvania Municipal Bond Fund from its investments in Pennsylvania Municipal Securities or in direct obligations of the United States, its territories and certain of its agencies and instrumentalities ('Federal Securities'), including obligations issued by U.S. possessions, are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions made by Pennsylvania Municipal Bond Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio consists of Pennsylvania Municipal Securities and Federal Securities, including obligations issued by U.S. territories and possessions.

To the extent that gain on the disposition of a share represents gain realized on Pennsylvania Municipal Securities held by Pennsylvania Municipal Bond Fund, such gain may be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.


NEW JERSEY TAX CONSIDERATIONS

Investors in New Jersey Municipal Bond Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or Federal Securities held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by:

___  maintaining its registration as a registered investment company

___ investing at least 80% of the aggregate principal amount of the Fund's investments, excluding cash and cash items, in New Jersey Municipal Securities or Federal Securities and

___ investing 100% of its assets in interest-bearing obligations, discount obligations, and cash, including receivables.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares of the Fund is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

     Valuation of Shares


NET ASSET VALUE

Equity Funds
Fixed Income Funds

The shares of these Funds will fluctuate in value as a result of changes in the value of their portfolio investments. Shares in the Funds will realize capital gains or losses as portfolio investments are sold above or below costs, respectively.

The net asset value per share of these Funds is normally determined as of 4:00 p.m. (Eastern time) (the 'Valuation Time') on each business day of the Funds.

A 'business day' of a Fund is a day on which the New York Stock Exchange is open for trading, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) of trading in securities or instruments held by the Fund such that the Fund's net asset value per share might be materially affected. Net asset value per share is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting the liabilities, and dividing by the total number of outstanding shares of the Fund at the time of the valuation. The result (adjusted to the nearest cent) is the net asset value per share.

Money Market Funds

The net asset value per share of each of these Funds is normally determined as of 12:00 noon (Eastern time) on each business day. These Funds are managed to maintain a stable price per share of $1.00.

PORTFOLIO PRICING

Portfolio securities that are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market. When securities exchange valuations are used, the valuation will be the latest sale price on that business day or, if there is no such reported sale, the current bid price. Securities regularly traded in the over-the-counter market for which market quotations are readily available will be valued at the current bid price. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith to reflect their fair market value, pursuant to procedures adopted by the Board of Directors.

International Growth Fund
Global Bond Fund

Securities listed on a foreign exchange are valued at the most recent closing price available before the assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded.

Money Market Funds

The assets in the Money Market Funds are valued based upon the amortized cost method, in accordance with rules adopted under the Investment Company Act. With this method of valuation, the value of a Fund's shares normally will not change in response to fluctuating interest rates. In connection with its use of this valuation method, however, each Fund monitors the deviation between the amortized cost value of its assets and their market value (which can be expected to vary inversely with changes in prevailing interest rates).

     Management

The business and affairs of each Fund are managed under the direction of CoreFunds Board of Directors.


INVESTMENT ADVISER,
SUB-ADVISERS

CoreStates Advisers has overall responsibility for portfolio management for each Fund. CoreStates Advisers is a wholly-owned subsidiary of CoreStates Bank, N.A., which is itself a wholly-owned subsidiary of CoreStates Financial Corp ('CoreStates Corp'). CoreStates Corp, based in Philadelphia, Pennsylvania, is one of the 25 largest bank holding companies in the United States.

CoreStates Advisers is an adviser registered under the Investment Advisers Act of 1940. It performs most investment management and advisory functions for the trust departments of CoreStates Corp's banking subsidiaries, as well as related investment advisory, research, trading and fund management functions. CoreStates Advisers currently manages discretionary and nondiscretionary client security portfolios with a total aggregate market value of over $17.6 billion for individuals, corporations, institutions and municipalities. CoreStates Advisers has extensive experience in the management of money market, tax-free, fixed income, equity and international investments.

CoreStates Advisers principal offices are located at 1500 Market Street, Philadelphia, PA 19102.

As a result of the merger of CoreStates Corp and Meridian Bancorp, Inc. in April 1996, Meridian Investment Company ('MIC') is now a wholly-owned subsidiary of CoreStates Corp and an affiliate of CoreStates Advisers. Certain employees of MIC perform investment management and advisory functions for the Funds under the overall authority of CoreStates Advisers.

As investment adviser, CoreStates Advisers manages the investment portfolio of each Fund, makes decisions about and places orders for all purchases and sales of a Fund's portfolio securities, and maintains certain records relating to these purchases and sales. CoreStates Advisers pays all expenses incurred by it in connection with its investment advisory activities, other than the cost of securities (including any brokerage commissions) purchased for the Funds and the cost of obtaining market quotations for portfolio securities held by the Funds.

CoreStates Advisers has delegated some of its portfolio management functions for International Growth Fund to Martin Currie and Aberdeen Managers, and, for Global Bond Fund, to Analytic, under separate Sub-Advisory Agreements between CoreStates Advisers and Martin Currie, Aberdeen Managers and Analytic, respectively (the "Sub-Advisers").

Under a multiple manager structure, CoreStates Advisers has general oversight responsibility for the investment advisory services provided to International Growth Fund by Martin Currie and Aberdeen Managers. CoreStates Advisers is also responsible for managing the allocation of assets between the Fund's Sub-Advisers. Accordingly, each Sub-Adviser will be responsible for the day-to-day investment management of all or a portion of the assets of the Fund. However, having multiple sub-advisers responsible for investing separate portions of the Fund's assets creates the need for coordination among sub-advisers.

As sub-advisers to International Growth Fund and Global Bond Fund, the Sub-Advisers manage the investment portfolio of their respective Funds, make decisions about and place orders for the majority of the purchases and sales of the Fund's portfolio securities, and maintain certain records relating to these purchases and sales. The Sub-Advisers pay all expenses incurred by them in connection with their sub-advisory activities, other than the cost of securities (including any brokerage commissions) purchased for a Fund and the cost of obtaining market quotations for portfolio securities held by a Fund.

Martin Currie, Inc., a New York corporation located in Edinburgh, Scotland, is a wholly-owned subsidiary of Martin Currie, Ltd., which is owned principally by its full-time working executives. Founded in 1881, Martin Currie is one of Scotland's largest independent investment management groups. Martin Currie, Inc. was established to provide foreign investment advisory services to U.S. taxable and tax-exempt funds seeking diversification into international markets. Martin Currie is located at Saltire Court, 20 Castle Terrace, Edinburgh EH 2ES, Scotland.

Aberdeen Managers, a Delaware corporation located in Fort Lauderdale, Florida, is wholly owned by Aberdeen Trust PLC, a publicly held corporation based in the United Kingdom. A subsidiary of CoreStates Corp owns approximately 14% of Aberdeen Trust. Aberdeen Trust was formed in 1876 and has been managing investment funds since 1986. It formed Aberdeen Managers in 1995 to provide foreign investment advisory services in the U.S. Aberdeen Managers is located at NationsBank Tower, 22nd Floor, Fort Lauderdale, Florida 33394.

Analytic is a specialist manager of fixed income securities and cash for institutional investors. Alpha Global Fixed Income Managers, Inc. ('Alpha Global'), the predecessor investment sub-adviser to the Global Bond Fund, recently changed its name to Analytic TSA International, Inc. and is in the process of merging with Analytico TSA Global Asset Management, Inc. Alpha Global, based in London, England, and Analytic, whose combined assets under management currently exceed $2.4 billion, are wholly-owned subsidiaries of United Asset Management Corporation of Boston, Massachusetts, whose total assets under management exceed $160 billion. Analytic is located at 25/28 Old Burlington Street, London WIX 1LB, England.


ADMINISTRATOR AND TRANSFER AGENT

SEI Fund Resources ('SFR' or the 'Administrator'), with principal offices at 530 East Swedesford Road, Wayne, PA 19087, acts as the administrator for each Fund. For its administrative services, SFR is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of .25% of the Fund's average daily net assets. As Administrator, SFR generally assists in the Funds' administration and operations.

Boston Financial Data Services ('BFDS'), a subsidiary of State Street Bank and Trust Company located at 225 Franklin Street, Boston, MA 02110, serves as each Fund's transfer agent (the 'Transfer Agent') and dividend paying agent.


DISTRIBUTOR

SEI Financial Services Company ('SFS' or the 'Distributor'), with principal offices at 1 Freedom Valley Drive, Oaks, PA 19456, serves as each Fund's distributor pursuant to a Distribution Agreement. Class A & Class B Shares are also subject to a separate distribution plan approved by the Board of Directors.

With respect to the Money Market Funds, the Distributor may provide promotional incentives, from time to time and at its own expense, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the shares of these Funds.

     Performance Information


TOTAL RETURN AND YIELD

From time to time, in advertisements or reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to relevant indices.

The Funds may calculate their performance on a total return basis for various periods. The total return basis combines principal changes and income and capital gains distributions paid during the period. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of income and capital gains distributions paid during the period.

Fixed Income Funds
Money Market Funds

In addition to quoting total return, the Fixed Income Funds and Money Market Funds may advertise 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance.

The 'yield' of a Fund refers to the income generated by an investment in the Fund over a 30-day period. (The period will be stated in the advertisement.) This income is then 'annualized.' That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'yield' because of the compounding effect of this assumed reinvestment. (See 'Yields' in the Statement of Additional Information.)

Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve may also advertise their 'taxable equivalent yield,' which is calculated by taking into account the investor's current tax bracket. This is the yield an investor would need to earn from a taxable investment in order to realize an 'after-tax' benefit equal to the tax-free yield provided by the Fund.


IN GENERAL

The Funds will include performance data for Class Y and Class A or Class C shares, as appropriate, in any advertisement or information including performance data of the Funds. Total return and performance data concerning Class A Shares will reflect the sales charge and distribution and incremental transfer agent expenses borne exclusively by Class A Shares. Total return and performance data concerning Class C Shares will reflect the distribution and incremental transfer agent expenses borne exclusively by Class C Shares.

The performance of any investment will generally reflect market conditions, portfolio quality and maturity, type of investment, and operating expenses. Each Fund's performance will fluctuate and is not necessarily representative of future results. A Fund's performance would be favorably affected by any investment advisory fee waivers on the part of CoreStates Advisers. Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent auditors.

     How to Purchase and Redeem Shares

PURCHASE OF SHARES

Shares of the Funds are sold on a continuous basis by the Distributor. Shares may also be purchased through CoreStates Securities Corp. Shares of the Funds are only offered to residents of states in which the shares are eligible for purchase.

Institutional investors may acquire Class Y Shares of a Fund for their own account or as a record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Distributor.

We recognize receipt of an order to purchase shares by Federal Funds wire on the business day of the wire, but only if you notify CoreFunds Investor Services at 1-800-355-CORE by 12:00 noon (Eastern Time) of your intention to wire money. Before wiring funds, make sure that wire instructions include your account number.

Please wire money to:

CORESTATES PHIL
PHILADELPHIA, PA
ABA 031000011


for credit to:

COREFUNDS
A/C 0169-0541
[ACCOUNT NUMBER]


For Equity and Fixed Income Funds, federal funds must be transmitted or delivered to the Fund's custodian by close of business on the next business day. For Money Market Funds, federal funds must be transmitted or delivered to the Fund's custodian by close of business on the same day.

We will execute an order on any business day at the net asset value per share determined on that day if we receive it:

___  before 4:00 p.m. for an equity or fixed income fund or

___  before 12:00 noon for a money market fund.

We will determine the net asset value as of 4:00 p.m. (12:00 noon for a money market fund) on that date.

If we receive an order after 4:00 p.m. on any business day for an equity or fixed income fund, or after 12:00 noon for a money market fund, we will execute it on the next business day of the Fund.

We recognize receipt of an order when the Transfer Agent or its authorized agent receives it. A Fund may establish special procedures to expedite receipt of orders from institutional investors.

The minimum investment amount is $1,000,000 for the initial purchase of shares. This minimum may be waived at the discretion of the Distributor. There is no minimum for subsequent investments. The Distributor reserves the right to reject any purchase order when it determines that it is not in the best interests of the Fund and its shareholders to accept it.

Every shareholder of record will receive a confirmation of each new share transaction with a Fund. The confirmation will also show the total number of shares the Transfer Agent is holding in safekeeping for the account of the shareholder. Certificates representing shares in the Funds will not be issued.

Institutions will record beneficial ownership of shares held of record on behalf of their customers. They will reflect this ownership in the regular account statements they provide to their customers.


REDEMPTION OF SHARES

Institutional investors may redeem all or part of the shares beneficially owned by a customer according to instructions and limitations pertaining to the customer's account at the institution.

Important Redemption Information:

___ We execute redemption orders for the Fixed Income and Equity Funds at the net asset value per share at 4:00 p.m. that day if we receive the order by 4:00 p.m. that day.

___ We execute redemption orders for the Money Market Funds at the net asset value per share at 12:00 noon that day if we receive the order by 12:00 noon that day.

___ We recognize receipt of an order when the Transfer Agent or its authorized agent receives it.

___ The Transfer Agent will make payment on the next business day by transfer of federal funds.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in 'readily marketable' portfolio securities at their market value equal to the redemption price. In such cases, you may incur brokerage costs in converting these securities to cash.

     Description of Shares

In addition to the portfolios described in this Prospectus, CoreFunds has also set up Class C Shares representing the Elite Treasury Reserve, Elite Cash Reserve and Elite Tax-Free Reserve portfolios. CoreFunds offers two classes of shares of each portfolio. In total, CoreFunds presently offers shares in twenty different portfolios. CoreFunds may in the future create additional portfolios or classes of shares within a portfolio. Class A and Class C Shares -- Individual and Shares of the Elite Money Market Funds are offered in separate prospectuses. This Prospectus solely relates to Class Y Shares -- Institutional.

If you wish to obtain similar information regarding other CoreFund portfolios, you may request prospectuses describing the portfolios by contacting the Distributor at 1-800-355-CORE.

Differences exist between classes of shares of some CoreFunds portfolios pertaining to distribution costs, incremental transfer agency fees and any other incremental expenses identified that should be properly allocated to a class.

Class A Shares are subject to a sales load and distribution and transfer agent expenses for certain shareholder services they receive. Class C Shares are subject to similar expenses, but are not subject to a sales load. Class A and Class C Shares also have voting rights, in connection with the Distribution Plan affecting Class A and Class C Shares. The distribution and transfer agent expenses charged to Class A and Class C Shares result in their having different income distributions and performance results from Class Y Shares.

Aside from these differences, each share in each Fund represents an equal proportionate interest in that Fund with each other share of the same Fund. Each share in each Fund is entitled to distributions out of the income earned on the assets belonging to the Fund, as the Board of Directors declares at its discretion.

CoreFunds' shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. Shareholders will vote in the aggregate and not by portfolio or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. (See the Statement of Additional Information under 'Description of Shares' for examples where the Investment Company Act requires voting by portfolio or class.) Voting rights are not cumulative.

As used in this Prospectus, a 'vote of a majority of the outstanding shares' of a Fund means the affirmative vote of the lesser of:

___  more than 50% of the outstanding shares of a Fund or

___ at least 67% of the shares of a Fund present at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are represented in person or by proxy.

     General Information

In accordance with the Maryland General Corporation Law, CoreFunds is not required to hold annual meetings of shareholders unless the Investment Company Act requires the shareholders to elect members of the Board of Directors. However, a meeting of shareholders may be called for any purpose upon the written request of the holders of at least 10% of the outstanding shares of CoreFunds, or of a Fund with respect to matters affecting only that Fund.

'Assets belonging to a Fund' are defined as:

___ the consideration received by CoreFunds upon the issuance or sale of shares in a Fund

___ all income, earnings, profits and proceeds derived from the investment and

___ any proceeds from the sale, exchange or liquidation of the investments.

Assets belonging to a Fund are charged with the direct liabilities of that Fund as well as a share of the general liabilities of CoreFunds. The general liabilities of CoreFunds are allocated in proportion to the relative asset values of each of CoreFunds portfolios at the time the expense or liability is incurred. CoreFunds management charges the Funds for liabilities when they are incurred and credits the Funds for assets when they are acquired. These determinations are reviewed and approved annually by the Board of Directors and are conclusive.

SHAREHOLDER NOTES

SHAREHOLDER NOTES

SHAREHOLDER NOTES

  The CoreFund Family of Mutual Funds


COREFUNDS, INC.


DIRECTORS

Emil J. Mikity, Chairman
George H. Strong
Erin Anderson
Thomas J. Taylor
Cheryl H. Wade


OFFICERS

David G. Lee, President
James W. Jennings, Secretary


INVESTMENT ADVISER

CoreStates Investment Advisers, Inc.
Philadelphia, PA 19101


ADMINISTRATOR

SEI Fund Resources
Wayne, PA 19087


DISTRIBUTOR

SEI Financial Services Company
Oaks, PA 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103


INDEPENDENT AUDITORS

Ernst & Young LLP
Philadelphia, PA 19103


INVESTMENT ADVISER

[LOGO]

For current performance, purchase, redemption, and other information, call 1-800-355-CORE (2673).



[LOGO]

SEI Financial Services Company, Distributor
Oaks, PA 19456
1-800-355-CORE


The CoreFund Family of Mutual Funds


EQUITY

Equity Index
Core Equity
Growth Equity
Special Equity
International Growth


BALANCED

Balanced


INCOME

Short Term Income
Short-Intermediate Bond
Government Income
Bond
Global Bond


TAX-EXEMPT INCOME

Intermediate Municipal Bond
Pennsylvania Municipal Bond
New Jersey Municipal Bond


MONEY MARKET

Treasury Reserve
Cash Reserve
Tax-Free Reserve

                                 COREFUNDS, INC.
                       Statement of Additional Information

                              Dated _________, 1997


                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----
THE COMPANY..................................................................2
ADDITIONAL INVESTMENT POLICIES...............................................3
ADDITIONAL INVESTMENT RESTRICTIONS..........................................24
TEMPORARY INVESTMENTS.......................................................29
SPECIAL CONSIDERATIONS......................................................31
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................32
NET ASSET VALUE.............................................................33
DIVIDENDS...................................................................34
TOTAL RETURN................................................................35
YIELDS   ...................................................................38
ADDITIONAL INFORMATION CONCERNING TAXES.....................................41
DESCRIPTION OF SHARES.......................................................44
DIRECTORS AND OFFICERS......................................................47
PRINCIPAL HOLDERS OF SECURITIES.............................................49
INVESTMENT ADVISER..........................................................60
SUB-ADVISERS................................................................62
PORTFOLIO TRANSACTIONS......................................................64
ADMINISTRATOR...............................................................66
DISTRIBUTOR.................................................................67
CUSTODIAN AND TRANSFER AGENT................................................69
EXPENSES ...................................................................69
LEGAL COUNSEL...............................................................70
MISCELLANEOUS...............................................................70
APPENDIX ...................................................................71
FINANCIAL STATEMENTS........................................................74



         This Statement of Additional Information is meant to be read in conjunction with the applicable Prospectuses for the Portfolios offered by CoreFunds, Inc. dated _________, 1997, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a Prospectus, no investment in shares of any Portfolio should be made solely upon the information contained herein. Copies of the Prospectuses for the Portfolios may be obtained by writing CoreFunds, Inc. at Oaks, Pennsylvania 19456, or by telephoning 1-800-355-CORE.

                                   THE COMPANY

         CoreFunds, Inc. (the "Company") is an open-end management investment company presently offering shares in twenty diversified and non-diversified portfolios (the "Fund" or "Funds"). The Company is authorized to offer separate series of shares of beneficial interest (the "Shares") of each Fund. Shareholders may purchase Shares through three separate classes, Class Y, Class A and Class C, which provide for variations in distribution costs, transfer agent fees, voting rights, and dividends. Except for these differences between Class Y, Class A and Class C Shares, each Share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares."

The Funds

         The information disclosed herein relates to all of the Funds, and all of the Classes of Shares of the Funds, unless otherwise noted. Sections that are particular to a certain Fund will be so referenced, or the Funds may be grouped according to types of investment, as illustrated below.

         Equity Funds:                           Taxable Money Market Funds:

         - Growth Equity Fund                    - Cash Reserve
         - Core Equity Fund                      - Treasury Reserve
         - Equity Index Fund                     - Elite Cash Reserve
         - International Growth Fund             - Elite Government Reserve*
         - Balanced Fund                         - Elite Treasury Reserve
         - Special Equity Fund


         Fixed Income Funds:                     Tax-Exempt Money Market Funds:

          - Short-Intermediate Bond Fund         - Tax-Free Reserve
          - Bond Fund                            - Elite Tax-Free Reserve
          - Short Term Income Fund
          - Government Income Fund
          - Intermediate Municipal Bond Fund
          - Pennsylvania Municipal Bond Fund
          - New Jersey Municipal Bond Fund
          - Global Bond Fund


*  This Fund has not yet commenced operations


Sale of Shares

         Class Y Shares in the Funds are sold primarily to various types of institutional investors, which may include CoreStates Bank, N.A. and its affiliates and corresponding banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity.

         Class A and Class C Shares in the Funds are offered to the general public as well as to various types of institutional investors, which may include CoreStates Bank, N.A. and its affiliates and corresponding banks, for the investment of their own funds or funds for which they serve in a fiduciary, agency, or custodial capacity. Investors may also include shareholders of other investment companies which are advised by a Fund's adviser or sub-adviser, and whose assets a Fund acquires in a tax-free reorganization, who propose to become shareholders of the Fund as a result of such reorganization.

                         ADDITIONAL INVESTMENT POLICIES

In General

         The following policies supplement the investment objectives and policies described in the Prospectuses for the Funds set forth below.

                         - Tax-Exempt Money Market Funds -
                         - Intermediate Municipal Bond Fund -
                         - Pennsylvania Municipal Bond Fund -
                         - New Jersey Municipal Bond Fund -

Municipal Securities

         Municipal securities include debt obligations issued by or on behalf of governmental entities or public authorities to obtain funds for various purposes, including the construction of a wide range of public and privately-operated facilities; the refunding of outstanding obligations; the payment of general operating expenses; and the extension of loans to public institutions and facilities.

         There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") described in the Prospectuses and the "Appendix" to this Statement of Additional Information represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. As Investment Adviser, CoreStates Investment Advisers, Inc. ("CoreStates Advisers") will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations to make payments on its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal securities may be materially adversely affected by litigation or other conditions. For purposes of the investment limitations described in this Statement of Additional Information and the Prospectuses, the District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is considered to be an "issuer." Further, the non-governmental user of facilities financed by industrial development bonds is considered to be an "issuer." With respect to those municipal securities that are supported by a bank guarantee or other credit facility, the bank or other institution (or governmental agency) providing the guarantee or credit facility may also be considered to be an "issuer" in connection with the guarantee or facility.

         Among other types of municipal securities, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments such as municipal bonds, industrial development bonds and pollution control bonds, provided (for the Tax-Exempt Money Market Funds) they have remaining maturities of 397 days or less at the time of purchase.

Special Risk Factors - Pennsylvania Municipal Securities

         The following information as to certain Pennsylvania risk factors has been provided in view of the policy of concentrating in Pennsylvania Municipal Securities by the Pennsylvania Municipal Bond Fund. This information constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the attention of the Pennsylvania Municipal Bond Fund and were available as of the date of this Statement of Additional Information. The Fund has not independently verified any of this information but is not aware of any fact which would render such information inaccurate.

         General. Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         In 1995, the population of Pennsylvania was 12.07 million people. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1986 estimate of 11.78 million. Pennsylvania has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with 79% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

         Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.0 percent in 1993. Seasonally adjusted data for March 1996, the most recent month for which data is available, shows an unemployment rate of 5.6%, the same rate as that for the United States.

         Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

         Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

         Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

         The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

         Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (34.1% of General Fund revenues in fiscal 1995), the 2.8% personal income tax (31.3% of General Fund revenues in fiscal 1995) and the 9.99% corporate net income tax (11.7% of General Fund revenues in fiscal 1995). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Lottery ticket sales revenues are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

         Pennsylvania's major expenditures include funding for education ($6.7 billion of fiscal 1995 expenditures, the projected $6.9 billion of the fiscal 1996 budget and the proposed almost $7.0 billion of the fiscal 1997 budget) and public health and human services ($12.4 billion of fiscal 1995 expenditures, the projected $13.1 billion of the fiscal 1996 budget and the proposed decreases of the fiscal 1997 $12.9 billion budget).

         Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. The fund balance for the governmental fund types, as restated, has increased during the 1993, 1994 and 1995 fiscal years. At June 30, 1995, the fund balance totaled $1,927.6 million including an unreserved-undesignated fund balance of $104.8 million.

         General Fund: Financial Condition/Results of Operations.

         Five Year Overview (GAAP Basis). For the five year period fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1 percent average annual rate while total expenditures and other uses grew by 7.4 percent annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four year period fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of
3.3 percent, less than one-half the rate of increase for the five year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax rate reductions and other tax law revisions that restrained the growth of tax receipts for fiscal years 1993, 1994 and 1995.

         Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal 1991 through fiscal 1995 period. Program areas having the largest increase in costs for the fiscal 1991 to fiscal 1995 period were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased prices. Recently, efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year. For the period fiscal 1992 through fiscal 1995, public health and welfare costs increased by an average annual rate of 3.5 percent, well below the 5.2 percent average for total expenditures and other uses during the same period.

         During fiscal 1992 enactment of over $2.7 billion in General Fund tax increases and implementation of expenditure control initiatives have helped the General Fund balance return to a surplus at June 30, 1992, of $87.5 million. The actions taken to increase revenues and restrain expenditure growth were necessary to offset the effects on General Fund finances of a period of slow economic growth including a national economic recession. The recession caused tax revenues during fiscal 1991 to be below the amount received during fiscal 1990 while spending, particularly for public health and welfare programs to support needy individuals, increased by over 21%. Public health and welfare expenditures continued their rapid increase with a 23.9% increase during fiscal 1992 as caseloads and costs continued upward. Some of these increased costs were met through the use of pooled financing techniques that use private contributions and intergovernmental transfers to substitute for state funds match for federal governmental grants-in-aid. Debt service expenditures escalated as the amount of tax anticipation note borrowing increased in response to the fiscal pressures brought about by slow economic growth and the recession.

         Fiscal 1992 Financial Results (GAAP Basis). During fiscal 1992, the General Fund recorded a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991, and by controlling expenditures through numerous cost reduction measures implemented during the fiscal year. As a result of the operating surplus, the General Fund balance increased to $87.5 million at June 30, 1992.

         Fiscal 1993 Financial Results (GAAP Basis). The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totaled $698.9 million and the unreserved-undesignated balance totaled $64.4 million.

         Fiscal 1994 Budget (GAAP Basis). The fund balance of the General Fund increased by $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The fund balance for June 30, 1994, was restated for the fiscal 1995 financial statements. That restatement totaled $116.7 million to recognize previously unreported revenues and expenditures for fiscal 1994. The fund balance for June 30, 1994, as restated, was $776.3 million and the unreserved-undesignated balance totaled $79.1 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. For the third consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

         Fiscal 1995 Budget (GAAP Basis). Revenues and other sources totaled $23,771.6 million, an increase of $1,135.0 million (0.5 percent) over the prior fiscal year. The largest increase was $817.9 million in taxes which represents a
5.6 percent increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1,364.1 million to $23,821.4 million, an increase over the prior fiscal year of 6.1 percent. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a decline in fund balance to $688.3 million at June 30, 1995. Two items predominately contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfare programs leading to an increase for the year-end accruals. Second, a change to the methodology to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

         Proposed Fiscal 1996 Budget (Budgetary Basis). The approved fiscal 1996 budget provides for $16,165.7 million inappropriations from commonwealth funds, an increase of 2.7 percent over appropriations, including supplemental appropriations, for fiscal 1995. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

         The fiscal 1996 budget is based on anticipated commonwealth revenues, net of enacted tax changes, of $16,268.7 million, an increase over actual fiscal 1995 commonwealth revenues of 0.3 percent. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9 percent. The fiscal 1996 revenue estimate is base on a forecast of the national economy for gross domestic product growth to slow from 4.1 percent in 1994 to an average annual rate for 1995 of 2.4 percent and then to 1.3 percent in 1996.

         Tax changes enacted with the fiscal 1996 budget totaled a net reduction of $282.9 million, representing an approximate 1.7 percent of base revenues. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99 percent was accelerated to the 1995 tax year; a double-weighting was provided for the sales factor of the corporate net income apportionment calculation; and the maximum annual allowance for the net operating loss deduction was increased from $500 thousand to $1 million. The fiscal 1996 cost of these corporate income tax changes is estimated to be $210.8 million representing approximately 75 percent of the fiscal year's tax reduction. Other major components of the tax reduction include a $12.1 million decrease for the capital stock and franchise tax from an increase in the basic exemption; $24.7 million from the repeal of the tax on annuities; and $27.9 million from an acceleration of the scheduled phase-out of the inheritance tax on transfers of certain property to a surviving spouse. A 90 day amnesty program was also authorized in the tax bill. The amnesty program was available to taxpayers from October 1995 through January 1996. Tax and interest revenues received from the tax amnesty program after payment of administration costs were credited to the appropriate fund. Receipts credited to the General Fund in excess of $67 million, plus any shortfall in delinquent tax collections below those in fiscal 1995, are to be deposited into a restricted account in the General Fund for later distribution.

         Increases in authorized spending for fiscal 1996 emphasize education. Appropriations for the basic subsidy for public schools were increased $143 million representing a 4.4 percent increase. This increase reversed a four-year trend of a declining budget share for education. A limited program to permit certain residents to choose the school district or private school to provide their children's education was funded in the budget, but enabling legislation for the program has yet to be enacted. The budget also contemplates several changes to certain public welfare programs. The enacted budget also included most of the Governor's proposed consolidation and elimination of several organizations and or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.

         Revised estimates for the fiscal 1996 budget were included in the Governor's February 1996 submission of his fiscal 1997 budget proposal. Supplemental appropriations funding needs were recommended totaling $54.2 million, representing 0.3 percent of approved appropriations for fiscal 1996. The majority of the supplemental appropriations are for the Department of Corrections to meet the additional operational costs arising from a larger inmate population than budgeted, and for the Department of Education to meet local school subsidy costs which were underestimated in the adopted budget. All anticipated supplemental appropriation needs for the Department of Public Welfare are expected to be met from a re-allocation of appropriation authority within the Department. Funding for the requested supplemental appropriations will be provided by appropriation lapses anticipated during the fiscal year. Appropriation lapses totaling $50 million from prior fiscal years' appropriations and $90 million from current fiscal year appropriations are expected. The $140 million total appropriation lapses estimated for fiscal 1996 compares to actual appropriation lapses totaling $205 million and $194 million during fiscal 1995 and fiscal 1994 respectively. The General Assembly has not yet approved the requested supplemental appropriations.

         Commonwealth revenues for fiscal 1996 are anticipated to be $2.5 million (less than 0.1 percent) over the official estimate of revenues for the fiscal year. Within the revised estimate, receipts from the corporate net income tax and interest earnings are anticipated to exceed the official estimate while receipts from the sales and use tax, the personal income tax and the gross receipts tax are anticipated to fall below their official estimate levels.

         Fiscal 1997 Proposed Budget: In February 1996, the Governor presented his proposed fiscal 1997 budget to the General Assembly. Proposed appropriations from General Fund commonwealth revenues totals $16,189.9 million, a reduction from the estimated $16,219.9 million (including proposed supplemental appropriations) for fiscal 1996. The proposed reductions represents a decline of approximately 0.2 percent in appropriations from the prior fiscal year. Revenue receipts are estimated to increase by $403.9 million, or 2.5 percent, over anticipated receipts for fiscal 1996. The anticipated increased revenues, together with the projected $140 million of appropriation lapses during fiscal 1996 and the proposed draw-down of approximately $95 million of surplus provide the funding sources for the proposed budget. The proposed drawdown of the fiscal 1996 unappropriated surplus produces a projected 1997 fiscal year end surplus of under $5 million, without any consideration of possible appropriation lapses for fiscal 1997.

         The decline in appropriation authority over the prior fiscal year in the proposed budget relies on several program changes. The largest changes proposed are $329 million of cost containment efforts in public health and welfare programs. The largest savings are generated by proposed changes in eligibility criteria. Savings of $249 million are projected from the elimination of medical assistance benefits for able-bodied adults without children and $40 million from tightened standards of employability for those collecting benefits. Other proposed changes, including changes contained in proposed federal welfare reform measures, provide an additional $39 million of budgetary savings. Program reductions are also planned for the residential portion of the mental health/mental retardation program that could involve a limited number of staff cuts at state institutions. The budget also relies on certain provisions of proposed federal welfare reforms. In particular, an increase in the proportion of federal funding for medical assistance is assumed which is anticipated to provide $261.8 million of additional federal funds and a commensurate reduction in required state funds. Other significant cost restraints include reductions to appropriations for the state-aided colleges and universities and no increases for the state-related colleges and universities. Funds for basic education programs to local school districts are proposed to increase slightly. The largest increase, $33.3 million, is proposed for an initiative to improve the use of technology in learning. A restructuring of the economic development programs and incentives of the Commonwealth are also proposed to combine and improve the delivery of such programs. A proposed securitization of current loans held by the Sunny Day Fund is budgeted to provide a portion of the initial capitalization for the realigned programs. The current trend of escalating costs of the corrections program continues in this budget. An amount of $80.3 million is included to meet the increased costs of the rising prison population.

         The proposed fiscal 1997 budget includes tax reductions totaling $60.2 million. Included in the proposed reductions are a 0.25 mill reduction to the tax rate for the capital stock and franchise taxes, an exemption of certain computer services from the sales and use tax, and a $1,000 per job tax credit for newly created jobs. All require legislative enactment.

         The General Assembly is considering the Governor's proposed budget in committee deliberations and floor action on implementing legislation. The various legislative bills required to implement the proposed budget have begun to move through the legislative process. However, legislation enacting medical assistance program changes estimated in the proposed budget to produce approximately $249 million in savings was approved by the Senate but rejected by the House of Representatives. Delay in the enactment of the proposed changes beyond March 1996 will impede timely implementation of the proposed changes and, in the absence of other budgetary measures, result in higher spending than anticipated in the proposed fiscal 1997 budget. Appropriations committees of the General Assembly are considering 1997 fiscal year budget appropriations, and upon committee approval of appropriation bills, will be considered by each house. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor will be enacted into law.

         Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         General obligation debt totaled $5,045.4 million at June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the 10-year period ended June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1% and for the five years ended June 30, 1994, at an annual rate of 1.7%. All outstanding general obligation bonds of the Commonwealth are rated AA- by Standard and Poor's Corporation, A1 by Moody's Investors Service, and AA- by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

         Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $500.0 million of tax anticipation notes for the account of the General Fund in fiscal 1996, all of which matured on June 30, 1996, and will be paid from fiscal 1996 General Fund receipts.

         Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

         State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. In addition, Pennsylvania may choose to take action to financially assist these organizations. The following agencies had debt currently outstanding as of December 31, 1995: Delaware River Joint Toll Bridge Commission ($55.1 million), Delaware River Port Authority ($185.5 million), Pennsylvania Economic Development Financing Authority ($1,050.8 million), Pennsylvania Energy Development Authority ($121.0 million), Pennsylvania Higher Education Assistance Agency ($1,408.8 million), Pennsylvania Higher Educational Facilities Authority ($2,115.1 million), Pennsylvania Industrial Development Authority ($344.8 million), Pennsylvania Infrastructure Investment Authority ($213.1 million), Pennsylvania Turnpike Commission ($1,228.7 million), Philadelphia Regional Port Authority ($62.6 million) and the State Public School Building Authority ($316.2 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,164.8 million of revenue bonds outstanding as of December 31, 1995), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.49 million of the loan principal was outstanding as of December 31, 1995). The budget as finally adopted by the legislation may or may not include the amounts requested by the Governor.

         Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) approximately 3,500 suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($32.0 million appropriated from the Motor License Fund in fiscal 1994 has been decreased to $27.0 million for fiscal 1995; (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), which the Commonwealth then sought dismissal based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years (on April 12, 1993, the court dismissed all claims except for the constitutional claims of some of the plaintiffs and two Americans with Disabilities Act claims). The district court has since denied the ACLU's motion for class certification. The parties have stipulated to a judgment against the plaintiffs in order for plaintiffs to appeal the denial of class certification to the Third Circuit. In December of 1994, the third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court recently certified the class, and the parties have resumed discovery; (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion (the legislature has yet to consider legislation implementing the judgment); (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. Pursuant to a Settlement Agreement dated as of April 2, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assesses nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks; (e) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorney's fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,000 in attorneys' fees will be paid upon dismissal of the preliminary injunction relating to certain health issues. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998; (f) in 1991, a consortium of public interest law firms filed a class action suit alleging that the Commonwealth had failed to comply with the 1989 federal mandate with respect to certain services for Medicaid-eligible children under the age of 21. In July 1994, the Court denied the plaintiffs' request to proceed as a class action and dismissed five of the eighteen plaintiff organizations from the case. The parties have reached a tentative settlement agreement which they have submitted to the court for approval; (g) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial discovery stage. The trial has not yet been scheduled. Following a status conference among counsel, Judge Pellegrini issued an Order, dated May 30, 1996, to consider, inter alia, the report of the Governor's Commission on Public School Finance and the course of future proceedings including trial; (h) The Pennsylvania Medical Society sued the Commonwealth for payment of the full Medicare co-pay and deductible for outpatient services to medical assistance clients who are also eligible for Medicare. The Commonwealth received a favorable decision in the United Stated District Court but the Pennsylvania Medical Society appealed the decision and won a reversal in the United States Third Circuit Court. After similarly unfavorable decisions by every other appellate court that addressed the issue, the Commonwealth implemented a new payment system effective January 23, 1995. Preliminary estimated costs to the Commonwealth are approximately $50 million per year; and (i) On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, payable $25 million in 1995, $40 million each in 1996, 1997, and 1998. An additional $15 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest.

         Philadelphia. (For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992 place the cumulative General Fund balance deficit at $224.9 million.)

         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 17, 1995.

         To date, PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance of the city as of June 30, 1995, showed a surplus of approximately $80.5 million, up from approximately $1.54 million as of June 30, 1994.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996.

Special Risk Factors - New Jersey Municipal Securities

         The following summary is based upon the most recent information available as of the date of this Statement of Additional Information.

         New Jersey Municipal Securities and Special Considerations Relating Thereto. The concentration of investments in New Jersey Municipal Securities by the New Jersey Municipal Bond Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of New Jersey or its municipalities could adversely affect the value of this Fund and the securities held by it.

         The following information is based on official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies that have come to the Fund's attention and available as of the date of this Statement of Additional Information. The New Jersey Municipal Bond Fund has not independently verified any of the information contained in the official statement but is not aware of any fact which would render such information inaccurate.

         General. New Jersey is located at the center of the Middle Atlantic region which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic sea-shore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. In 1976, voters approved casino gambling for Atlantic City, which has become an important State tourist attraction.

         New Jersey is the ninth largest state in population and the fifth smallest in land area. It is the most densely populated state in the United States with an average of 1,062 persons per square mile. New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of .27% in the 1970's. Between 1980 and 1990, the annual growth rate was
 .49% and between 1990 and 1994 accelerated to .52%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

         After enjoying an extraordinary boom during the mid-1980's, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the onset of the national recession, which began in July 1990. By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in the State rose from a peacetime low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to an average of 6.4% during the first ten months of 1995. The average annualized unemployment rate remained at 6.4% for the fourth quarter of 1995.

         Financial Accounting. The State prepares its financial statements on a "modified accrual" basis utilizing the fund method of accounting. Accordingly, the State prepares separate statements for the General Fund, Special Revenue Funds, Debt Service Funds, Capital Project Funds, Trust and Agency Funds, Component Units-Authorities Funds, College and University Funds, General Fixed Asset Account Group and its General Long-Term Debt Account Group and its component units.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund.

         Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund. Other Special Revenue Funds have been created which are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

         Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, of, and interest on, general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.

         Component Unit-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. The College and University Funds account for the operations of Rutgers, the State University, the University of Medicine and Dentistry of New Jersey, the New Jersey Institute of Technology, and the nine State colleges including their foundations and associations, in accordance with existing authoritative accounting and reporting principles applicable to universities and hospitals.

         The State operates on a fiscal year beginning July 1 and ending June
30. The State Constitution provides that all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         Financial Results and Projections.

                  Revenues. Estimated receipts from State taxes and revenues are forecasts based on the best information available at the time of such forecasts. The principal taxes in New Jersey are the Sales and Use Tax, the Gross Income Tax, and the Corporation Business Tax. The fiscal year 1996 Appropriation Act forecasts Sales and Use Tax collections of $4,356 million, a 5.5% increase over receipts estimated for fiscal year 1995; Gross Income Tax collections of $4,580 million, a 9.0% increase over receipts estimated in the revised estimates for fiscal year 1995; and Corporation Business Tax collections of $1,145 million, a 8.6% increase over receipts estimated in the revised estimates for fiscal year 1995. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

                  Appropriations. The State appropriated approximately $14,737 million for fiscal year 1993 and $15,492 million for fiscal year 1994. Estimated appropriations for fiscal years 1995 and 1996 total $15,528 million and $15,995 million, respectively. Of the estimated $15,995 million appropriated in fiscal year 1995 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund, and the Gubernatorial Elections Fund, $6,423.5 million (40.2%) is appropriated for State aid to local governments, $3,708 million (23.2%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State), $5,179.6 million (32.4%) for direct State services, $466.3 million (2.9%) for debt service on State general obligation bonds and $443.9 million (2.9%) for capital construction.

                  Fund Balances. The undesignated Fund balances are available for appropriations in succeeding fiscal years. There have been positive Fund balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. Total ending Fund balances for fiscal years 1992, 1993 and 1994 were $836.2 million, $1,149.6 million and $1,264.6 million, respectively. General Fund balances accounted for $1.4 million, and $760.8 million and $937.4 million of the total ending Fund balances in fiscal years 1992, 1993 and 1994, respectively. Total ending Fund balances are estimated to be $965.7 million for the fiscal year 1995, of which the General Fund balance is expected to account for $926.0 million. The estimates for fiscal year 1995 are preliminary and are subject to change upon completion of the State's year end audit. The estimates for Total and General Fund balances for the fiscal year ended

1995 are $549.3 million and $563 million, respectively. The estimates for fiscal 1996 reflect amounts contained in the Fiscal Year 1996 Appropriations Act and Supplemental Appropriations enacted through September 1, 1993. It should be noted that an adverse determination in certain litigation in which the State is a party would have a significant impact on fiscal 1995 and subsequent fiscal year fund balances (see "Litigation" section).

         Indebtedness of the State.

                  General Obligation Bonds. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and if provided, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 1995, the outstanding general obligation bonded indebtedness of the State was approximately $3.7 billion. The amount provided by the General Fund to the Debt Service Fund for interest and principal payments for the fiscal year ended June 30, 1995 was $103.5 million. This is reflected in the Statement of Revenues, Expenditures and Changes in Fund Balances as a Transfer to other funds in the General Fund and a Transfer from other funds in the Debt Service Fund.

                  Tax and Revenue Anticipation Notes. In fiscal year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently no tax and revenue anticipation notes outstanding. It is anticipated that this program will be continued in Fiscal Year 1997. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. These notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

         State Related Obligations.

                  Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. Lease financing obligations outstanding as of December 31, 1992 totaled $804.8 million.

                  State Supported School and County College Bonds. Legislation provides for future appropriations for State Aid to local school districts equal to debt service on a maximum principal amount of $280.0 million of bonds issued by such local school districts for construction and renovation of school facilities and for State Aid to counties equal to debt service on up to $80.0 million of bonds issued by counties for construction of county college facilities. The State Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws. As of December 31, 1995, the maximum amount of $280.0 million of school district bonds has been approved for State support. Bonds or notes in the amount of $274.1 million have been issued by local school districts, of which $240.6 million have been retired and $33.4 million are still outstanding. As of June 30, 1995, $32.8 million of county college bonds or notes are outstanding. In addition to these acts, there is legislation which establishes a school bond reserve within the constitutionally dedicated fund for the Support of Free Public Schools.

                  Moral Obligation Financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. The State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements when earned revenues are anticipated to be insufficient to cover these obligations. All other entities with moral obligation bonds are expected to generate revenues sufficient to cover debt service requirements thereon. As of June 30, 1995, outstanding moral obligation indebtedness totalled $735.9 million, with an approximate maximum annual debt service Subject to Moral Obligation of $67.9 million.

                  New Jersey Transportation Trust Fund Authority. In July 1984, the State created the New Jersey Transportation Trust Authority (the "Authority"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the Act, the Authority, the State Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of certain amounts prescribed to the Authority. The payment of all such amounts is subject to and dependent upon appropriations being made by the State Legislature and there is no requirement that the Legislature make such appropriations. On May 30, 1995, the State Legislature amended the New Jersey Transportation Trust Fund Act of 1984 to provide, among other things, for (i) the funding of transportation projects through June 30, 2000, (ii) the issuance of debt in an aggregate principal amount in excess of the statutory debt limitation in effect prior to the enactment of the 1995 Amendments, (iii) an increase in the amount of revenues available to the Authority and (iv) broadening the scope of transportation projects.

                  Pursuant to the Act, the principal amount of the Authority's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $7.0 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the Authority payable from the payments made by the State pursuant to the Contract.

                  Economic Recovery Fund Bonds. Legislation enacted during 1992 by the State authorizes the New Jersey Economic Development Authority ("NJEDA") to issue bonds for various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. On June 1, 1994, NJEDA issued $705.3 million in Economic Recovery Fund Bonds.

                  Miscellaneous. Other State related obligations include bonds of the New Jersey Sports and Exposition Authority. Amounts outstanding as of June 30, 1995 totaled $615.1 million for this organization.

         State Employees. The State, as a public employer, is covered by the New Jersey Public Employer-Employee Relations Act, as amended, which guarantees public employees the right to negotiate collectively through employee organizations certified or recognized as the exclusive collective negotiations representatives for units of public employees found to be appropriate for collective negotiations purposes. Approximately 64,500 employees are paid through the State payroll system. Of the 64,500 employees, 56,800 are represented by certified or recognized exclusive majority representatives and are organized into various negotiation units. The State is conducting negotiations for successor agreement with various negotiation units affecting approximately 54,400 employees. The current agreement expired on June 30, 1994. Negotiations have commenced with three units of State Police employees, representing approximately 2,400 Troopers, Sergeants and Lieutenants whose three-year contract expired on June 30, 1996. Their agreements call for a 4% wage increase effective June 24, 1995. The fiscal year 1996 budget is expected to reduce the workforce through attrition, voluntary furlough and layoff of state employees during the fiscal year.

         Counties and Municipalities. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). This process ensures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

         State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which they were issued. The Local Bond Law governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years.

         State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations or upon the occurrence of certain other events. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit.

         School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments.

         Litigation. Certain litigation is pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure, including suits relating to the following matters:

         (a) Several cases are pending in the State courts challenging the methods by which the State Department of Human Services shares with county governments the maintenance recoveries and costs for residents in State psychiatric hospitals and residential facilities for the developmentally disabled.

         (b) Suits have been initiated by various counties in the State seeking the return of moneys paid by the counties since 1980 for the maintenance of Medicaid or Medicare eligible residents of institutions for the developmentally disabled. In March 1994, the State Superior Court ruled that the counties were entitled to credits for payments made since 1989. In February 1995 all but one county had resolved its cost-sharing disputes with the State. One county has filed for administrative review to contest the State's calculation of the credits.

         (c) A class action on behalf of all New Jersey long-term care facilities avers that the State has implemented unreasonably low Medicaid payment rates. A final decision in favor of the plaintiffs could require the State to make substantial expenditures. A plaintiffs' motion for a preliminary injunction was denied on May 25, 1995, and that denial is being appealed to the Third Circuit.

         (d) Litigation is pending challenging various portions of the State's Fair Automobile Insurance Reform Act of 1990, which substantially altered the State's statutory scheme governing private passenger automobile insurance.

         (e) At any given time, there are various numbers of claims and cases pending against the State, its agencies and employees seeking recovery of damages paid out of a fund created pursuant to the State's Tort Claims Act.

         The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $50 million for tort claims pending as of January 1, 1982. It is estimated that were a similar study made of claims currently pending, the amount of such estimated exposure would be somewhat higher.

         (f) At any given time, there are various claims of contract and other claims against the State, and State agencies including environmental claims arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.

         (g) At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry ("University") and its employees seeking recovery of damages that are paid out of the Self Insurance Reserve Fund created pursuant to the State's Tort Claims Act. An independent study estimated an aggregate potential exposure of $82.5 million for claims pending as of December 31, 1995. In addition, various other claims are pending against the University seeking damages or other relief which, if granted, would require the expenditure of funds (amount not estimated).

         (h) An individual plaintiff filed a suit against two members of the New Jersey Bureau of Securities alleging various causes of action for defamation, injury to reputation, abuse of process and improper disclosure of private facts. The State was granted a Motion for Summary Judgment on January 11, 1995. Plaintiff filed an appeal and the State has responded. On June 12, 1996, the Appellate Division affirmed the dismissal. The time to appeal the matter on certification to the Supreme Court has passed.

         (i) Fifteen counties have filed suits against various State agencies and employees, seeking a portion of $412 million in federal funding the State received for disproportionate share hospital payments made to county psychiatric facilities. The State contends that it does not have to share the federal funding because it already paid the counties their portion of disproportionate share hospital payments. The court heard oral argument on May 30, 1996. On July 15, 1996, in a unanimous decision of the Appellate Division, the court affirmed the Commissioner's decision not to share the federal funds with the counties. Additionally, the court held that it could not provide equitable relief to the counties because the Legislature chose not to direct the Commissioner to share the funds and therefore separation of powers precluded the relief.

         (j) In October 1993, a suit was filed against the Governor and various State Commissioners alleging violations of numerous laws allegedly resulting from the existence of chromium contamination in the State-owned Liberty Park in Jersey City. No immediate relief was sought, but injunctive and monetary relief was asked for. The complaints were amended and the plaintiffs filed another suit seeking cessation of all construction and penalties against the transporter of soil to the park. The cases have been consolidated and referred to mediation. The State intends to vigorously defend these suits.

         (k) Various labor unions filed suit on October 17, 1994, challenging State legislation dealing with the funding of several public employee pension funds. The suit alleges, among other things, that certain provisions of the legislation violate the contract, due process and taking clauses of the United States and New Jersey Constitutions, and that the changes constitute a breach of the States fiduciary duty to two of the pension systems. Plaintiffs seek to permanently enjoin the State from administering the changes. An adverse determination in this matter would have a significant impact on the State's fiscal 1996 budget. The State has filed motions to dismiss and for summary judgment. Discovery is proceeding in this matter.

         (l) A case has been filed in federal district court seeking injunctive relief and damages in excess of $19 million from the State's Department of Environmental Protection and several of its officers based on alleged violations of the Commerce Clause and Contracts Clause of the U.S. Constitution. The State intends to vigorously defend this action.

         (m) A complaint was filed in Tax Court on March 23, 1994 against the State and certain of its officials challenging the constitutionality of waste licensure renewal fees collected by the Department of Environmental Protection. The State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

Additional Information on Investment Practices

         1. Variable Rate Demand Obligations. Variable rate demand obligations held by the Tax-Exempt Money Market, Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds may have maturities of more than 397 days, provided (i) the Funds are entitled to the payment of principal and accrued interest at specified intervals not exceeding 397 days and upon not more than 30 days' notice, or (ii) the rate of interest on such obligations is adjusted automatically at periodic intervals, which normally will not exceed 31 days but may extend up to 397 days. This 397 day limit does not apply to the Intermediate Municipal Bond Fund. The rate of interest on such notes is generally based upon the interest rates for commercial paper issued by the master demand note issuer. The rate will be adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend longer. Because master demand notes are direct lending arrangements between such Fund and the issuer, they are not normally traded.

         2. When-Issued Securities. The Fixed Income and Tax-Exempt Money Market Funds may purchase municipal securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the Company's Custodian will set aside cash or high quality liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Therefore, it may be expected that the Fund's net assets will fluctuate to a greater degree when they set aside portfolio securities to cover such purchase commitments than when they set aside cash. In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its investment portfolios might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets. CoreStates Advisers intends, however, to take reasonable precautions in connection with the Tax-Free Money Market Funds' investment practices with respect to when-issued securities to avoid any adverse effect on a Fund's policy of maintaining a net asset value per Share at $1.00.

         When acquiring when-issued securities for a Fund, CoreStates Advisers will assess such factors as the stability or instability of prevailing interest rates, the amount and period of a Fund's commitment with respect to the when-issued securities being acquired, the interest rate to be paid on those securities, and the length of a Fund's average weighted portfolio maturity at the time.

         When a Fund engages in when-issued transactions, it relies upon the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                        - Short-Intermediate Bond Fund -
                          - Elite Government Reserve -
                           - Short Term Income Fund -
                           - Government Income Fund -
                                  - Bond Fund -

GNMAs

         These Funds may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. The market value and interest yield of GNMA securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.


                      - Intermediate Municipal Bond Fund -
                        - Short Intermediate Bond Fund -
                              - Global Bond Fund -
                            - Short-Term Income Fund-
                      - Pennsylvania Municipal Bond Fund -
                       - New Jersey Municipal Bond Fund -
                              - Tax-Free Reserve -

Puts

Intermediate Municipal Bond Fund, Short-Intermediate Bond Fund, Global Bond Fund, Short Term Income Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund and Tax-Free Reserve, reserve the right to engage in put transactions. CoreStates Advisers has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity and to permit each Fund to meet redemptions and remain as fully invested as possible. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which its adviser believes present minimal credit risks, and the adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, each Fund would be general creditor (i.e. on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

         The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or a lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will not be a limit to the percentage of portfolio securities that the Funds may purchase subject to a put, but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for purposes of determining the dollar-weighted average maturity of a Fund including such securities, the Company will consider the "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

                              - Core Equity Fund -
                             - Special Equity Fund -
                          - International Growth Fund -
                             - Growth Equity Fund -

Convertible Securities

         Some securities purchased by these Funds (usually bonds, debentures or preferred stock) may have a conversion or exchange feature. This allows the holder to exchange the security for another class of security (usually common stock) according to the specific terms and conditions of the issue. The interest or dividend rate may be lower than the market rate on a comparable non-convertible security, but the market value of the convertible security will rise if the common stock price rises sufficiently. The value of a security is also affected by prevailing interest rates, the credit quality of the issuer, and any put or call provisions. "Conversion parity" is the price at which common stock has the same value as bonds that are convertible into that stock. The holder of a convertible bond will usually not exercise the exchange privilege until the market price of the common stock reaches conversion parity.

                              - Core Equity Fund -
                             - Special Equity Fund -
                          - International Growth Fund -
                              - Global Bond Fund -

Futures and Options

         As stated in the Prospectuses relating to these Funds, International Growth Fund and Global Bond Fund may purchase futures contracts and purchase or sell options on securities for, among other things, the purposes of hedging against market risks related to the Fund's Portfolio securities, remaining fully invested, and reducing transaction costs and currency fluctuations. In addition, as stated in the Prospectus, Core Equity Fund and Special Equity Fund may purchase or sell options on securities on a hedged and unhedged basis for, among other things, hedging against market risks, to remain fully invested, reduce transaction costs and increase income.

         Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instruments are traded on national futures exchanges. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. These Funds expect to earn interest income on its margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities.

         Regulations of the Commodity Futures Trading Commission ("CFTC") permit the use of future transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. In addition, CFTC regulations also allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The International Growth and Global Bond Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities intended for purchase.

         The use of such futures contracts is an effective way in which the International Growth and Global Bond Funds may control the exposure of its income to market fluctuations. While these Funds may incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of U.S. Government securities.

         Options. Different uses of options have different risk and return characteristics. Generally, purchasing put options and writing call options are strategies designed to protect against falling securities prices and can limit potential gains if prices rise. Purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time option writing strategies tend to be profitable, while option buying strategies tend to decline in value.

         By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Writing covered options means that so long as a Fund is obligated as the writer of a call option, it will cover the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). Apart from owning the underlying security, a Fund will be considered "covered" with respect to a put option, if it deposits and maintains with its custodian liquid assets having a value equal to or greater than the exercise price of the option.

         Through the writing of call or put options, a Fund may obtain a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

         The Fund may purchase put options in order to protect portfolio holdings in an underlying security against a decline in the market value of such holdings. Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Fund will only purchase put option on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

         The Funds may also purchase call options. During the life of the call option, the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         The securities exchanges have established limitations governing the maximum number of options which may be written or held by an investor or group of investors acting in concert. These position limits may restrict a Fund's ability to purchase or sell options on a particular security. Similarly, the securities exchanges have also established limitations governing the maximum number of options which may be exercised by an investor or group of investors acting as concert. It is possible that with respect to a Fund, the Fund and other clients of the Adviser or any Sub-Adviser, may be considered to be a group of investors acting in concert. Thus, the number of options which a Fund may hold or write may be affected by the options transactions of other investment advisory clients of the Adviser or of any Sub-Advisers.

         Risks Associated with Futures and Options. The primary risks associated with the use of futures and options are (i) imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that the Funds will be unable to close out an outstanding futures and/or options position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although these Funds will not use futures and/or options contracts for speculative purposes, there is the risk that the advisers of these Funds could be incorrect in their assessment of the direction of stock prices.

Forward Currency Contracts

         Forward currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but, rather, allow International Growth Fund and Global Bond Fund to establish a rate of exchange for a future point in time.

         When entering into a forward currency contract for the purchase or sale of a security in a foreign currency, these Funds may enter into a contract for the amount of the purchase or sale price to protect against variations between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Also, when the advisers anticipate that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, International Growth Fund and Global Bond Fund may enter into a contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. International Growth Fund and Global Bond Fund will also incur costs in connection with forward currency contracts and conversions of foreign currencies into U.S.
dollars.

Illiquid Securities

         The Funds may invest some of their assets in illiquid securities. Each Fund's advisers, under the Board of Directors' supervision, determine the liquidity of the Fund's investments. The absence of a trading market can make it difficult to determine a market value for illiquid investments. Disposing these investments can involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Lending of Securities

         The Funds may lend their portfolio securities to qualified brokers, dealers, banks, and other financial institutions in exchange for cash, letters of credit, government or government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Funds will be invested in short-term debt securities.

         These Funds will retain most rights of beneficial ownership, including the right to receive dividends, interest, or other distributions. Voting rights pass with the lending. If a material issue affecting the investment needs to be voted upon, then the Funds will call the loans to vote proxies.

         The Funds will only loan securities to borrowers that CoreStates Advisers deems to be of good standing. Such loans still would involve the risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned, or the risk of delay in recovering the securities loaned, or even the loss of rights in the collateral, should the borrower fail financially.

Swaps

         Swap agreements will tend to shift the Global Bond Fund's investment exposure from one type of investment to another. For example, if this Fund agrees to exchange payments in U.S. dollars for receipts in foreign currency, the swap agreement would tend to increase the Fund's exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending upon how the Fund uses these agreements, swap agreements may increase or decrease the overall volatility of the Global Bond Fund's investments as well as its share price and yield. The Fund will only enter swaps with counterparties that its advisers deem creditworthy.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These agreements are subject to the risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside liquid in a segregated account.

                       ADDITIONAL INVESTMENT RESTRICTIONS

In General

         The Prospectuses relating to the Funds list certain investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of each Fund, as defined in the Prospectuses. The additional investment limitations and restrictions listed herein supplement those contained in the applicable Prospectuses. Except as otherwise indicated, these limitations and restrictions may be changed only by such a shareholder vote.

         The percentage limitations noted will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Additional Fundamental Investment Limitations and Restrictions


                                - Equity Funds -

The following policies are applicable to the Equity Funds, except International Growth Fund, which is subject only to Restrictions #5, #7, #8, #10 and #11. In addition, the Core Equity and Special Equity Funds are not subject to Restrictions #2 and #4.

An Equity Fund may not:

     1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

     2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

     3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act of 1940.

     4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

     5.  Invest in any issuer for purposes of exercising control or management.

     6.  Purchase securities with legal or contractual restrictions.

     7. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

     9. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with an Equity Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

     10. Purchase any securities which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                             - Fixed Income Funds -

The following policies are applicable to the Fixed Income Funds.


A Fixed Income Fund may not:

     1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

     2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded), except that the Global Bond Fund may engage in future contracts.

     3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

     4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof, except that Government Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund may engage in put transactions.

     5.  Buy common stocks or voting securities.

     6.  Invest in any issuer for purposes of exercising control or management.

     7. With respect to the Short Intermediate Bond Fund, purchase securities with legal or contractual restrictions.

     8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

     9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Fixed Income Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

     11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.

                         - Taxable Money Market Funds -

The following policies are applicable to the Company's Taxable Money Market
Funds.

A Taxable Money Market Fund may not:

     1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

     2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

     3. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

     4. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

     5. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

     6.  Invest in any issuer for purposes of exercising control or management.

     7.  Purchase securities with legal or contractual restrictions.

     8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

     9. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     10. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a taxable Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

     11. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.


                        - Tax-Exempt Money Market Funds -

The following policies are applicable to the Company's Tax-Exempt Money Market Funds.

A Tax-Exempt Money Market Fund may not:

     1. Invest less than 80% of its total assets in securities, the interest on which is exempt from federal income tax, except during temporary defensive periods.

     2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments in marketable securities of companies engaged in such activities are not hereby precluded).

     3. Purchase the securities of any one issuer if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

         For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user. The guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued or guaranteed by the guarantor, and owned by a Tax- Exempt Money Market Fund, does not exceed 10% of the value of the Fund's total assets.

     4. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

     5. Purchase securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or where otherwise permitted by the Investment Company Act.

     6. Write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

     7.  Buy common stocks or voting securities.

     8. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

     9.  Invest in any issuer for purposes of exercising control or management.

     10. Purchase securities with legal or contractual restrictions.

     11. Purchase or retain securities of any issuer, if the Officers or Directors of the Company or the Fund's investment adviser or sub-adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     12. Underwrite the securities of other issuers, except to the extent that the purchase of debt obligations directly from an issuer thereof, in accordance with a Tax-Exempt Money Market Fund's investment objective, policies, and restrictions, may be deemed to be an underwriting.

     13. Make loans, except that each Fund may purchase or hold certain debt instruments, engage in lending of portfolio securities, in accordance with its policies and limitations, and enter into repurchase agreements, in accordance with its policies and limitations.


Non-Fundamental Investment Limitations

         The following are non-fundamental investment restrictions that may be changed by a majority of the Board of Directors.


                                  - All Funds -

     1. With regard to Restriction #2 for each Fund, all Funds have a non-fundamental investment limitation which precludes investments in oil, gas, or other mineral leases, as well as investments in real estate limited partnerships, except for readily marketable interests in real estate investment trusts.

     2. Notwithstanding the language in Restriction #8 for each Fund, each Fund currently has no intention of investing more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.


                                - Equity Funds -

         An Equity Fund's investments in warrants, valued at the lower of cost or market value, may not exceed 5% of the value of its net assets. Warrants included within this amount may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange; provided that the amount of such warrants shall not exceed 2% of the value of an Equity Fund's net assets.

                              - Core Equity Fund -
                             - Special Equity Fund -
                                  - Bond Fund -
                                - Balanced Fund -
                           - Short Term Income Fund -
                           - Government Income Fund -
                      - Intermediate Municipal Bond Fund -
                              - Global Bond Fund -
                      - Pennsylvania Municipal Bond Fund -
                       - New Jersey Municipal Bond Fund -

         Each of the above Funds may not knowingly invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice.


                              TEMPORARY INVESTMENTS

In General

         As stated in the Prospectuses relating to the Equity Funds and Tax-Exempt Money Market Funds, these Funds may invest a portion of their assets in certain "Temporary Investments." Short-term taxable investments which these Funds may utilize include fixed-income securities (such as bonds) and/or money market instruments (such as Treasury bills, certificates of deposit, commercial paper, and repurchase agreements).

         Generally, the Equity and Tax-Exempt Money Market Funds' use of such Temporary Investments is subject to certain minimum ratings by Moody's and/or S&P. These Funds may utilize Temporary Investments that are not rated by either agency if, in the opinion of their investment adviser, they are determined to be of comparable investment quality. See the "Appendix" to this Statement of Additional Information for a description of applicable ratings.

                                 -Equity Funds -
                        - Tax-Exempt Money Market Funds -

         1. Money Market Instruments. Short-term money market instruments issued in the U.S. (or abroad with respect to International Growth Fund) in which the Equity and Tax-Exempt Money Market Funds may invest temporary cash balances include bankers' acceptances, certificates of deposit, and commercial paper. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon maturity. A certificate of deposit is a negotiable certificate issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Commercial paper consists of unsecured short-term promissory notes issued by corporations and must be rated at least A-1 by S&P or Prime-1 by Moody's.

         Except for International Growth Fund, the Funds will limit their purchases of bank obligations to those of domestic branches of U.S. banks having total assets at the time of purchase of $1 billion or more.

         2. Government Obligations. The Equity and Tax-Exempt Money Market Funds may invest in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. U.S. Treasury bills and notes and obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Treasury to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         In addition, International Growth Fund may invest in the obligations of foreign governments or foreign governmental agencies deemed to be creditworthy under guidelines approved by the Company's management. Such investments may include securities issued by supranational organizations, such as the European Economic Community and the World Bank, which are chartered to promote economic development and are supported by various governments and governmental entities.

         3. Repurchase Agreements. The Equity and Tax-Exempt Money Market Funds may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, a Fund purchases securities ("collateral") from financial institutions such as banks and broker-dealers ("seller") which are deemed to be creditworthy under guidelines approved by the Funds' management, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund (plus interest) negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Custodian in the Federal Reserve's book-entry system. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Funds under the Investment Company Act.

         4. Reverse Repurchase Agreements. The Equity and Tax-Exempt Money Market Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund enters into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account liquid assets such as U.S. Government securities or liquid debt securities rated in the highest rating category and having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Funds under the Investment Company Act.

         5. Fixed-Income Securities. The Equity Funds may make short-term investments in investment-grade fixed-income debt securities (such as bonds and notes) issued by banks, corporations, and the U.S. Government or governmental entities. The Equity Funds anticipate that their investments in investment-grade debt securities will be generally in those with the most active trading markets. See the attached Appendix for a description of investment-grade securities ratings.

         In addition, International Growth Fund may invest in fixed-income investment-grade debt securities of foreign governments or foreign governmental entities. See the attached Appendix for a description of investment- grade securities ratings.


                             SPECIAL CONSIDERATIONS

                                - Equity Funds -

Common Stocks

         An investment in shares of the Equity Funds should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of securities held by an Equity Fund or the general condition of the stock markets may worsen, and the value of the securities held by the Fund and, therefore, the value of the Fund's shares may decline.

         The rights of holders of common stocks to receive payments from the issuers of such common stocks are generally inferior to those of creditors, or holders of preferred stocks of such issuers. Holders of common stocks of the type held by the Equity Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors, and have a right to participate in amounts available for distribution by the issuer upon liquidation only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks generally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, frequently on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Common stocks do not represent a secured obligation of the issuer and therefore do not offer an assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock, or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding. Thus, the value of such securities held by the Equity Funds may be expected to fluctuate.

                        - Tax-Exempt Money Market Funds -
                      - Intermediate Municipal Bond Fund -
                      - Pennsylvania Municipal Bond Fund -
                       - New Jersey Municipal Bond Fund -

Municipal Securities

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and the Funds cannot predict what legislation relating to municipal securities, if any, may be introduced in Congress in the future. It may be noted, however, that the Treasury Department has in the past proposed, as a part of general tax reform, to limit the exemption for state and local bonds to those issued for governmental purposes. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by the Funds and hence the value of their portfolios. In such an event, the Funds would re-evaluate their investment objectives and policies and consider changes in their structure or possible dissolution.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


                                  - All Funds -

         The various types of customer accounts maintained by institutional investors which may be used to purchase shares of the Funds include: Qualified Individual Retirement and Keogh Plan Accounts (for non-tax-exempt Funds); trust accounts; managed agency accounts; custodial accounts; and various other depository accounts. Investors purchasing Fund shares may include officers, directors, or employees of CoreStates Corp or its affiliated and subsidiary banks.

         A Fund may suspend the right of redemption or postpone the date of payment for Shares during any period when: (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. Upon the occurrence of any of the foregoing conditions, a Fund may also suspend or postpone the recordation of the transfer of its shares.

         In addition, a Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund's books to the transfer of, its Shares in an effort to prevent personal holding company status within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund may also make payment for redemption in portfolio securities if it appears appropriate to do so in light of the Fund's responsibilities under the Investment Company Act. See "Net Asset Value."

Rights of Accumulation

         In calculating the sales charge rates applicable to current purchases of Class A Shares of the Fixed Income and Equity Funds by a "single purchaser," the Company will cumulate current purchases at the offering price with total market value or net investment, whichever is higher, of Class A Shares which are sold subject to a sales charge ("Eligible Funds").

         The term "single purchaser" refers to (i) an individual; (ii) an individual and spouse purchasing shares of an Eligible Fund for their own account or for trust or custodial accounts for their minor children; or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21), and give the ages of such children. The Funds may amend or terminate this Right of Accumulation at any time as to subsequent purchases.

Letter of Intent

         The reduced sales charges described in the Prospectus for Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Fund which provides for the holding in escrow by the Administrator of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the market value of all their shares of the Fund, and of any of the other Funds, previously purchased and still held as of the date of their Letter of Intent toward the completion of such Letter.

                                 NET ASSET VALUE

                         - Taxable Money Market Funds -
                        - Tax-Exempt Money Market Funds -

Rule 2a-7

         Each Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities held by the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, as amended, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Money Market Fund will neither purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

         In addition, each Money Market Fund may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations ("NRSROs") or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. CoreStates Advisers will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by CoreFunds' Board of Directors. However, with respect to the Taxable Money Market Funds, the Board of Directors must approve or ratify the purchase of any unrated obligations or obligations rated by only one NRSRO.

         CoreFunds' Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and a Money Market Fund's investment objective, to stabilize such Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which a Money Market Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Rule requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include: selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; or redeeming shares in kind.


                             - Fixed-Income Funds -

         Portfolio securities which are traded both over-the-counter and on a national securities exchange are valued according to the broadest and most representative market, and it is expected that for bonds, and other fixed-income securities, this would ordinarily be the over-the-counter market. Valuation of such securities is the currently quoted bid price on each business day. When securities exchange valuations are used, the valuation will be the latest sale price on such exchange on such business day or, if there is no such reported sale, the current bid price. Short-term investments (if any) are stated at cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in a manner determined in good faith by the Board of Directors to reflect their fair market value.

         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account a variety of factors in determining fair market value.

         Even though the market prices of intermediate-term, fixed income securities tend to be relatively stable, the prices of such securities vary inversely with changes in interest rates and are therefore subject to market price fluctuations. The longer maturity a bond has, the greater the potential for fluctuations in prices.

                                    DIVIDENDS

                                - Equity Funds -

         The policy of the Growth Equity, Core Equity, Special Equity, Equity Index and Balanced Funds is to generally declare and distribute dividends from their net investment income on a quarterly basis. Distributions of any net realized long-term capital gains will be made at least annually.

         The policy of the International Growth Fund is to generally declare and distribute dividends from its net investment income periodically. Distributions of any net realized capital gains will be made at least annually.

         The shareholders of the Equity Funds have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional full or fractional shares of the respective Funds at the net asset value in effect on the reinvestment date. The Company's management believes that most investors will wish to take advantage of this privilege. The Equity Funds have, therefore, made arrangements with the Transfer Agent to have all income dividends and capital gains distributions declared by each Fund automatically reinvested in the account of each shareholder. At any time, a shareholder may request in writing to the Company or with the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such a written request, each purchase of shares of an Equity Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed to receive the dividends and distributions upon all Shares in the shareholder's account and to reinvest them in full and fractional shares of the Fund at the net asset value in effect at the close of business on the reinvestment date.

         Any dividend or capital gains distribution received by a shareholder shortly after the purchase of shares of an Equity Fund may have the effect of reducing the per share net asset value of such Shares by the amount of the dividend or distribution. Furthermore, such a dividend or distribution, although in effect a return of capital, may be subject to income taxes.

                             - Fixed-Income Funds -

         The policy of the Short Intermediate Bond, Bond, Short-Term Income, Government Income, Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds is to generally declare their net investment income on a daily basis and to make distributions to shareholders in the form of monthly dividends. The policy of Global Bond Fund is to distribute its net investment income in the form of quarterly dividends.

         Net income for dividend purposes includes (i) interest and dividends accrued and discount earned on the Funds' assets (including both original issue and market discount), less (ii) amortization of any premium on such assets and accrued expenses directly attributable to the Funds, and the general expenses (e.g., legal, auditing, and Directors' fees) of the Company prorated to each portfolio on the basis of its relative net assets. Realized and unrealized gains and losses on portfolio securities are reflected in fluctuations in net asset value. Net realized long-term capital gains (if any) are distributed at least annually.

                         - Taxable Money Market Funds -
                        - Tax-Exempt Money Market Funds -

         The policy of the Money Market Funds is to generally declare their net investment income on a daily basis and to make distributions to shareholders in the form of monthly dividends.

         Net income for dividend purposes includes (i) interest and dividends accrued (whether taxable or tax-exempt) and discount earned on a Money Market Fund's assets (including both original issue and market discount), less (ii) amortization of any premium on such assets and accrued expenses directly attributable to a Fund, and the general expenses (e.g., legal, auditing, and Directors' fees) of the Company prorated to each Fund on the basis of its relative net assets. Capital gains dividends (if any) would be calculated separately and distributed to shareholders on an annual basis.

                                  TOTAL RETURN

                                - Equity Funds -
                             - Fixed-Income Funds -

In General

         From time to time, the Funds may advertise total return on an "average annual total return" basis and on an "aggregate total return" basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 +
T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.

         The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. In addition the maximum sales charge for each Fund is deducted from the initial $1000 payment. Total return may also be shown without giving effect to any sales charges.

         The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capitals markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk vs. reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Performance

         The performance results listed below refer to results on Class Y Shares and Class A Shares (where applicable) of the Funds.


--------------------------------------------------------------------------------------------------------------------
          Fund                    Class                             Average Annual Total Return
                                                --------------------------------------------------------------------
                                                   One Year         Five Year         Ten Year           Since
                                                                                                       Inception
Equity Index Fund          Y                        25.69%            14.76%           12.42%           12.42%
                           A                          **                **               **               **
Core Equity Fund           Y                        27.88%            16.17%             **             15.81%
                           A without Load           27.78%            16.13%             **             15.78%
                           A with Load              23.61%            15.37%             **             15.17%
Special Equity Fund        Y                        36.21%              **               **             17.04%
                           A without Load           36.05%              **               **             16.98%
                           A with Load              31.58%              **               **             15.29%
Growth Equity Fund         Y                        31.36%              **               **              9.79%
                           A without Load           31.00%              **               **             12.61%
                           A with Load              26.69%              **               **             11.54%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
          Fund                    Class                             Average Annual Total Return
                                                --------------------------------------------------------------------
                                                   One Year         Five Year         Ten Year           Since
                                                                                                       Inception
International Growth       Y                        16.72%            9.75%              **              8.68%
Fund                       A without Load           16.54%            9.62%              **              8.58%
                           A with Load              12.77%            8.90%              **              8.01%
Balanced Fund              Y                        18.41%              **               **             10.77%
                           A without Load           18.13%              **               **             10.20%
                           A with Load              14.31%              **               **              9.09%
Short-Intermediate         Y                         5.05%              **               **              5.26%
Bond Fund                  A without Load            4.79%              **               **              4.60%
                           A with Load               1.39%              **               **              3.60%
Bond Fund                  Y                         4.38%            7.34%              **              7.78%
                           A without Load            4.01%            7.28%              **              7.73%
                           A with Load               0.64%            6.57%              **              7.16%
Short Term Income          Y                         4.86%              **               **              5.07%
Fund                       A without Load            4.55%              **               **              4.61%
                           A with Load               1.12%              **               **              1.54%
Government Income          Y                         4.09%              **               **              4.91%
Fund                       A without Load            3.73%              **               **              4.38%
                           A with Load               0.36               **               **              3.29%
Intermediate               Y                         4.74%              **               **              3.58%
Municipal Bond Fund        A without Load            4.48%              **               **              3.32%
                           A with Load               1.09%              **               **              2.23%
Pennsylvania               Y                         6.02%              **               **              6.42%
Municipal Bond Fund        A without Load            5.76%              **               **              6.16%
                           A with Load               2.33%              **               **              4.50%
New Jersey                 Y                         5.28%              **               **              5.89%
Municipal Bond Fund        A without Load            4.93%              **               **              5.57%
                           A with Load               1.52%              **               **              3.92%
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
          Fund                    Class                             Average Annual Total Return
                                                --------------------------------------------------------------------
                                                   One Year         Five Year         Ten Year           Since
                                                                                                       Inception
Global Bond Fund           Y                         8.00%              **               **              3.05%
                           A without Load            7.74%              **               **              2.77%
                           A with Load               4.27%              **               **              1.42%
--------------------------------------------------------------------------------------------------------------------


** Not in operation during period


                                     YIELDS

                         - Taxable Money Market Funds -
                        - Tax-Exempt Money Market Funds -

In General

         From time to time, the Funds may advertise their "current yield" and "effective compound yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Current or Seven-Day Yield

         The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) (365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The Tax-Exempt Money Market Funds may also calculate its tax equivalent yield as described below under "Taxable Equivalent Yield".

Taxable Equivalent Yield

         For a Tax-Exempt Money Market Fund, the taxable equivalent yield is determined by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt (Tax equivalent yields assume the payment of federal income taxes at a rate of 39.6%).

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an "after-tax" benefit equal to the tax-free yield provided by a Tax-Exempt Money Market Fund.

         For the 7-day period ended June 30, 1996, the Money Market Funds' current, effective and tax-equivalent yields were as follows:



---------------------------------------------------------------------------------------------------------------------
Fund                               Class            Current Yield         Effective Yield      Tax-Equivalent Yield
---------------------------------------------------------------------------------------------------------------------
Treasury Reserve                     Y                  4.84%                  4.95%                   N/A
                                     C                  4.59%                  4.69%                   N/A
Cash Reserve                         Y                  4.88%                  5.00%                   N/A
                                     C                  4.63%                  4.73%                   N/A
Tax-Free Reserve                     Y                  3.06%                  3.10%                  5.07%
                                     C                  2.81%                  2.85%                  4.65%
Elite Cash Reserve                   Y                  5.22%                  5.36%                   N/A
                                     C                    --                    --                      --
Elite Treasury Reserve               Y                  5.18%                  5.32%                   N/A
                                     C                    --                    --                      --
Elite Tax-Free Reserve               Y                  3.32%                  3.37%                  5.50%
                                     C                    --                    --                      --
---------------------------------------------------------------------------------------------------------------------


                                 - Equity Funds-
                              -Fixed Income Funds -

Thirty-day Yield

         The Equity and Fixed Income Funds may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

      Yield = 2[(A-B + 1)6 - 1]
                ---------
                   CxD

      Where:   A =    dividends and interest earned during the period
               B =    expenses accrued for the period
                          (net of reimbursements)
               C =    the average daily number of shares outstanding during
                      the period that were entitled to receive dividends
               D =    net asset value per share on the last day of the period

Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Company as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Taxable Equivalent Yield

         The tax equivalent yield for the Intermediate Municipal Bond, Pennsylvania Municipal Bond and New Jersey Municipal Bond Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of 39.6% and, if applicable, New Jersey income taxes at a rate of 6.5% and Pennsylvania income taxes at a rate of 2.8%).

         The resulting yield is what an investor generally would need to earn from a taxable investment in order to realize an "after-tax" benefit equal to the tax-free yield provided by the Fund.

For the 30-day period ended June 30, 1996, the yields on the Funds, other than the Money Market Funds, were as follows:



=======================================================================================================================
Fund                                      Class                   SEC 30-Day Yield            Tax Equivalent Yield
=======================================================================================================================
Growth Equity                               Y                           .40%                          N/A
                                            A                           .15%                          N/A
Core Equity                                 Y                          1.15%                          N/A
                                            A                           .87%                          N/A
Special Equity                              Y                          1.03%                          N/A
                                            A                           .75%                          N/A
Equity Index                                Y                          1.81%                          N/A
                                            A                            --                            --
International Growth                        Y                            --                            --
                                            A                            --                            --
-----------------------------------------------------------------------------------------------------------------------



=======================================================================================================================
Fund                                      Class                   SEC 30-Day Yield            Tax Equivalent Yield
=======================================================================================================================
Balanced                                    Y                           2.90%                          N/A
                                            A                           2.57%                          N/A
Short-Intermediate Bond                     Y                           4.10%                          N/A
                                            A                           3.73%                          N/A
Bond                                        Y                           6.63%                          N/A
                                            A                           6.15%                          N/A
Short-Term Income                           Y                           5.69%                          N/A
                                            A                           5.28%                          N/A
Government Income                           Y                           6.51%                          N/A
                                            A                           6.05%                          N/A
Intermediate Municipal                      Y                           6.30%                        10.43%
Bond                                        A                           5.81%                         9.62%
Pennsylvania Municipal                      Y                           5.26%                         8.71%
Bond                                        A                           4.50%                         7.45%
New Jersey Municipal                        Y                           4.28%                         7.09%
Bond                                        A                           3.91%                         6.47%
Global Bond                                 Y                           6.19%                          N/A
                                            A                           5.74%                          N/A
==========================================================================================================================


                     ADDITIONAL INFORMATION CONCERNING TAXES

                                  - All Funds -

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In General

         The Company's policy is to distribute as dividends substantially all of its net investment company income (whether taxable or tax-exempt) and any net realized long-term capital gains to shareholders each year.

         Information as to the tax status of distributions to shareholders will be furnished at least annually by each Fund. Investors considering purchasing shares of any Fund should consult competent tax counsel regarding the state and local, as well as federal, tax consequences before investing.

Tax Status of the Funds

         Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Company's other Funds. Each Fund intends to qualify in its current taxable year as a "regulated investment company" ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify as a RIC, each Fund must distribute dividends each year equal to at least the aggregate of (i) 90% of its tax-exempt interest income, net of certain deductions, and (ii) 90% of its investment company taxable income, if any. In addition, each Fund must meet numerous tests regarding derivation of gross income and diversification of assets.

         Specifically, a Fund must meet two income requirements. First it must derive at least 90% of its gross income each taxable year from certain specified investment sources, such as dividends, interest, and gains from the sale of stock or securities. Second, a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months. In addition, each Fund must diversify its assets such that at the close of each fiscal quarter of the Fund's taxable year, at least 50% of the value of its assets is made up of cash and cash items, U.S. government securities, securities of other RICs, and certain other securities, such "other" securities being limited with respect to each issuer to an amount not greater than 10% of the outstanding voting securities of such issuer and not more than 5% of the value of the Fund's assets. Finally, at the close of each fiscal quarter of the Fund's taxable year, no more than 25% of the value of its assets may be invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         While none of the Money Market or Fixed Income Funds expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses), any Fund that does realize such gains will distribute them at least annually. A Fund will have no tax liability with respect to distributed gains and the distributions will be taxable to Fund shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gains dividends in a written notice mailed by each Fund to shareholders not later than sixty days after the close of the Fund's taxable year.

         If a shareholder recognizes a loss on the disposition of shares held six months or less with respect to which the shareholder has received a capital gains distribution, the loss will be treated as a long-term capital loss to the extent of the amount of the capital gains distributions received.

         A non-deductible, 4% federal excise tax will be imposed on any regulated investment company that does not distribute to investors in each calendar year an amount equal to (i) 98% of its calendar year ordinary income,
(ii) 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending October 31, and (iii) 100% of any undistributed ordinary income or capital gain net income from the prior year. Each Fund intends to declare and pay dividends and any capital gains distributions so as to avoid imposition of the federal excise tax.

         If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICS, all of the taxable income of that Fund will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders). In such event, all dividend distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to shareholders to the extent of the Fund's earnings and profits, and such dividend distributions would be eligible for the dividends-received deduction for corporate shareholders.

         Generally, the Funds are required to withhold 31% of ordinary income dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations and in certain other circumstances. Shareholders who are not otherwise subject to back-up withholding may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to back-up withholding.

                        - Tax-Exempt Money Market Funds -
                      - Intermediate Municipal Bond Fund -
                      - Pennsylvania Municipal Bond Fund -
                       - New Jersey Municipal Bond Fund -

         As described herein and in the Prospectuses relating to the Tax-Exempt Money Market Funds, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and New Jersey Municipal Bond Fund, each of these Funds is designed to provide investors with current tax-exempt interest income and is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt shareholders and plans, since such shareholders and plans would not gain any additional benefit from the Funds' dividends being tax-exempt.

         In addition, the Funds may not be appropriate investments for entities which are "substantial users" (or related to substantial users) of facilities financed by "private activity bonds" or industrial development bonds. For these purposes, the term "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in a trade or business.

         Each Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax. Current federal tax law limits the types and volume of bonds qualifying for federal income tax exemption of interest, which may have an effect on the ability of the funds to purchase sufficient amounts of tax-exempt securities to satisfy this requirement. Exempt interest dividends are excludable from shareholders' gross income for regular federal income tax purposes but may have collateral federal income tax consequences. Exempt-interest dividends may be subject to the alternative minimum tax (the "AMT") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The AMT and the Environmental Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986 will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in a corporate shareholder's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

         The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85 percent of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's modified adjusted gross income (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Issuers of bonds purchased by a Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt- interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

          The percentage of total dividends paid by each Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares will generally not be deductible for federal income tax purposes. Any loss on the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

         In addition, while each of these Funds will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Fund will be distributed. In general, a Fund's investment company taxable income would include interest income received from Temporary Investments (as defined herein), plus any net short-term capital gains realized by the Fund, subject to certain adjustments and excluding net long-term capital gains for the taxable year over the net short-term capital losses, if any, for such year ("net capital gains"). To the extent such income is distributed by a Fund (whether in cash or additional Shares), it will generally be taxable to shareholders as ordinary income. Additionally, any net capital gains distributed to shareholders will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares.

                              DESCRIPTION OF SHARES

                                  - All Funds -

         The Company's Articles of Incorporation authorize the Board of Directors to issue up to 30 billion full and fractional shares of Common Stock. The Company presently consists of twenty-one portfolios, each having an institutional class of shares (Class Y) and an individual class of shares (Class A or Class C), as listed below:


Class of Shares        # of Shares            Fund
---------------        -----------            ----
Class Y                1 billion              Cash Reserve

Class C                1 billion              Cash Reserve

Class Y                1.25 billion           Treasury Reserve

Class C                1.25 billion           Treasury Reserve

Class Y                50 million             Equity Fund

Class A                50 million             Equity Fund

Class Y                25 million             International
                                              Growth Fund

Class A                25 million             International
                                              Growth Fund

Class of Shares        # of Shares            Fund
---------------        -----------            ----

Class Y                500 million            Equity Index Fund

Class A                500 million            Equity Index Fund

Class Y                100 million            Growth Equity Fund

Class A                100 million            Growth Equity Fund

Class Y                100 million            Short-Intermediate
                                              Bond Fund

Class A                100 million            Short-Intermediate
                                              Bond Fund

Class Y                250 million            Tax-Free Reserve

Class C                250 million            Tax-Free Reserve

Class Y                100 million            Balanced Fund

Class A                100 million            Balanced Fund

Class Y                100 million            Government Income Fund

Class A                100 million            Government Income Fund

Class Y                100 million            Intermediate Municipal Bond Fund

Class A                100 million            Intermediate Municipal Bond Fund

Class Y                25 million             Global Bond Fund

Class A                25 million             Global Bond Fund

Class Y                100 million            Pennsylvania Municipal Bond Fund

Class A                100 million            Pennsylvania Municipal Bond Fund

Class Y                100 million            New Jersey Municipal Bond Fund

Class A                100 million            New Jersey Municipal Bond Fund

Class Y                750 million            Elite Cash Reserve

Class C                750 million            Elite Cash Reserve

Class Y                250 million            Elite Treasury Reserve

Class C                250 million            Elite Treasury Reserve

Class Y                1 billion              Elite Government Reserve

Class C                1 billion              Elite Government Reserve

Class Y                250 million            Elite Tax-Free Reserve

Class C                250 million            Elite Tax-Free Reserve

Class Y                1 billion              Special Equity Fund

Class of Shares        # of Shares             Fund
---------------        -----------             ----

Class A                1 billion               Special Equity Fund

Class Y                1 billion               Bond Fund

Class A                1 billion               Bond Fund

Class Y                1 billion               Short Term Income Fund

Class A                1 billion               Short Term Income Fund



         Previously, Class A Shares and Class C Shares were known as Series B Shares while Class Y Shares were known as Series A Shares. CoreFunds has changed their designation to conform to the standard designations suggested by the Investment Company Institute.

         The Board of Directors may classify or reclassify any authorized but unissued shares of the Company into one or more additional portfolios or series of shares within a portfolio.

         Shares have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses relating to the Funds and in this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund and the Company's other portfolios, of any general assets not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. In the case of a Rule 12b-1 distribution plan, approval by a series would be effectively acted upon only if approved by a majority of the outstanding shares of the series of a Fund having such a distribution plan. However, Rule 18f-2 also provides that the ratification of independent auditors, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by shareholders of the Company voting together without regard to class or series.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of all of the Funds (voting together without regard to class or series).

                             DIRECTORS AND OFFICERS

                                  - All Funds -

         The names and general background information of the Company's Directors and Executive Officers are set forth below:

         ERIN ANDERSON (6/10/55) - Director - Professor of Marketing, INSEAD, Fountainebleu, France since 1994; Associate Professor of Marketing, The Wharton School of the University of Pennsylvania, 1981- 1994.

         EMIL J. MIKITY (8/31/28) - Director - Retired; Senior Vice President Investments, Atochem North America, 1979-1989.

         GEORGE H. STRONG (7/15/26) - Director - Financial Consultant since 1985; Director and Senior Vice President, Universal Health Services, Inc., 1979-1984.

         THOMAS J. TAYLOR (1/26/39) - Director - Consultant; Chairman, Conestoga Funds since 1995 and a Trustee 1990-1995; Trustee of Community Heritage Fund since 1993.

         CHERYL H. WADE (11/7/47) - Director - Associate General Secretary and Treasurer, American Baptist Churches since 1993; Treasurer, the Ministers and Missionaries Benefit Board, American Baptist Churches, 1990-1993.

         DAVID LEE (4/16/52) - President, Chief Executive Officer - Senior Vice President of the Administrator and Distributor since 1993; Vice President of the Administrator and Distributor since 1991; President, GW Sierra Trust Funds prior to 1991.

         JAMES W. JENNINGS (1/15/37) - Secretary - Partner of the law firm of Morgan, Lewis & Bockius LLP since 1970.

         KEVIN P. ROBINS (4/15/61) - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI Corporation and the Distributor since 1994; Vice President and Assistant Secretary of the Administrator and the Distributor, 1992-1994; Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

         SANDRA K. ORLOW (10/18/53) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

         KATE STANTON (11/18/58) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) before 1994.

         TODD CIPPERMAN (2/14/66) - Vice President, Assistant Secretary - Mr. Cipperman has been Vice President and Assistant Secretary of SEI Corporation since November 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballentine. Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn.

         MARC H. CAHN (6/19/57) - Vice President, Assistant Secretary - Mr. Cahn has been Vice President and Assistant Secretary of SEI Corporation since July 1996. From 1995 to 1996, Mr. Cahn served as Special

         Counsel to Barclays Bank. Prior to 1995, he was counsel for First Fidelity Bancorporation; Associate, Morgan, Lewis & Bockius LLP (law firm) prior thereto.

         JOSEPH M. LYDON (9/27/59) - Vice President - Mr. Lydon has been Director of Business Administration -Fund Resources, a division of SEI Corporation since November 1995. From 1989 to April 1995, Mr. Lydon was Vice President of Fund Group. Vice President of the Advisor - Dreman Value Management, L.P. and President of Dreman Financial Services, Inc.

         STEPHEN G. MEYER (7/12/65) - Controller - CPA - 1995 to Present. Director, Internal Audit and Risk Management, SEI, 1992 to 1995. Coopers & Lybrand, Senior Associate, 1990 to 1992. Vanguard Group of Investments, Internal Audit Supervisor prior to 1990.

         The Directors of the Company receive fees and expenses for each meeting of the Board of Directors attended, and an annual retainer. During the fiscal year ended June 30, 1996, the Company paid a total of $143,000 on behalf of the Funds to its Directors. No officer or employee of the Administrator or Distributor receives any compensation from the Company for acting as a director of the Company, and the officers of the Company receive no compensation from the Company for performing the duties of their offices. Morgan, Lewis & Bockius LLP, of which Mr. Jennings is a partner, receives legal fees as counsel to the Company. The Directors and Officers of the Company as a group own less than 1% of the outstanding shares of each Fund.

         The following Compensation table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex respectively, for the year ended June 30, 1996.



                               COMPENSATION TABLE
=============================================================================================================================

(1)                                 (2)                       (3)                       (4)               (5)
Name of                             Aggregate                 Pension or                Estimated         Total Compensation
Person,                             Compensation              Retirement                Annual            From Registrant
Position                            From Registrant           Benefits Accrued          Benefits          and Fund Complex
                                    for the fiscal            as Part of Fund           Upon              Paid to Directors
                                    year ended                Expenses                  Retirement        for the fiscal year
                                    June 30, 1996                                                         ended June 30, 1996
=============================================================================================================================

Erin Anderson,                      $28,600                   0                         0                 $28,600
Director

Emil J. Mikity,                     $28,600                   0                         0                 $28,600
Director

George H. Strong,                   $28,600                   0                         0                 $28,600
Director

Thomas J. Taylor,                   $28,600                   0                         0                 $28,600
Director

Cheryl H. Wade,                     $28,600                   0                         0                 $28,600
Director
=============================================================================================================================

                         PRINCIPAL HOLDERS OF SECURITIES


                             - Growth Equity Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Growth Equity Fund:



                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

  Patterson & Co.                      8,208,282.8530               94.56%
  PNB Personal Trust Accounting
  P.O. Box 7829
  Philadelphia, PA  19101-7829

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Growth Equity Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                      25,999.8970                 11.10%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829


                              - Core Equity Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Core Equity Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                    22,144,239.4120               91.95%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Core Equity Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   National Financial Services Corp.    156,470.1210               24.14%
   For Exclusive Use of our Customers
   200 Liberty Street, 4th Fl.
   One World Financial Center
   New York, NY  10008-3908

                             - Special Equity Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Special Equity Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     5,166,082.0530               95.22%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class A Shares of the Special Equity Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   NFSC                                  23,470.7680                 22.45%
   One World Financial Center
   P.O. Box 3908
   Church Street Station
   New York, NY  10008-3908

   State Street Bank and                  5,436.5610                  5.20%
   Trust Company
   for the IRA Rollover of
   Bernard J. Daney
   121 Park Lane
   Wilmington, DE  19807-2129

                              - Equity Index Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of the Equity Index Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     5,338,357.2250               87.25%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

                          - International Growth Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of International Growth Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     9,381,105.0170               97.33%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829


         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of International Growth Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Mark E. Stalnecker &                  13,948.2330                 9.20%
   Susan M. Stalnecker JTTEN
   9 Briarcrest Drive
   Wallingford, PA  19086-6710

                                - Balanced Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Balanced Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     8,196,476.3280               96.02%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

                        - Short-Intermediate Bond Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Short-Intermediate Bond Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     15,080,846.9590              90.86%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Short-Intermediate Bond Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   National Financial Services Corp.     32,560.9640                10.61%
   For Exclusive Use of our Customers
   200 Liberty St., 4th Fl.
   One World Financial Center
   New York, NY  10281-1003



                                  - Bond Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Bond Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                    19,092,222.6580               97.33%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829


         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Bond Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   NFSC                                  22,049.3610                17.87%
   One World Financial Center
   P.O. Box 3908
   Church Street Station
   New York, NY  10008-3908

   Meridian Trust Company                 9,697.3150                 7.88%
   for IRA Rollover of
   Shiras E. Holmes
   8761 W. Barkhurst Drive
   Pittsburgh, PA  15237-4183

   CoreStates Bank NA                     7,231.8640                 5.86%
   Cust for the Rollover IRA of
   Jane M. Rodel
   926 Avenue B
   Langhorne, PA  19047-3805

                      - Intermediate Municipal Bond Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Intermediate Municipal Bond
Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                       63,130.5510                94.78%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829


         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Intermediate Municipal Bond
Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Joseph T. Oprocha &                   6,944.9460                 7.47%
   Theresa E. Oprocha JTTEN
   107 Snyder Avenue
   Philadelphia, PA  19148

   Frank B. Holst &                      5,885.5480                 6.33%
   E. Joan Holst JTTEN
   2218 Oak Terrace
   Lansdale, PA  19446

   Thomas Glenn                          5,512.8650                 5.93%
   827 North 63rd Street
   Philadelphia, PA  19151

   Joanne V. Palestini &                 5,878.1310                 6.33%
   Joseph F. Palestini ITTEN
   753 Manatawa Avenue
   Philadelphia, PA  19128

   National Financial Services Corp.     5,040.2780                 5.42%
   For Exclusive Use of Our Customers
   200 Liberty Street, 4th Floor
   1 World Financial Center
   New York, NY  10281

   Irene Sungaila                        5,129.4170                 5.52%
   5214 Burton Street
   Philadelphia, PA  19124

                           - Short Term Income Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Short Term Income Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     2,499,479.5560              84.35%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

   Meridian Trust Co. TTEE               454,770.0440              15.35%
   FBO Knauf Fiber Glass GMBH
   Attn. Kathleen M. Szmborski
   501 Washington Street
   Reading, PA  19601-3416

         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Short Term Income Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   CoreStates Bank NA                    8,612.9130                98.60%
   Cust for the Rollover IRA of
   John M. Ennis
   206 Emerald Avenue
   Reading, PA  19606-1450

                           - Government Income Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Government Income Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     1,871,902.5340               99.20%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829


         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Government Income Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Jean Taxin                            8,400.3320                  6.49%
   5005 Woodbine Avenue
   Philadelphia, PA  19131

   CoreStates Bank NA C/F IRS            7,499.9820                  5.79%
   of Donald A. Fleck
   32 Summit Circle
   Churchville, PA  18966

                      - Pennsylvania Municipal Bond Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Pennsylvania Municipal Bond
Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Dr. Vernon F. Alibert &              180,742.9970                19.31%
   Dolores V. Alibert
   1420 Conchester Highway
   Boothwyn, PA  19061

   Patterson & Co.                      712,494.5100                76.13%
   PNB Personal Trust Acctg
   P.O. Box 7829
   Philadelphia, PA  19101

         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of Pennsylvania Municipal Bond
Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   National Financial Services Corp.    17,758.9520                  21.43%
   For The Benefit of Our Customers
   One World Financial Center
   P.O. Box 3908
   Church Street Station
   New York, NY  10008-3908

   George W. Grosz                       4,644.0030                   5.60%
   Dorothy M. Grosz JT WROS
   533 S. Waterloo Rd.
   Devon, PA  19333-1729

   Lee B. Kirts                          4,323.8420                   5.22%
   Celine Kirts JJ WROS
   451 Knightsbridge LN
   Hatfield, PA  19440-3603

                       - New Jersey Municipal Bond Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of New Jersey Municipal Bond
Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                      123,813.7170                98.97%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class A Shares of New Jersey Municipal Bond
Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Nathan J. Bershanoff                  8,072.9160                 29.46%
   5251 Garden Avenue
   Pennsauken, NJ  08109

   Mary Manchur &                        2,404.7250                  8.77%
   Jean Kent JTTEN
   19 Thatchers Road
   Frenchtown, NJ  08225

   Almira E. Brinser &                   2,287.6660                  8.35%
   Everett L. Brinser JTTEN
   802 Chestnut Avenue
   Laurel Springs, NJ  08021

   Deborah L. Brett                      2,091.9310                  7.63%
   Randall P. Brett JTTEN
   7 Sherman Court
   Plainsboro, NJ  08536-2332

   Andria Hildebrand                     1,930.9480                  7.05%
   Wilfred C. Hildebrand JTTEN
   211 S. Main Street
   Pennington, NJ  08534

   Valerie A. Kern                       1,674.5140                  6.11%
   Helmut O. Kern JTTEN
   5 Trinity Pl.
   Jackson, N.J.  08527-1821

   Francis L. Bates                      1,926.6110                  7.03%
   P.O. Box 250
   Port Norris, NJ  08349-0250

   Joyce H. Ongradi                     1,453.8770                   5.31%
   116 Ingleside Ave.
   Pennington, NJ  08534-3101

   Joseph Gizelbach                     2,901.3540                  10.59%
   Adelaide C. Gizelbach JTTEN
   14 Winding Way Rd.
   Stratford, NJ  08084-1914

                                - Cash Reserve -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Cash Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                    777,597,413.7000              91.58%
   P.O. Box 7618 FC9-1-17
   Attn: Jim Quinlan
   Philadelphia, PA  19101-7618

                              - Treasury Reserve -

         As of April 16, 1996, the following accounts were holders of record of 5% or more of the outstanding Class Y Shares of Treasury Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                    565,615,651.4600              62.88%
   P.O. Box 7618 FC9-1-17
   Attn:  Jim Quinlan
   Philadelphia, PA  19101-7618

   The Bank of New York               96,814,774.2200               10.76%
   One Wall Street, 5th Floor/STIF
   New York, NY  10286-0001

   First Union National Bank          82,296,885.0000                9.15%
   401 S. Tryon St., 3rd Floor
   Charlotte, NC  28202-1911


         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class C Shares of Treasury Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     9,904,355.3100               62.60%
   P.O. Box 7618 FC9-1-17

   Attn:  Jim Quinlan
   Philadelphia, PA  19101-7618

   Kessler & Cohen                      938,769.7700                 5.93%
   Attn:  Stewart Cohen
   1705 Two Penn Center
   JFK Blvd./15th St.
   Philadelphia, PA  19102


                              - Tax-Free Reserve -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Tax-Free Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                    107,822,967.7500              94.08%
   P.O. Box 7618 FC9-1-17
   Attn: Jim Quinlan
   Philadelphia, PA  19101

         As of September 23, 1996, the following accounts were holders of record of 5% or more of the outstanding Class C Shares of Tax-Free Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Richard E. Meyers                    988,189.5800                26.96%
   Donna I. Meyers, JT TEN
   517 Monroe Rd.
   Merion, PA  19066-1017

   Marietta E. Williams                 236,050.0200                 6.44%
   RD2 Box 141
   Elverson, PA  19520-9435

   Elizabeth R. Cabine POA              200,078.00                   5.46%
   Eleanor P. Jester
   2135 Concord Pike
   Wilmington, DE  19803-2906

   Gregory J. Blazic                    199,412.2800                 5.44%
   Lellus L. Blazic JT TEN
   P.O. Box 603 Country Club Road
   Valley Forge, PA  19482-0603

   Philip J. Harvey                     196,943.7000                 5.37%
   2 Flyway Drive
   Newton Square, PA  19073-3008

               - Elite Cash Reserve (formerly Fiduciary Reserve) -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding shares of Elite Cash Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                    391,765,240.5000                100%
   P.O. Box 7618 FC9-1-17
   Attn:  Jim Quinlan
   Philadelphia, PA  19101

        - Elite Treasury Reserve (formerly Fiduciary Treasury Reserve) -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding shares of Elite Treasury Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     25,509,460.0500                100%
   P.O. Box 7618 FC9-1-17
   Attn:  Jim Quinlan
   Philadelphia, PA  19101

        - Elite Tax-Free Reserve (formerly Fiduciary Tax-Free Reserve) -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding shares of Elite Tax-Free Reserve:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     99,768,072.3200                100%
   P.O. Box 7618 FC9-1-17
   Attn:  Jim Quinlan
   Philadelphia, PA  19101

                              - Global Bond Fund -

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class Y Shares of Global Bond Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   Patterson & Co.                     3,314,876.7150               96.67%
   PNB Personal Trust Accounting
   P.O. Box 7829
   Philadelphia, PA  19101-7829

         As of September 23, 1996, the following account was a holder of record of 5% or more of the outstanding Class A Shares of Global Bond Fund:

                                      Amount of Record         Percent of Total
        Name                             Ownership            Shares Outstanding
        ----                          ----------------        ------------------

   CoreStates Bank N.A. C/F IRA of       5,827.3890                 35.82%
   A. Gilbert Heebner
   2 Etienne Arbordeau
   Berwyn Baptist Road
   Devon, PA  19333

   James W. Jennings                     4,598.5230                 28.27%
   2000 One Logan Square
   Philadelphia, PA 19103

   CoreStates Bank NA C/F IRA of         2,716.3990                 16.70%
   Allen Luke
   17 Bennett Court
   East Brunswick, NJ  08816

                               INVESTMENT ADVISER

                                  - All Funds -

         CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp ("CoreStates Corp"), is the Company's investment adviser.

         The services provided and the expenses assumed by CoreStates Advisers as investment adviser, as well as the fees payable to it, are described in the Funds' Prospectuses.

         CoreStates Corp is a bank holding company registered under the Bank Holding Company Act. CoreStates Corp is engaged through its principal subsidiary, CoreStates Bank (a national banking association), in commercial, international and consumer banking, and in providing trust services. CoreStates Corp, through other direct and indirect subsidiaries also provides consumer financing, factoring, commercial financing, and financial advisory services. The principal executive offices of CoreStates Corp are located at 1500 Market Street, Philadelphia, Pennsylvania 19102.

         In April 1996, CoreStates Corp acquired Meridian Bancorp. Pursuant to this acquisition, CoreFunds merged the Conestoga Fund portfolios into CoreFunds Family of Mutual Funds. In particular, the Conestoga Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Intermediate Income, Pennsylvania Tax-Free Bond, Balanced and International Equity Funds were merged into existing comparable CoreFunds portfolios with the successor entity remaining the CoreFunds portfolio. In addition, the Conestoga Special Equity, Bond and Short Term Income Funds were merged into newly-created CoreFunds shell portfolios in order to continue that operation. The shareholders of each of the CoreFunds' portfolios approved new investment advisory agreements with CoreStates Advisors as well as new investment sub-advisory agreements with all existing sub-advisors to the Funds.
 In connection with the International Growth Fund, shareholders also approved the addition of Aberdeen Fund Managers, Inc. ("Aberdeen Managers") as an investment sub-advisor within the contract of a multiple manager system.

Glass-Steagall Act

         CoreStates Corp and its banking subsidiaries are permitted to perform the services contemplated by the investment advisory agreements with the Funds and to engage in certain activities in connection with the investment of their customer accounts in Class A or Class C Shares of the Funds without violating the federal banking law commonly referred to as the Glass-Steagall Act, or other applicable banking laws or regulations. Future changes to any of these laws or regulations or administrative or judicial interpretations of such laws or regulations, however, could prevent or restrict CoreStates Corp (and its banking subsidiaries) from performing such services. If CoreStates Advisers were thereby prohibited from serving as investment adviser to the Funds, the Board of Directors would promptly seek to retain another qualified investment adviser for the Funds.


The Investment Advisory Agreements

         The Investment Advisory Agreements between each Fund and CoreStates Advisers provide that CoreStates Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with its performance under the respective Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CoreStates Advisers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the Investment Advisory Agreements will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of each Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to the Investment Advisory Agreements or interested persons (as defined in the Investment Company Act) of any party to the Investment Advisory Agreements, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreements are terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the respective Funds, or by CoreStates Advisers. The Investment Advisory Agreements also terminate automatically in the event of their assignment, as defined in the Investment Company Act.

Investment Advisory Fees

For the fiscal years ended June 30, 1994, 1995 and 1996, the Funds paid the following investment advisory fees to CoreStates:



====================================================================================================================
                                            Advisory Fees Paid                         Advisory Fees Waived
                                 -----------------------------------------------------------------------------------
                                    1994          1995           1996           1994           1995           1996
====================================================================================================================
Growth Equity Fund                $320,583      $386,678       $728,921       $248,000       $193,333        $84,312
Core Equity Fund                   121,274       199,645      1,973,776         44,569         51,162              0
Special Equity Fund                      *             *         25,955              *              *        573,349
Equity Index Fund                   73,135        85,692        182,967        219,716        259,535        365,435
International Growth               664,153       861,592        964,647         85,107         57,439         20,021
Balanced Fund                      134,678       240,853        441,222        145,819        133,801        106,546
Short-Intermediate
Bond Fund                          183,014       203,083        267,327        106,631         87,019        137,169
Bond Fund                                *             *        457,043              *              *        509,285
--------------------------------------------------------------------------------------------------------------------


====================================================================================================================
                                             Advisory Fees Paid                         Advisory Fees Waived
                                 -----------------------------------------------------------------------------------
                                    1994           1995           1996          1994           1995           1996
====================================================================================================================
Short Term Income
Fund                                     *             *         55,281              *              *        108,344
Intermediate Municipal
Bond Fund                                0         2,752            871              0          6,425          5,571
Governmental Income
Fund                                10,608        22,528         49,103         38,912         33,796         23,318
Pennsylvania
Municipal Bond Fund                      0             0              0            361         10,956         22,299
New Jersey Municipal
Bond Fund                                0             0              0            788          8,045          7,888
Global Bond Fund                    41,845        77,740        145,856         41,845         77,729         45,157
Cash Reserve                     1,182,826     1,196,254      1,825,668      1,505,298      1,522,489      1,236,846
Treasury Reserve                 1,067,724     1,039,138      1,694,725      1,358,926      1,322,599      1,101,807
Tax-Free Reserve                   197,246       172,635        208,997        252,250        219,739        134,575
Elite Treasury
Reserve**                                0             0              0        104,101        109,215         96,785
Elite Cash Reserve **                    0             0              0      2,179,755      2,011,375      1,892,127
Elite Tax-Free                           0             0              0        409,628        424,166        405,929
Reserve**
====================================================================================================================

*   Not in operation during such period.
** Formerly the Fiduciary Reserve, Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve, respectively.

                                  SUB-ADVISERS

                          - International Growth Fund -

         Martin Currie, Inc. ("Martin Currie"), a subsidiary of Martin Currie, Ltd., and Aberdeen Fund Managers, Inc. ("Aberdeen Managers") a subsidiary of Aberdeen Trust, PLC, are the International Growth Fund's sub-advisers.

         Martin Currie, Ltd., through its various subsidiaries, performs various investment advisory services for a number of open- and closed-end mutual funds, investment trusts, unit trusts, offshore funds, pension funds, foundations, charities and individual accounts. The Groups current assets under management total over $7.5 billion. The Martin Currie offices are located in Saltire Court, 20 Castle Terrace, Edinburgh, Scotland.

         Aberdeen Trust PLC performs various investment advisory services for a number of Investment Trusts, Unit Trusts, Institutional Funds and Individual Clients. Current assets under management total over $4 billion. The Aberdeen Trust PLC offices are located at 10 Queens Terrace, Aberdeen AB9 1QJ Scotland and Aberdeen Managers officers are located at Nations Bank Tower, 22nd Floor, Ft. Lauderdale, Florida 33396.

         The services provided and the expenses assumed by Martin Currie and Aberdeen Managers as sub- advisers, as well as the fees payable to them, are described in the Prospectuses relating to International Growth Fund.

The International Growth Sub-Advisory Agreement

         The International Growth Sub-Advisory Agreement between CoreStates Advisers and Martin Currie provides that Martin Currie shall not be liable for any error of judgment or mistake of law or for any loss suffered by International Growth Fund in connection with its performance under this Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Martin Currie in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the International Growth Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of International Growth Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. The International Growth Sub-Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, by CoreStates Advisers, or by Martin Currie. The International Growth Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

         The International Growth Sub-Advisory Agreement between CoreStates Advisers and Aberdeen Managers provides that Aberdeen Managers shall not be liable for any error of judgment or mistake of law or for any loss suffered by International Growth Fund in connection with its performance under this Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Aberdeen Managers in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the International Growth Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of International Growth Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. The International Growth Sub-Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, by CoreStates Advisers, or by Aberdeen Managers. The International Growth Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

                              - Global Bond Fund -

             Analytic o TSA International, Inc. ("Analytic") is the
                      sub-adviser to the Global Bond Fund.

         Analytic is a specialist manager of fixed income securities and cash for institutional investors. Based in London, England, it is a wholly-owned subsidiary of United Asset Management Corporation of Boston, Massachusetts, whose assets under management currently exceed $130 billion. Analytic is a member of the Investment Management Regulatory Organization, one of the regulatory bodies approved by the UK Government, and its activities are regulated accordingly.

The Global Bond Sub-Advisory Agreement

         The Global Bond Sub-Advisory Agreement between CoreStates Advisers and Analytic provides that Analytic shall not be liable for any error of judgment or mistake of law or for any loss suffered by Global Bond Fund in connection with its performance under this Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of Analytic in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

         Unless sooner terminated, the Global Bond Sub-Advisory Agreement will remain in effect from year to year if such continuance is approved at least annually by CoreFunds' Board of Directors, or by vote of a majority of the outstanding shares of Global Bond Fund (as defined in the Prospectuses), and by a majority of the Directors who are not parties to this Sub-Advisory Agreement or interested persons (as defined in the Investment Company Act) of any party to this Sub-Advisory Agreement, by vote cast in person at a meeting called for such purpose. The Global Bond Sub-Advisory Agreement is terminable at any time on sixty days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, by CoreStates Advisers, or by Analytic. The Global Bond Sub-Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act.

                             PORTFOLIO TRANSACTIONS

                                  - All Funds -

In General

         Pursuant to the Funds' respective advisory agreements, CoreStates Advisers and/or the sub-advisers with regard to the International Growth and Global Bond Funds (collectively, the "Advisers") determine which securities are to be sold and purchased by each Fund and which brokers are to be eligible to execute the portfolio transactions. Fund securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of certain portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Advisers generally seeks competitive spreads or commissions, each Fund may not necessarily pay the lowest spread or commission available on each transaction for reasons discussed below.

         Allocation of security transactions, including their frequency, to various dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, broker/dealers who provide supplemental investment research to the Advisers may receive orders for transactions by a Fund, although consideration of such supplemental investment research is not applicable with respect to Equity Index Fund. Information so received is in addition to and not in lieu of services required to be performed by the Advisers, nor would the receipt of such information reduce the Advisers' fees. Such information may be useful to the Advisers in serving the Funds as well as their other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their respective obligations to the Funds. In addition, the Funds may direct commission business to one or more designated broker/dealers, including the Distributor or an affiliate of the Adviser, in connection with such broker/dealer's payment of certain of the Fund's expenses.

         A Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisers, the Administrator, the Distributor, or their affiliates, and will not give preference to any correspondents of the Advisers with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements. However, a Fund may, on a non-preferential basis, enter into such transactions with institutional investors who purchase shares of a Fund on behalf of their customers. However, absent exemptive relief, a Fund will not engage in such activities if prohibited from doing so by Section 17(a) of the Investment Company Act.

         Investment decisions for each Fund are made independently from those for any other investment portfolios or accounts ("accounts") managed by the Advisers. Such accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Advisers believe to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain the best execution.

         As provided by their respective Agreements, in making investment recommendations for a Fund, the Advisers will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale by a Fund is another commercial customer of any of the Advisers and, in dealing with their other commercial customers, the Advisers will not inquire or take into consideration whether securities of those customers are held by a Fund.

         It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, or an affiliate of the Adviser for a commission in conformity with the Investment Company Act, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Company expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Company for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Company may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Company or payment of certain Company expenses (e.g., custody, pricing and professional fees). The Directors, including those who are not "interested persons" of the Company, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

         In addition, the Tax-Exempt Funds and Intermediate Municipal Bond Fund may participate, if and when practicable, in bidding for the purchase of municipal securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when CoreStates Advisers, in its sole discretion, believes such practice to be in the best interests of these Funds.

Brokerage Commissions

For the fiscal year ended June 30, 1996, the Funds paid the following brokerage commissions:


================================================================================
        Fund                                             Brokerage Commissions

Growth Equity Fund                                             $170,726
Core Equity Fund                                             $1,422,984
Special Equity Fund                                            $218,638
Equity Index Fund                                               $91,443
International Growth Fund                                      $351,779
Balanced Fund                                                  $100,170
--------------------------------------------------------------------------------

Portfolio Turnover

         It is not a policy of the Funds to purchase or sell securities for trading purposes. However, the Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Generally, the Funds will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the Equity Funds' annual portfolio turnover rates will not exceed 100%. A 100% turnover rate would occur, for example, if all of a portfolio's securities are replaced within a one year period. With respect to the Fixed Income Funds, the annual portfolio turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. The portfolio turnover rate for the Global Bond Fund during its first year of operation could be as high as 400%. With the exception of Global Bond, however, it is expected that the annual turnover rate for the Fixed Income Funds will not exceed 250%.

         High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. As a general rule, net gains are distributed to shareholders and will be taxable at ordinary income tax rates, for federal income tax purposes, regardless of long- or short-term capital gains status. See "Distributions" and "Taxes" for more information on taxation. The tables set forth in "Financial Highlights" present the Fund's historical portfolio turnover rates.

                                  ADMINISTRATOR

                                  - All Funds -

         SEI Fund Resources ("SFR" or "Administrator") generally assists in supervising the operation of the Funds pursuant to an Administration Agreement. The respective fees payable to the Administrator are described in the Funds' Prospectuses.

The Administration Agreement

         Under the terms of the Administration Agreement, the Administrator provides the Company with administrative services (other than investment advisory services) including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         The Administrator, a Delaware business trust, has its principal business offices at Oaks, PA 19456. SFR, a wholly-owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interest in the Administrator. SEI, its subsidiaries, and the Administrator are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., FMB Funds, Inc., Marquis Funds(R),

Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust, and Turner Funds.

Administration Fees


==========================================================================================================================
                                         Administrative Fees Paid                    Administrative Fees Waived
--------------------------------------------------------------------------------------------------------------------------
                                        1994           1995           1996           1994           1995          1996

Growth Equity Fund                    $116,502       $123,731       $173,479     $  73,176      $  69,600        $97,589
Core Equity Fund                        34,108         53,535        424,851        21,186         30,067        100,744
Special Equity Fund                          *              *         70,780             *              *          7,265
Equity Index Fund                      112,341        137,868        219,368        70,393         77,861        123,395
International Growth Fund              144,204        183,805        196,933        89,940        103,392        110,774
Balanced Fund                           62,159         85,636        130,685        38,369         48,169         64,801
Short-Intermediate Bond
Fund                                    89,032         92,840        128,526        55,791         52,211         73,722
Bond Fund                                    *              *        217,319             *              *         34,028
Short Term Income Fund                       *              *         36,257             *              *          5,897
Government Income Fund                  14,856         18,024         23,175         9,904         10,139         13,035
Intermediate Municipal
Bond Fund                                2,665          2,937          2,058         3,994          1,652          1,158
Pennsylvania Municipal
Bond Fund                                    0              0              0           180          5,478         11,150
New Jersey Municipal
Bond Fund                                    0              0              0           394          4,023          3,944
Global Bond Fund                        21,878         41,460         51,101        12,993         23,318         28,488
Treasury Reserve                       745,911        755,724        966,980       467,414        425,121        536,353
Cash Reserve                           825,937        869,998      1,035,263       518,125        489,371        582,385
Tax Free Reserve                       137,980        125,548        110,075        86,767         70,639         76,537
Elite Treasury Reserve**                22,988         24,029         22,923        29,256         30,578         28,626
Elite Cash Reserve**                   479,759        442,499        457,125       610,315        563,185        532,139
Elite Tax-Free Reserve**                90,162         93,316        100,007       114,765        118,767        118,626
==========================================================================================================================

========================================================================================== =============================

*     Not in operation during period.
** Formerly the Fiduciary Reserve, Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve, respectively.


                                   DISTRIBUTOR

                                  - All Funds -

         SEI Financial Services Company (the "Distributor") acts as Distributor of the Company's shares pursuant to a Distribution Agreement. Shares of each Fund are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. The Distributor is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. As Distributor, the Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of a Fund

(excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of preparing, printing, and distributing all sales literature. No compensation is payable by the Company to the Distributor for its distribution services pursuant to the Distribution Agreement.

         The Company has adopted a Distribution Plan (the "Plan") for those Funds offering Class A and Class C Shares. The Plan provides for the payment by the Company to the Distributor of up to .25% of the average daily net assets of each Class A and Class C Shares to which the Plan is applicable. The Distributor is authorized to use this fee as compensation for its distribution-related services and as service payments to certain securities broker/dealers and financial institutions which enter into shareholder servicing agreements or broker agreements (collectively, the "Service Agreements") with the Distributor. Pursuant to the Service Agreements, the securities broker/dealers and financial institutions will provide shareholder servicing administrative services, including such services as: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires;
(vi) answering routine customer inquiries concerning their investments in the Shares offered in connection with this 12b-1 Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Funds on behalf of customers; (x) forwarding certain shareholder communications from the Funds (such as proxies, Shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules or regulations. The actual fee paid to a securities broker/dealer or financial institution will be based upon the extent and quality of the services provided.

         Continuance of the Plan must be approved annually by shareholders or by a majority of the Directors of the Company and by a majority of the Directors who are not interested persons (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement relating to the Plan (the "Qualified Directors"). The Plan requires that quarterly reports of such expenditures be furnished to and reviewed by the Directors. The Plan may not be amended to materially increase the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund series. All material amendments of the Plan require approval by a majority of the Directors of the Company and the Qualified Directors.

         For the fiscal year ended June 30, 1996, the distributor received distribution fees (which amount solely represents sales expenses) on the following Funds:

================================================================================
             Funds                          Class               Amount Received
Growth Equity Fund                            A                    $ 6,154
Core Equity Fund                              A                     14,524
Special Equity Fund                           A                        203
International Growth Fund                     A                      5,111
Balanced Fund                                 A                      6,744
Short-Intermediate Bond Fund                  A                      5,560
Bond Fund                                     A                      2,227
Short Term Income Fund                        A                         11
Government Income Fund                        A                      3,299
Intermediate Municipal Bond Fund              A                      2,536
Pennsylvania Municipal Bond Fund              A                        510
New Jersey Municipal Bond Fund                A                        284
Global Bond Fund                              A                        423
Cash Reserve                                  C                     47,230
Treasury Reserve                              C                     51,148
Tax-Free Reserve                              C                      4,718
--------------------------------------------------------------------------------

                          CUSTODIAN AND TRANSFER AGENT

                                  - All Funds -

Custodian Agreement

         Cash and securities owned by each Fund are held by CoreStates Bank as the Company's Custodian pursuant to a Custodian Agreement. Under the Custodian Agreement, CoreStates Bank (i) holds each Fund's securities and cash items, (ii) makes receipts and disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of the Funds' securities, and (iv) performs other related services. CoreStates Bank may, in its discretion and at its own expense, open and maintain a sub-custody account or employ a sub-custodian on behalf of the Funds investing exclusively in the United States and may, with the Fund's Board approval and at the expense of the Funds, employ sub-custodians on behalf of the Funds who invest in foreign countries provided that CoreStates Bank shall remain liable for the performance of all of its duties under the Custodian Agreement.

Transfer Agency Agreement

         State Street Bank and Trust Company (the "Transfer Agent") provides each Fund with transfer agency, dividend disbursing, custodial services for certain retirement plans, agency services in connection with certain other activities and accounting services under the terms of the Transfer Agency and Service Agreement. Under this Agreements, the Transfer Agent has agreed to (i) issue and redeem shares of each Fund, (ii) forward dividends and distributions to shareholders, (iii) maintain each Fund's books of original entry, (iv) maintain shareholder accounts, (v) compute the Funds' net asset value per share and calculate the Funds' net income, and (vi) perform other related services.

Fees

         For the services provided under the retail Transfer Agency Agreement, the Transfer Agent may receive fees from each Fund. Such fees are based upon relative asset values and shareholder accounts, and may include certain transaction charges and out-of-pocket expenses.


                                    EXPENSES

                                  - All Funds -

         Except as noted herein and in the Funds' Prospectuses, each Fund's service contractors bear all expenses incurred in connection with the performance of their services. Similarly, the Funds bear the expenses incurred in their own operations. Expenses borne by the Funds include taxes (including preparation of returns), interest, brokerage fees and commissions, if any, fees of the Company's Directors, SEC fees, state securities qualification fees (including preparation of filings), costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Fund shareholders, charges of the Custodian and the Transfer Agent, outside auditing and legal expenses, investment advisory and administrative fees, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholder reports and shareholder meetings, and any extraordinary expenses incurred in the Funds' operations.

         The aggregate rates of the investment advisory, sub-advisory, and administrative fees payable to the Advisers and the Distributor are not subject to reduction as the Funds' net assets increase. However, if total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser(s) and the Distributor will reimburse the Fund by the amount of such excess in proportion to their respective fees.

         Certain of each Fund's expenses may be reduced because the regulations in various states where Fund Shares may be qualified for sale impose limitations on the annual expense ratio of a Fund. For example, under California law, a Fund's aggregate annual expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) may not exceed 2.5% of the first $30 million of its average daily net assets; 2.0% of the next $70 million of average daily net assets; and 1.5% of average daily net assets in excess of $100 million. The Funds may also seek to qualify their Shares in other jurisdictions which impose expense limitations.

         To the Company's knowledge, as of the date hereof, there are no state expense limitations applicable to any Fund. Any future expense reimbursements required to be paid by the Advisers and the Distributor would be estimated daily and reconciled and paid on a monthly basis.

                                  LEGAL COUNSEL

                                  - All Funds -

         Morgan, Lewis & Bockius LLP (of which Mr. Jennings, Secretary of the Company, is a partner), 2000 One Logan Square, Philadelphia, Pennsylvania 19103, is counsel to the Company and has passed upon certain matters in connection with these offerings. From time to time, Morgan, Lewis & Bockius LLP has rendered legal services to the Administrator, Distributor and CoreStates Corp.

                                  MISCELLANEOUS

                                  - All Funds -

         The Company is registered with the SEC as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of any Fund.

         The Funds' Prospectuses and this Statement of Additional Information omit certain of the information contained in the Company's Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Funds' Prospectuses and this Statement of Additional Information do not constitute an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                                    APPENDIX

                                  - All Funds -

                                Rated Investments

Bonds

         Excerpts from Moody's Investors Service, Inc. ("Moody's") descriptions of its three highest bond ratings:

         "Aaa": Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa": Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A": Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa": Bonds which are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Modifiers 1, 2, or 3: Moody's applies numerical modifiers with respect to bonds rated "Aa" or "A". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         Excerpts from Standard & Poor's Corporation ("S&P") descriptions of its three highest bond ratings:

         "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         "AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         "A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB": Debt rated "BBB" has an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         Plus (+) or Minus (-): To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Notes

         The following summarizes the highest ratings assigned by Moody's to municipal notes and variable rate demand obligations:

         "MIG-1/VMIG-1": Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

         The following summarizes the two highest ratings assigned by S&P to municipal notes:

         "SP-1": This is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2": Issues of this rating display a satisfactory capacity to pay interest and repay principal, although to a lesser degree than "SP-1" issues.

Commercial Paper

         Commercial paper ratings of Moody's are current assessments of the ability of issuers to repay punctually senior debt obligations which have an original maturity of no more than one year.

         "Prime-1": The rating "Prime-1", or "P-1", is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term debt obligations.

         "Prime-2": The rating "Prime-2", or "P-2", indicates that the issues (or related supporting institutions) have a strong capacity for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         "A-1": This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2": This rating indicates that capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." Among other types of municipal securities, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments such as municipal bonds, industrial development bonds and pollution control bonds, provided (for the Tax-Exempt Money Market Funds) they have remaining maturities of 397 days or less at the time of purchase.

                              FINANCIAL STATEMENTS

                                  - All Funds -

         The Company's Financial Statements for the fiscal period ended June 30, 1996, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. In addition, the Company's unaudited financial statements for the period ended December 31, 1996, including the notes thereto, are herein incorporated by reference. Copies of the 1996 Annual Report and the 1996 Semi-Annual Report must accompany the delivery of this Statement of Additional Information.

PART C.           OTHER INFORMATION

Item 24.          Financial Statements

Part A       Financial Highlights
Part B       The following audited financial statements as of June 30, 1996 and the report of Ernst & Young LLP dated August 16, 1996 are hereby incorporated by reference to the Statement of Additional
             Information from Form N-30D, the Annual Report of
             Shareholders, as filed with the Securities and Exchange
             Commission on August 29, 1996 with Accession Number
             0000935069-96-000106

             Schedule of Investments
             Statement of Assets and Liabilities
             Statement of Operations
             Statement of Changes in Net Assets
             Financial Highlights
             Notes to Financial Statements

             The following unaudited financial statements as of December 31, 1996 are hereby incorporated by reference to the Statement of Additional Information from Form N-30D, the Semi-Annual Report of Shareholders, as filed with the Securities and Exchange Commission on February 28, 1997 with Accession Number 752761-97-000002

             Schedule of Investments
             Statement of Assets and Liabilities
             Statement of Operations
             Statement of Changes in Net Assets
             Financial Highlights
             Notes to Financial Statements

         (b)      Exhibits:

                  (1)      (a)      Articles of Incorporation dated
                                    September 11, 1984 originally filed as
                                    Exhibit (1) of Registrant's Registration
                                    Statement on Form N-1A, filed with the
                                    Securities and Exchange Commission on
                                    September 11, 1984 and incorporated by
                                    reference to Exhibit (1)(a) of
                                    Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (b) Articles of Amendment dated March 29, 1985 to Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(b) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 22, 1985 and incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (c) Articles Supplementary dated March 29, 1985 to Articles of Incorporation dated September 11, 1984 originally filed as Exhibit(1)(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 22, 1985 and incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (d) Articles of Amendment dated June 30, 1987 to Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(d) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 30, 1987 and incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (e) Articles Supplementary dated March 30, 1989 to Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(e) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and

                                    Exchange Commission on April 3, 1989 and incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (f) Articles Supplementary dated December 18, 1990 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (1)(f) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (g) Articles Supplementary dated September 3, 1991 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1991 and incorporated by reference to Exhibit (1)(g) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (h) Articles Supplementary dated December 18, 1992 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(h) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30, 1993 and incorporated by reference to Exhibit (1)(h) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (i) Articles Supplementary dated June 26, 1992 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(i) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 27, 1993 and incorporated by reference to Exhibit (1)(i) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (j) Articles Supplementary dated September 25, 1992 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(j) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 27, 1993 and incorporated by reference to Exhibit (1)(j) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (k) Articles Supplementary dated November 8, 1993 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(j) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 30, 1993 and incorporated by reference to Exhibit (1)(k) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (l) Articles of Transfer dated November 23, 1993 originally filed as Exhibit (1)(k) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 30, 1993 and incorporated by reference to Exhibit (1)(l) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (m) Articles Supplementary dated December 15, 1993 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(l) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 30, 1993 and incorporated by reference to Exhibit (1)(m) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (n) Articles Supplementary dated April 14, 1994 to Registrant's Articles of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(m) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 28, 1994 and incorporated by reference to Exhibit (1)(n) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (o) Articles of Amendment dated March 6, 1996 to Registrant's Articles of Incorporation dated September 11, 1984, are incorporated by reference to Exhibit (1)(n) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 14, 1996.

                           (p) Articles Supplementary dated March 29, 1996 to Registratant's Articles of Incorporation dated September 11, 1984, are incorporated by reference to Exhibit (1)(o) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 14, 1996.

                           (q) Certificate of Correction dated April 30, 1996 to Registrant's Articles Supplementary dated March 29, 1996 is incorporated by reference to Exhibit (1)(q) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                           (r) Certificate of Correction dated July 31, 1996 to Registrant's Articles Supplementary dated March 29, 1996 is incorporated by reference to Exhibit (1)(r) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                           (s) Articles Supplementary dated July 31, 1996 to Registrant's Articles of Incorporation dated September 11, 1984 is incorporated by reference to Exhibit (1)(s) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                           (t) Articles Supplementary dated August 12, 1996 to Registrant's Articles of Incorporation dated September 11, 1984 are incorporated by reference to Exhibit (1)(t) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                           (u) Articles of Amendment dated August 12, 1996 to Registrant's Articles of Incorporation dated September 11, 1984 is incorporated by reference to Exhibit (1)(u) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                  (2)      (a)      By-Laws as approved and adopted by
                                    Registrant's Board of Directors originally filed as Exhibit (2) of Registrant's
                                    Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 11, 1984 and incorporated by reference to Exhibit (2)(a) of
                                    Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (b) By-Laws as amended, restated and adopted by Registrant's Board of Directors on September 8, 1987 originally filed as Exhibit (2) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 9, 1988 and incorporated by reference to Exhibit (2)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (c) By-Laws as amended, restated and adopted by Registrant's Board of Directors on September 3, 1991 originally filed as Exhibit (2) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1991 and incorporated by reference to Exhibit (2)(c) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                  (3)               None.

                  (4)      (a)      Specimen certificate for Class A Common
                                    Stock is incorporated herein by reference to Exhibit (4)(a) of Post-Effective Amendment
                                    No. 7 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 9,
                                    1988.

                           (b) Specimen certificate for Class B Common Stock is incorporated herein by reference to Exhibit (4)(b) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 9, 1988.

                           (c) Specimen certificate for Class C Common Stock is incorporated herein by reference to Exhibit (4)(c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

                           (d) Specimen certificate for Class D Common Stock is incorporated herein by reference to Exhibit (4)(d) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.
                           (e) Specimen certificate for Class E Common Stock is incorporated herein by reference to Exhibit (4)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

                           (f) Specimen copy of share certificate for Class F Common Stock is incorporated by reference to Exhibit (4)(f) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

                           (g) Specimen copy of share certificate for Class G Common Stock is incorporated by reference to Exhibit (4)(g) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

                           (h) Specimen copy of share certificate for Class H Common Stock is incorporated by reference to Exhibit (4)(h) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

                           (i) Specimen copy of share certificate for Class I Common Stock is incorporated by reference to Exhibit (4)(i) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

                           (j) Specimen copy of share certificate for Class J Common Stock is incorporated by reference to Exhibit (4)(j) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

                           (k) Specimen copy of share certificate for Class K Common Stock is incorporated by reference to Exhibit (4)(k) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

                    (5)    (a)      Investment Advisory Agreement between
                                    Registrant and New Jersey National Bank
                                    dated August 2, 1985 originally filed as Exhibit (5) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on
                                    Form N-1A, filed with the Securities and Exchange Commission on May 22, 1985 and incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (b) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. dated June 23, 1987 originally filed as Exhibit (5)(b) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 30, 1987 and incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (c) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. dated December 5, 1989 with respect to CoreFund International Growth Fund originally filed as Exhibit (5)(c) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(c) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (d) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. dated December 5, 1989 with respect to CoreFund Equity Fund originally filed as Exhibit (5)(d) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(d) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (e) Sub-Investment Advisory Agreement between Registrant and Cashman, Farrell and Associates dated December 5, 1989 originally filed as Exhibit (5)(e) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(e) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (f) Sub-Investment Advisory Agreement between Registrant and Martin Currie, Inc. dated December 5, 1989 originally filed as Exhibit
                                    (5)(f) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(f) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (g) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Equity Index Fund dated March 25, 1991 originally filed as Exhibit (5)(g) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(g) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (h) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Growth Equity Fund dated March 25,
                                    1991 originally filed as Exhibit (5)(h) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(h) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (i) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Short Intermediate Bond Fund dated March 25, 1991 originally filed as Exhibit (5)(i) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(i) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (j) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Fiduciary Tax-Free Reserve dated March 25, 1991 originally filed as Exhibit (5)(j) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(j) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (k) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Tax-Free Reserve dated March 25, 1991 originally filed as Exhibit (5)(k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(k) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (l) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Fiduciary Treasury Reserve dated March 25, 1991 originally filed as Exhibit (5)(k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(l) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (m) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Balanced Fund dated September 15, 1992 originally filed as Exhibit (5)(m) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30, 1993 and incorporated by reference to Exhibit (5)(m) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (n) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Government Income Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5)(k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

                           (o) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Intermediate-Term Municipal Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5)(k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

                           (p) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Global Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit
                                    (5)(k) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

                           (q) Sub-Advisory Agreement between CoreStates Investment Advisers, Inc. and Alpha Global Fixed Income Managers, Inc. with respect to Global Bond Fund dated December 15, 1993 originally filed as Exhibit (5)(q) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 30, 1993 and incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (r) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to Pennsylvania Municipal Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit
                                    (5)(i) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with Securities and Exchange Commission on January 24, 1991.

                           (s) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to New Jersey Municipal Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit
                                    (5)(i) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

                           (t) Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Elite Cash Reserve, CoreFund Elite Government Reserve and CoreFund Elite Treasury Reserve dated June 21, 1994 originally filed as Exhibit (5)(t) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 28, 1994 and incorporated by reference to Exhibit (5)(t) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (u) Proposed Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to CoreFund Special Equity Fund, CoreFund Bond Fund and CoreFund Short-Term Income Fund is incorporated herein by reference to Exhibit
                                    (5)(u) of Post-Effective Amendment No. 24 to
                                    Registrant's Registration Statement on Form
                                    N-1A, as filed with the Securities and
                                    Exchange Commission on January 2, 1996.

                           (v) Form of Investment Advisory Agreement between Registrant and CoreStates Investment Advisers, Inc. with respect to all Funds dated April 12, 1996 is incorporated by reference to Exhibit (5)(v) of

                                    Post-Effective Amendment No. 30 to
                                    Registrant's Registration Statement on Form
                                    N-1A as filed with the Securities and
                                    Exchange Commission on October 23, 1996.

                           (w) Sub-Advisory Agreement between CoreStates Investment Advisers, Inc. and Alpha Global Fixed Income Managers, Inc. dated April 12, 1996 with respect to the Global Bond Fund is incorporated by reference to Exhibit (5)(w) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                           (x) Sub-Investment Advisory Agreement between CoreStates Investment Advisers, Inc. and Martin Currie, Inc. dated April 12, 1996 with respect to the International Growth Fund is incorporated by reference to Exhibit
                                    (5)(x) of Post-Effective Amendment No. 30 to
                                    Registrant's Registration Statement on Form
                                    N-1A as filed with the Securities and
                                    Exchange Commission on October 23, 1996.

                           (y) Sub-Investment Advisory Agreement between CoreStates Investment Advisers, Inc. and Aberdeen Fund Managers, Inc. dated April 12, 1996 with respect to the International Growth Fund is incorporated by reference to Exhibit (5)(y) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                    (6)    (a)      Distribution Agreement between Registrant
                                    and Fairfield Group, Inc. dated August 2,
                                    1985 originally filed as Exhibit (6) of Pre-
                                    Effective Amendment No. 1 to Registrant's
                                    Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 22, 1985 and incorporated by reference to Exhibit (6)(a) of
                                    Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (b) Distribution Agreement between Registrant and SEI Financial Services Company originally filed as Exhibit (6)(b) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 31, 1992 and incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                    (7)                     None.

                    (8)    (a)      Custodian Agreement between Registrant and
                                    First Pennsylvania Bank N.A. dated July 24,
                                    1985 originally filed as Exhibit (8) of Pre-
                                    Effective Amendment No. 2 to Registrant's
                                    Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 1, 1985 and incorporated by reference to Exhibit (8)(a) of
                                    Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (b) Custodian Agreement between Registrant and Philadelphia National Bank dated May 20, 1987 originally filed as Exhibit (8)(b) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 30, 1987 and incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (c) Custodian Agreement between Registrant and CoreStates Bank, N.A. dated June 2, 1995, is incorporated by reference to Exhibit (8)(c) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 14, 1996.

                    (9)    (a)      Amended Administration Agreement between
                                    Registrant and Fairfield Group, Inc. dated
                                    March 6, 1990 originally filed as Exhibit
                                    (9)(a) of Post-Effective Amendment No. 12 to
                                    Registrant's Registration Statement on Form
                                    N-1A, filed with the Securities and Exchange
                                    Commission on October 31, 1991 and
                                    incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (b) Transfer Agency Agreement between Registrant and First Pennsylvania Bank n.a. dated July 24, 1985 originally filed as Exhibit (9)(b) of Pre-Effective Amendment No. 2, to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 1, 1985 and incorporated by reference to Exhibit (9)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (c) Amended Transfer Agency Agreement between First Pennsylvania Bank n.a. and Fund/Plan Services, Inc., dated December 31, 1985 originally filed as Exhibit (9)(c) of Post-Effective Amendment No.

                                    1 to Registrant's Registration Statement on
                                    Form N-1A, filed with the Securities and Exchange Commission on February 5, 1986 and incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (d) Retail Transfer Agency Agreement between Registrant and SEI Financial Management Corporation originally filed as Exhibit
                                    (9)(d) of Post-Effective Amendment No. 14 to
                                    Registrant's Registration Statement on Form
                                    N-1A, filed with the Securities and Exchange
                                    Commission on August 31, 1992 and
                                    incorporated by reference to Exhibit (9)(d) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (e) Administration Agreement between Registrant and SEI Financial Management Corporation dated October 30, 1992, as amended dated June 1, 1995, originally filed as Exhibit
                                    (9)(e) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30, 1993 and incorporated by reference to Exhibit (9)(e) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (f) Transfer Agent and Shareholder Services Agreement between Registrant and SEI Financial Management Corporation dated March 4, 1993 originally filed as Exhibit
                                    (9)(f) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30, 1993 and incorporated by reference to Exhibit (9)(f) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (g) Transfer Agent Agreement between the Registrant and State Street Bank and Trust Company dated November 16, 1995, is incorporated by reference to Exhibit (9)(g) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A as filed with the Securities and exchange Commission on May 14, 1996.

                    (10) Opinion and consent of Morgan, Lewis & Bockius LLP, filed under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                    (11)    (a)     Consent of Ernst & Young LLP is filed
                                    herewith.

                            (b) Consent of Coopers & Lybrand LLP is filed herewith.

                    (12) Financial Statements and Auditor's Report as found in the CoreFunds, Inc. 1996 Annual Report to Shareholders are filed herewith.

                    (13) Purchase Agreement dated July 24, 1985 between Registrant and Fairfield Group, Inc. originally filed as Exhibit (13) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 1, 1985 and incorporated by reference to Exhibit (13) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                    (14)            None.

                    (15)            None.

                    (16)   (a)      Schedules for computation of performance
                                    quotations provided in response to Item 22 of the Registration Statement originally filed as Exhibit (16) of Post-Effective
                                    Amendment No. 12 to Registrant's
                                    Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1991 and incorporated by reference to Exhibit (16)(a) of
                                    Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                           (b) Schedules of computation of performance are incorporated by reference to Exhibit
                                    (16)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

                    (17)            Financial Data Schedules are filed herewith.

                    (18) Rule 18f-3 Plan originally filed as Exhibit 18 of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 27, 1995 and incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                    (24)  (a)       Powers of Attorney for Mr. Emil J. Mikity,
                                    Mr. George H. Strong, and Professor Erin
                                    Anderson, Directors of Registrant, and David
                                    G. Lee, President of Registrant originally filed as Exhibit (24) of Post-Effective
                                    Amendment No. 21 to the Registrant's
                                    Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 28, 1994 and incorporated by reference to Exhibit (24)(a) of
                                    Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                         (b) Powers of Attorney for Mr. Carmen Romeo, Treasurer and Assistant Secretary of Registrant, and Ms. Jean Young, Controller of Registrant originally filed as Exhibit
                                    (24)(b) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 15, 1994 and incorporated by reference to Exhibit (24)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

                         (c) Powers of Attorney for Cheryl H. Wade and Thomas J. Taylor are incorporated herein by reference to Exhibit 24(c) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on July 12, 1996.



Item 25.            Persons Controlled by or under Common Control with
                    Registrant

                    None.

Item 26.            Number of Holders of Securities

                    As of April 8, 1997 the number of record holders of each class of securities of the Registrant was:


         Title of Class                                 Number of Record Holders
         --------------                                 ------------------------

         Cash Reserve -- Class Y                                   481
         Cash Reserve -- Class C                                  1127
         Treasury Reserve -- Class Y                               176
         Treasury Reserve -- Class C                               313
         Elite Cash Reserve -- Class Y                               6
         Elite Tax-Free Reserve -- Class Y                           6
         Tax-Free Reserve -- Class Y                                25
         Tax-Free Reserve -- Class C                               108
         Elite Treasury Reserve -- Class Y                           6
         Short-Intermediate Bond Fund -- Class Y                    47
         Short-Intermediate Bond Fund -- Class A                   294

         Bond Fund -- Class Y                                       13
         Bond Fund -- Class A                                      293
         Short Term Income Fund -- Class Y                          13
         Short Term Income Fund -- Class A                          32
         Core Equity Fund -- Class Y                                57
         Core Equity Fund -- Class A                              1709
         Special Equity Fund -- Class Y                             13
         Special Equity Fund -- Class A                            523
         International Growth Fund -- Class Y                       30
         International Growth Fund -- Class A                      429
         Equity Index Fund -- Class Y                             1431
         Equity Index Fund -- Class A                              590
         Growth Equity Fund -- Class Y                              65
         Growth Equity Fund -- Class A                             623
         Balanced Fund -- Class Y                                   32
         Balanced Fund -- Class A                                  560
         Government Income Fund -- Class Y                          22
         Government Income Fund -- Class A                         127
         Intermediate Municipal Bond Fund -- Class Y                12
         Intermediate Municipal Bond Fund -- Class A                64
         Global Bond Fund -- Class Y                                11
         Global Bond Fund -- Class A                                31
         Pennsylvania Municipal Bond Fund -- Class Y                10
         Pennsylvania Municipal Bond Fund -- Class A                94
         New Jersey Municipal Bond Fund -- Class Y                  11
         New Jersey Municipal Bond Fund -- Class A                  23

Item 27.            Indemnification

                    Article VII, Section 3 of the Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1) hereto, and Article VI, Section 2 of Registrant's ByLaws, filed as Exhibit (2) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of the Registrant's principal underwriter, custodian, and transfer agent is provided for, respectively, in Section
                    1.11 of the Distribution Agreement, incorporated by reference as Exhibit (6) hereto, Sections 3, 18, and 19 of the Custodian Agreement, incorporated by reference as Exhibit (8)(b) hereto, and Sections 14, 37, and 38 of the Transfer Agency Agreement, incorporated by reference as Exhibit (9)(b) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, its investment adviser or principal underwriter against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties as director, officer, employee, investment adviser, or principal underwriter, or by reason of his reckless disregard of the duties involved in the conduct of his office or under the advisory or underwriting agreement with Registrant. Registrant will comply with Rule 484 under the

                    Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.            Business and Other Connections of Investment Adviser

                    CoreStates Investment Advisers, Inc. ("CoreStates Advisers") is a subsidiary of CoreStates Bank, N.A., which is itself a subsidiary of CoreStates Financial Corp. CoreStates Financial Corp is a bank holding company registered under the Bank Holding Company Act. CoreStates Financial Corp is engaged through its principal subsidiaries, CoreStates Bank, N.A., a national banking association, and Hamilton Bank, a Pennsylvania banking institution, in commercial, international and consumer banking and in providing trust services. CoreStates Financial Corp through other direct and indirect subsidiaries also provides consumer financing, factoring and commercial financing and financing advisory services. As of ____________ , 1996, CoreStates Financial Corp had total assets of over $_______________ (pro forma). The principal executive office of CoreStates Financial Corp is located at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. To the knowledge of Registrant, none of the directors or officers of CoreStates Advisers except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation, or employment of a substantial nature, except that certain directors and officers of CoreStates Advisers also hold various positions with, and engage in business for, CoreStates Advisers, or its subsidiaries. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of CoreStates Advisers who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:

         SEI Daily Income Trust                        July 15, 1982
         SEI Liquid Asset Trust                        November 29, 1982
         SEI Tax Exempt Trust                          December 3, 1982
         SEI Index Funds                               July 10, 1985
         SEI Institutional Managed Trust               January 22, 1987
         SEI International Trust                       August 30, 1988
         Stepstone Funds                               January 30, 1991
         The Advisors' Inner Circle Fund               November 14, 1991
         The Pillar Funds                              February 28, 1992
         CUFUND                                        May 1, 1992
         STI Classic Funds                             May 29, 1992
         First American Funds, Inc.                    November 1, 1992
         First American Investment Funds, Inc.         November 1, 1992
         The Arbor Fund                                January 28, 1993
         1784 Funds(R)                                 June 1, 1993
         The PBHG Funds, Inc.                          July 16, 1993
         Marquis Funds(R)                              August 17, 1993
         Morgan Grenfell Investment Trust              January 3, 1994
         The Achievement Funds Trust                   December 27, 1994
         Bishop Street Funds                           January 27, 1995
         CrestFunds, Inc.                              March 1, 1995
         STI Classic Variable Trust                    August 18, 1995
         ARK Funds                                     November 1, 1995
         Monitor Funds                                 January 11, 1996
         FMB Funds, Inc.                               March 1, 1996
         SEI Asset Allocation Trust                    April 1, 1996
         Turner Funds                                  April 28, 1996
         SEI Institutional Investments Trust           June 14, 1996
         First American Strategy Funds, Inc.           October 1, 1996
         HighMark Funds                                February 15, 1997
         Armada Funds                                  March 8, 1997

         SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.



                               Position and Office                                      Positions and Offices
Name                           with Underwriter                                         with Registrant
----                           -------------------                                      ---------------------

Alfred P. West, Jr.            Director, Chairman & Chief Executive Officer                      --
Henry H. Greer                 Director, President & Chief Operating Officer                     --
Carmen V. Romeo                Director, Executive Vice President & Treasurer                    --
Gilbert L. Beebower            Executive Vice President                                          --
Richard B. Lieb                Executive Vice President,
                               President-Investment Services Division                            --
Leo J. Dolan, Jr.              Senior Vice President                                             --
Carl A. Guarino                Senior Vice President                                             --
Jerome Hickey                  Senior Vice President                                             --
Larry Hutchison                Senior Vice President                                             --
Steven Kramer                  Senior Vice President                                             --
David G. Lee                   Senior Vice President                                          President
William Madden                 Senior Vice President                                             --
Jack May                       Vice President                                                    --
A. Keith McDowell              Senior Vice President                                             --
Dennis J. McGonigle            Senior Vice President                                             --
Hartland J. McKeown            Senior Vice President                                             --
Barbara J. Moore               Senior Vice President                                             --
James V. Morris                Senior Vice President                                             --
Steven Onofrio                 Senior Vice President                                             --
Kevin P. Robins                Senior Vice President, General Counsel & Secretary         Vice President &
                                                                                         Assistant Secretary
Robert Wagner                  Senior Vice President                                             --
Patrick K. Walsh               Senior Vice President                                             --
Kenneth Zimmer                 Senior Vice President                                             --
Robert Aller                   Vice President                                                    --
Marc H. Cahn                   Vice President & Assistant Secretary                              --
Gordon W. Carpenter            Vice President                                                    --
Todd Cipperman                 Vice President & Assistant Secretary                       Vice President &
                                                                                         Assistant Secretary
Robert Crudup                  Vice President & Managing Director                                --
Ed Daly                        Vice President                                                    --
Jeff Drennen                   Vice President                                                    --
Mick Duncan                    Vice President & Team Leader                                      --
Vic Galef                      Vice President & Managing Director                                --
Kathy Heilig                   Vice President                                                    --
Michael Kantor                 Vice President                                                    --
Samuel King                    Vice President                                                    --
Kim Kirk                       Vice President & Managing Director                                --
Donald H. Korytowski           Vice President                                                    --
John Krzeminski                Vice President & Managing Director                                --
Robert S. Ludwig               Vice President & Team Leader                                      --
Vicki Malloy                   Vice President & Team Leader                                      --
Carolyn McLaurin               Vice President & Managing Director                                --
W. Kelso Morrill               Vice President                                                    --


                                      C-19





Barbara A. Nugent              Vice President & Assistant Secretary                              --
Sandra K. Orlow                Vice President & Assistant Secretary                        Vice President &
                                                                                         Assistant Secretary
Donald Pepin                   Vice President & Managing Director                                --
Larry Pokora                   Vice President                                                    --
Kim Rainey                     Vice President                                                    --
Paul Sachs                     Vice President                                                    --
Mark Samuels                   Vice President & Managing Director                                --
Steve Smith                    Vice President                                                    --
Daniel Spaventa                Vice President                                                    --
Kathryn L. Stanton             Vice President & Assistant Secretary                       Vice President &
                                                                                        Assistant Secretary
Wayne M. Withrow               Vice President & Managing Director                                --
William Zawaski                Vice President                                                    --
James Dougherty                Director of Brokerage Services                                    --



Item 30.       Location of Accounts and Records

      (1) CoreStates Investment Advisers, Inc., PNB Building, Broad and Chestnut Streets, Philadelphia, PA 19101 (records relating to its functions as investment adviser).

      (2) SEI Fund Resources, Oaks, PA 19456 (records relating to its function as administrator).

      (3) SEI Financial Services Corporation, Oaks, PA 19456 (records relating to its function as distributor).

      (4) CoreStates Bank, N.A., 510 Walnut Street Mail Stop FC 1-9-7-2, Philadelphia, PA 19106 (records relating to its functions as custodian).

      (5) State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (records relating to its functions as transfer agent).

      (6) Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, PA 19103 (Articles of Incorporation, By-Laws, and Minute Books).

Item 31.       Management Services

               None.

Item 32.      Undertakings

      Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Directors of their desire to communicate with shareholders of the Registrant, the Directors will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

      Registrant undertakes to hold a meeting of shareholders for the purpose of voting upon the questions of removal of a Director(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connections with such Investment Company Act of 1940 relating to shareholder communications.

      Registrant undertakes to furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, ("1933 Act"), and the Investment Company Act of 1940, as amended, has duly caused this Post-Effective Amendment No. 31 to Registration Statement No. 2-93214 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 10th day of April, 1997.


                                            COREFUNDS, INC.


                                            /s/ David G. Lee
                                            -----------------------------------
                                            David G. Lee
                                            President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 31 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


/s/ David G. Lee              President & Chief                  April 10, 1997
----------------------        Executive Officer
David G. Lee


/s/ Stephen G. Meyer          Controller &                       April 10, 1997
----------------------        Chief Financial Officer
Stephen G. Meyer


*                             Director                           April 10, 1997
----------------------
Erin Anderson


*                             Director                           April 10, 1997
----------------------
Emil J. Mikity


*                             Director                           April 10, 1997
----------------------
George H. Strong


*                             Director                           April 10, 1997
----------------------
Cheryl H. Wade


*                             Director                           April 10, 1997
----------------------
Thomas J. Taylor



*By: /s/ David G. Lee
-----------------------------
David G. Lee
Attorney-in-Fact

                                  EXHIBIT INDEX


EX-99.B(1)(a)            Articles of Incorporation dated September 11, 1984
                         originally filed as Exhibit (1) of Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 11,
                         1984 and incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(b)            Articles of Amendment dated March 29, 1985 to Articles
                         of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(b) of Pre-Effective Amendment No.
                         1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 22, 1985 and incorporated by reference to Exhibit
                         (1)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23,
                         1996.

EX-99.B(1)(c)            Articles Supplementary dated March 29, 1985 to Articles
                         of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(c) of Pre-Effective Amendment No.
                         1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 22, 1985 and incorporated by reference to Exhibit
                         (1)(c) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23,
                         1996.

EX-99.B(1)(d)            Articles of Amendment dated June 30, 1987 to Articles
                         of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(d) of Post-Effective Amendment No.
                         5 to the Registrant's Registration Statement on Form
                         N-1A, filed with the Securities and Exchange Commission on October 30, 1987 and incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(e)            Articles Supplementary dated March 30, 1989 to Articles
                         of Incorporation dated September 11, 1984 originally filed as Exhibit (1)(e) of Post-Effective Amendment No.
                         8 to the Registrant's Registration Statement on Form
                         N-1A, filed with the Securities and Exchange Commission on April 3, 1989 and incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(f)            Articles Supplementary dated December 18, 1990 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(f) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (1)(f) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(g)            Articles Supplementary dated September 3, 1991 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(g) of Post-Effective Amendment No. 12 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1991 and incorporated by reference to Exhibit (1)(g) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(h)            Articles Supplementary dated December 18, 1992 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(h) of Post-Effective Amendment No. 15 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30, 1993 and incorporated by reference to Exhibit (1)(h) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(i)            Articles Supplementary dated June 26, 1992 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(i) of Post-Effective Amendment No. 16 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 27, 1993 and incorporated by reference to Exhibit (1)(i) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(j)            Articles Supplementary dated September 25, 1992 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(j) of Post-
                         Effective Amendment No. 16 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 27, 1993 and incorporated by reference to Exhibit (1)(j) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(k)            Articles Supplementary dated November 8, 1993 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(j) of Post-
                         Effective Amendment No. 17 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 30, 1993 and incorporated by reference to Exhibit (1)(k) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(l)            Articles of Transfer dated November 23, 1993 originally
                         filed as Exhibit (1)(k) of Post-Effective Amendment
                         No. 17 to the Registrant's Registration Statement on
                         Form N-1A, filed with the Securities and Exchange
                         Commission on December 30, 1993 and incorporated by reference to Exhibit (1)(l) of Post-Effective

                         Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(m)            Articles Supplementary dated December 15, 1993 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(l) of Post-
                         Effective Amendment No. 17 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 30, 1993 and incorporated by reference to Exhibit (1)(m) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(n)            Articles Supplementary dated April 14, 1994 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 originally filed as Exhibit (1)(m) of Post-Effective Amendment No. 21 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 28, 1994 and incorporated by reference to Exhibit (1)(n) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(o)            Articles of Amendment dated March 6, 1996 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984, are incorporated by reference to Exhibit
                         (1)(n) of Post-Effective Amendment No. 27 to
                         Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 14, 1996.

EX-99.B(1)(p)            Articles Supplementary dated March 29, 1996 to
                         Registratant's Articles of Incorporation dated
                         September 11, 1984, are incorporated by reference to Exhibit (1)(o) of Post-Effective Amendment No. 27 to
                         Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 14, 1996.

EX-99.B(1)(q)            Certificate of Correction dated April 30, 1996 to
                         Registrant's Articles Supplementary dated March 29,
                         1996 is incorporated by reference to Exhibit 1(q) of Post-Effective Amendment No. 30 to Registrant's
                         Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(r)            Certificate of Correction dated July 31, 1996 to
                         Registrant's Articles Supplementary dated March 29,
                         1996 is incorporated by reference to Exhibit (1)(r) of Post-Effective Amendment No. 30 to Registrant's
                         Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(s)            Articles Supplementary dated July 31, 1996 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 is incorporated by reference to Exhibit (1)(s) of Post-Effective Amendment No. 30 to Registrant's
                         Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(t)            Articles Supplementary dated August 12, 1996 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 are incorporated by reference to Exhibit (1)(t) of Post-Effective Amendment No. 30 to
                         Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(1)(u)            Articles of Amendment dated August 12, 1996 to
                         Registrant's Articles of Incorporation dated September
                         11, 1984 is incorporated by reference to Exhibit (1)(u) of Post-Effective Amendment No. 30 to Registrant's
                         Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(2)(a)            By-Laws as approved and adopted by Registrant's Board
                         of Directors originally filed as Exhibit (2) of Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 11, 1984 and incorporated by reference to Exhibit (2)(a) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(2)(b)            By-Laws as amended, restated and adopted by
                         Registrant's Board of Directors on September 8, 1987 originally filed as Exhibit (2) of Post-Effective
                         Amendment No. 7 to the Registrant's Registration
                         Statement on Form N-1A, filed with the Securities and Exchange Commission on September 9, 1988 and incorporated by reference to Exhibit (2)(b) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.


EX-99.B(2)(c)            By-Laws as amended, restated and adopted by
                         Registrant's Board of Directors on September 3, 1991 originally filed as Exhibit (2) of Post-Effective
                         Amendment No. 12 to the Registrant's Registration
                         Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1991 and incorporated by reference to Exhibit (2)(c) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(3)               None.

EX-99.B(4)(a)            Specimen certificate for Class A Common Stock is
                         incorporated herein by reference to Exhibit (4)(a) of Post-Effective Amendment No. 7 to Registrant's

                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 9, 1988.

EX-99.B(4)(b)            Specimen certificate for Class B Common Stock is
                         incorporated herein by reference to Exhibit (4)(b) of Post-Effective Amendment No. 7 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 9,
                         1988.

EX-99.B(4)(c)            Specimen certificate for Class C Common Stock is
                         incorporated herein by reference to Exhibit (4)(c) of Post-Effective Amendment No. 10 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

EX-99.B(4)(d)            Specimen certificate for Class D Common Stock is
                         incorporated herein by reference to Exhibit (4)(d) of Post-Effective Amendment No. 10 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

EX-99.B(4)(e)            Specimen certificate for Class E Common Stock is
                         incorporated herein by reference to Exhibit (4)(e) of Post-Effective Amendment No. 10 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 29, 1990.

EX-99.B(4)(f)            Specimen copy of share certificate for Class F
                         Common Stock is incorporated by reference to Exhibit
                         (4)(f) of Post-Effective Amendment No. 12 to
                         Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

EX-99.B(4)(g)            Specimen copy of share certificate for Class G Common
                         Stock is incorporated by reference to Exhibit (4)(g) of Post-Effective Amendment No. 12 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

EX-99.B(4)(h)            Specimen copy of share certificate for Class H Common
                         Stock is incorporated by reference to Exhibit (4)(h) of Post-Effective Amendment No. 12 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

EX-99.B(4)(i)            Specimen copy of share certificate for Class I Common
                         Stock is incorporated by reference to Exhibit (4)(i) of Post-Effective Amendment No. 12 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

EX-99.B(4)(j)            Specimen copy of share certificate for Class J Common
                         Stock is incorporated by reference to Exhibit (4)(j) of Post-Effective Amendment No. 12 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

EX-99.B(4)(k)            Specimen copy of share certificate for Class K Common
                         Stock is incorporated by reference to Exhibit (4)(k) of Post-Effective Amendment No. 12 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 31, 1991.

EX-99.B(5)(a)            Investment Advisory Agreement between Registrant and
                         New Jersey National Bank dated August 2, 1985 originally filed as Exhibit (5) of Pre-Effective
                         Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange
                         Commission on May 22, 1985 and incorporated by reference to Exhibit (5)(a) of Post-Effective
                         Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(b)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. dated June 23,
                         1987 originally filed as Exhibit (5)(b) of Post-
                         Effective Amendment No. 5 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 30, 1987 and incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(c)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. dated December 5,
                         1989 with respect to CoreFund International Growth Fund originally filed as Exhibit (5)(c) of Post-Effective
                         Amendment No. 9 to the Registrant's Registration
                         Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(c) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(d)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. dated December 5,
                         1989 with respect to CoreFund Equity Fund originally filed as Exhibit (5)(d) of Post-Effective Amendment
                         No. 9 to the Registrant's Registration Statement on
                         Form N-1A, filed with the Securities and Exchange
                         Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(d) of Post-Effective
                         Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(e)            Sub-Investment Advisory Agreement between Registrant
                         and Cashman, Farrell and Associates dated December 5,
                         1989 originally filed as Exhibit (5)(e) of Post-Effective Amendment No. 9 to the Registrant's
                         Registration Statement on

                         Form N-1A, filed with the Securities and Exchange Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(e) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(f)            Sub-Investment Advisory Agreement between Registrant
                         and Martin Currie, Inc. dated December 5, 1989 originally filed as Exhibit (5)(f) of Post-Effective
                         Amendment No. 9 to the Registrant's Registration
                         Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1989 and incorporated by reference to Exhibit (5)(f) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(g)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Equity Index Fund dated March
                         25, 1991 originally filed as Exhibit (5)(g) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(g) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(h)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Growth Equity Fund dated March
                         25, 1991 originally filed as Exhibit (5)(h) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(h) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(i)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Short Intermediate Bond Fund dated March 25, 1991 originally filed as Exhibit (5)(i) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(i) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(j)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Fiduciary Tax-Free Reserve dated March 25, 1991 originally filed as Exhibit (5)(j) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(j) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(k)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Tax-Free Reserve dated March
                         25, 1991 originally filed as Exhibit (5)(k) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(k) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(l)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Fiduciary Treasury Reserve dated March 25, 1991 originally filed as Exhibit (5)(k) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 24, 1991 and incorporated by reference to Exhibit (5)(l) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(m)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. with respect to
                         CoreFund Balanced Fund dated September 15, 1992 originally filed as Exhibit (5)(m) of Post-Effective
                         Amendment No. 15 to the Registrant's Registration
                         Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30, 1993 and incorporated by reference to Exhibit (5)(m) of Post-Effective
                         Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(n)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Government Income Fund dated
                         March 25, 1991 is incorporated herein by reference to Exhibit (5)(k) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

EX-99.B(5)(o)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Intermediate-Term Municipal
                         Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5)(k) of Post-Effective
                         Amendment No. 11 to the Registrant's Registration
                         Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

EX-99.B(5)(p)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. with respect to
                         CoreFund Global Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5)(k) of Post-Effective Amendment No. 11 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

EX-99.B(5)(q)            Sub-Advisory Agreement between CoreStates Investment
                         Advisers, Inc. and Alpha Global Fixed Income Managers,
                         Inc. with respect to Global Bond Fund dated December
                         15, 1993 originally filed as Exhibit (5)(q) of Post-Effective Amendment No. 17 to Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 30, 1993 and incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(r)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. with respect to
                         Pennsylvania Municipal Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5)(i) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, as filed with Securities and Exchange Commission on January 24, 1991.

EX-99.B(5)(s)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. with respect to
                         New Jersey Municipal Bond Fund dated March 25, 1991 is incorporated herein by reference to Exhibit (5)(i) of Post-Effective Amendment No. 11 to the Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 24, 1991.

EX-99.B(5)(t)            Investment Advisory Agreement between Registrant and
                         CoreStates Investment Advisers, Inc. with respect to
                         CoreFund Elite Cash Reserve, CoreFund Elite Government
                         Reserve and CoreFund Elite Treasury Reserve dated June
                         21, 1994 originally filed as Exhibit (5)(t) of Post-Effective Amendment No. 21 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 28, 1994 and incorporated by reference to Exhibit (5)(t) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(u)            Proposed Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to CoreFund Special Equity Fund, CoreFund
                         Bond Fund and CoreFund Short-Term Income Fund is incorporated herein by reference to Exhibit (5)(u) of Post-Effective Amendment No. 24 to Registrant's
                         Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 2, 1996.

EX-99.B(5)(v)            Form of Investment Advisory Agreement between
                         Registrant and CoreStates Investment Advisers, Inc.
                         with respect to all Funds dated April 12, 1996 is incorporated by reference to Exhibit (5)(v) of Post-Effective Amendment No. 30 to Registrant's
                         Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(w)            Sub-Advisory Agreement between CoreStates Investment
                         Advisers, Inc. and Alpha Global Fixed Income Managers,
                         Inc. dated April 12, 1996 with respect to the Global Bond Fund is incorporated by reference to Exhibit (5)(w) of Post-Effective Amendment No. 30 to
                         Registrant's Registration Statement on Form N- 1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(x)            Sub-Investment Advisory Agreement between CoreStates
                         Investment Advisers, Inc. and Martin Currie, Inc. dated
                         April 12, 1996 with respect to the International Growth
                         Fund is incorporated by reference to Exhibit (5)(x) of Post-Effective Amendment No. 30 to Registrant's
                         Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(5)(y)            Sub-Investment Advisory Agreement between CoreStates
                         Investment Advisers, Inc. and Aberdeen Fund Managers,
                         Inc. dated April 12, 1996 with respect to the International Growth Fund is incorporated by reference to Exhibit (5)(y) of Post-Effective Amendment No. 30 to
                         Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(6)(a)            Distribution Agreement between Registrant and Fairfield
                         Group, Inc. dated August 2, 1985 originally filed as
                         Exhibit (6) of Pre-Effective Amendment No. 1 to
                         Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 22,
                         1985 and incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(6)(b)            Distribution Agreement between Registrant and SEI
                         Financial Services Company originally filed as Exhibit
                         (6)(b) of Post-Effective Amendment No. 14 to
                         Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August
                         31, 1992 and incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(7)               None.

EX-99.B(8)(a)            Custodian Agreement between Registrant and First
                         Pennsylvania Bank N.A. dated July 24, 1985 originally filed as Exhibit (8) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 1, 1985 and incorporated by reference to Exhibit
                         (8)(a) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23,
                         1996.

EX-99.B(8)(b)            Custodian Agreement between Registrant and Philadelphia
                         National Bank dated May 20, 1987 originally filed as
                         Exhibit (8)(b) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 30, 1987 and incorporated by reference to Exhibit (8)(b) of Post-Effective
                         Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(8)(c)            Custodian Agreement between Registrant and CoreStates
                         Bank, N.A. dated June 2, 1995, is incorporated by reference to Exhibit (8)(c) of Post-Effective Amendment
                         No. 27 to Registrant's Registration Statement on Form
                         N-1A as filed with the Securities and Exchange
                         Commission on May 14, 1996.

EX-99.B(9)(a)            Amended Administration Agreement between Registrant and
                         Fairfield Group, Inc. dated March 6, 1990 originally filed as Exhibit (9)(a) of Post-Effective Amendment No.
                         12 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1991 and incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(9)(b)            Transfer Agency Agreement between Registrant and First
                         Pennsylvania Bank n.a. dated July 24, 1985 originally filed as Exhibit (9)(b) of Pre-Effective Amendment No.
                         2, to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 1, 1985 and incorporated by reference to Exhibit
                         (9)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23,
                         1996.

EX-99.B(9)(c)            Amended Transfer Agency Agreement between First
                         Pennsylvania Bank n.a. and Fund/Plan Services, Inc., dated December 31, 1985 originally filed as Exhibit
                         (9)(c) of Post-Effective Amendment No. 1 to
                         Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February
                         5, 1986 and incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(9)(d)            Retail Transfer Agency Agreement between Registrant and
                         SEI Financial Management Corporation originally filed as Exhibit (9)(d) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 31, 1992 and incorporated by reference to Exhibit (9)(d) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(9)(e)            Administration Agreement between Registrant and SEI
                         Financial Management Corporation dated October 30,
                         1992, as amended dated June 1, 1995, originally filed as Exhibit (9)(e) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30, 1993 and incorporated by reference to Exhibit
                         (9)(e) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23,
                         1996.

EX-99.B(9)(f)            Transfer Agent and Shareholder Services Agreement
                         between Registrant and SEI Financial Management
                         Corporation dated March 4, 1993 originally filed as Exhibit (9)(f) of Post-Effective Amendment No. 15 to
                         Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 30,
                         1993 and incorporated by reference to Exhibit (9)(f) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(9)(g)            Transfer Agent Agreement between the Registrant and
                         State Street Bank and Trust Company dated November 16,
                         1995, is incorporated by reference to Exhibit (9)(g) of Post-Effective Amendment No. 27 to Registrant's
                         Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on May 14, 1996.

EX-99.B(10)              Opinion and consent of Morgan, Lewis & Bockius LLP,
                         filed under Rule 24f-2 as part of Registrant's Rule
                         24f-2 Notice is incorporated by reference to Exhibit
                         (10) of Post-Effective Amendment No. 30 to the
                         Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(11)(a)           Consent of Ernst & Young LLP is filed herewith.

EX-99.B(11)(b)           Consent of Coopers & Lybrand LLP is filed herewith.

EX-99.B(12)              Financial Statements and Auditor's Report as found in
                         the CoreFunds, Inc. 1996 Annual Report to Shareholders are filed herewith.

EX-99.B(13)              Purchase Agreement dated July 24, 1985 between
                         Registrant and Fairfield Group, Inc. originally filed as Exhibit (13) of Pre-Effective Amendment No. 2 to
                         Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August
                         1, 1985 and incorporated by reference to Exhibit (13) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23, 1996.

EX-99.B(14)              None.

EX-99.B(15)              None.

EX-99.B(16)(a)           Schedules for computation of performance quotations
                         provided in response to Item 22 of the Registration
                         Statement originally filed as Exhibit (16) of Post-
                         Effective Amendment No. 12 to Registrant's Registration
                         Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 1991 and incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(16)(b)           Schedules of computation of performance are
                         incoporated by reference to Post-Effective Amendment
                         No. 30 to Registrant's Registration Statement on Form
                         N-1A as filed with the Securities and Exchange
                         Commission on October 23, 1996.

EX-99.B(18)              Rule 18f-3 Plan originally filed as Exhibit (18) of
                         Post-Effective Amendment No. 23 to the Registrant's
                         Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 27, 1995 and incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(24)(a)           Powers of Attorney for Mr. Emil J. Mikity, Mr. George
                         H. Strong, and Professor Erin Anderson, Directors of
                         Registrant, and David G. Lee, President of Registrant originally filed as Exhibit (24) of Post-Effective
                         Amendment No. 21 to the Registrant's Registration
                         Statement on Form N-1A, filed with the Securities and Exchange Commission on October 28, 1994 and incorporated by reference to Exhibit (24)(a) of Post-Effective Amendment No. 30, filed with the
                         Securities and Exchange Commission on October 23, 1996.

EX-99.B(24)(b)           Powers of Attorney for Mr. Carmen Romeo, Treasurer and
                         Assistant Secretary of Registrant, and Ms. Jean Young,
                         Controller of Registrant originally filed as Exhibit
                         (24)(b) of Post-Effective Amendment No. 22 to the
                         Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November
                         15, 1994 and incorporated by reference to Exhibit
                         (24)(b) of Post-Effective Amendment No. 30, filed with the Securities and Exchange Commission on October 23,
                         1996.

EX-99.B(24)(c)           Powers of Attorney for Cheryl H. Wade and Thomas J.
                         Taylor are incorporated herein by reference to Exhibit
                         (24)(c) of Post-Effective Amendment No. 28 to the
                         Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on July 12, 1996.

EX-99.B (27)             Financial Data Schedules filed herewith.

                         EX-27.1 Cash Reserve Fund Class Y
                         EX-27.2 Cash Reserve Fund Class C
                         EX-27.3 Treasury Reserve Fund Class Y
                         EX-27.4 Treasury Reserve Fund Class C
                         EX-27.5 Elite Cash Reserve
                         EX-27.6 Core Equity Fund Class Y
                         EX-27.7 Core Equity Fund Class A
                         EX-27.8 Equity Index Fund Class Y
                         EX-27.9 Equity Index Fund Class A
                         EX-27.10 Growth Equity Fund Class Y
                         EX-27.11 Growth Equity Fund Class A

                         EX-27.12 Short-Intermediate Bond Fund Class Y EX-27.13 Short-Intermediate Bond Fund Class A EX-27.14 Tax-Free Reserve Class Y
                         EX-27.15 Tax-Free Reserve Class C
                         EX-27.16 Elite Tax-Free Reserve
                         EX-27.17 Elite Treasury Reserve
                         EX-27.18 Balanced Fund Class Y
                         EX-27.19 Balanced Fund Class A
                         EX-27.20 Government Income Fund Class Y
                         EX-27.21 Government Income Fund Class A
                         EX-27.22 Intermediate Municipal Bond Fund Class Y EX-27.23 Intermediate Municipal Bond Fund Class A EX-27.24 Pennsylvania Municpal Bond Fund Class Y EX-27.25 Pennsylvania Municpal Bond Fund Class A EX-27.26 New Jersey Municipal Bond Fund Class Y EX-27.27 New Jersey Municipal Bond Fund Class A EX-27.28 Bond Fund Class Y
                         EX-27.29 Bond Fund Class A
                         EX-27.30 Short Term Income Fund Class Y
                         EX-27.31 Short Term Income Fund Class A
                         EX-27.32 Special Equity Fund Class Y
                         EX-27.33 Special Equity Fund Class A